BOSTON PARTNERS LARGE CAP VALUE FUND
                              (INSTITUTIONAL CLASS)
                                       OF
                               THE RBB FUND, INC.



         Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                     December 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------

         RBB is an open-end management company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty-two separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

FEE TABLE


         The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS)


         Management Fees (after waivers)*.............................0.07%
         12b-1 Fees (after waivers)*..................................0.04%
         Other Expenses (after waivers and reimbursements)............0.89%
                                                                      -----
         Total Fund Operating Expenses (after waivers
                  and expense reimbursements)*........................1.00%
                                                                      =====


      * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.75%; 12b-1 Fees would be 0.15%; Other Expenses would be 1.74%; and Total Fund Operating Expenses would be 2.64%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period-


                                               ONE    THREE   FIVE    TEN
                                               YEAR   YEARS   YEARS   YEARS
                                               ----   -----   -----   -----
         Boston Partners Large Cap Value Fund  $10     $32     $55    $122

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 Fees for the Fund. However, there can be no assurance that any future expense reimbursements and waivers of Management

Fees and 12b-1 Fees will not vary from the figures reflected in the Fee Table.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

                  The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period indicated. Shares of the Institutional Class were first issued on January 2, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               For the Period
                                              January 2, 1997*
                                             through August 31,
                                                    1997
                                             ------------------
PER SHARE OPERATING PERFORMANCE**                 $ 10.00
                                                   ------
NET ASSET VALUE, BEGINNING OF PERIOD

Net investment income (1)...........                 0.05
Net realized and unrealized gain on
investments(2)......................                 2.41
                                                    -----
Net increase in net assets resulting
from operations.....................                 2.46
                                                    -----

NET ASSET VALUE, END OF PERIOD......               $12.46
                                                    =====

Total investment return(3)..........                24.60%

RATIOS/SUPPLEMENTAL DATA                       $24,603
Net assets, end of period (000).....


Ratio of expenses to average net
  assets***(1)(4)...................                 1.00%
Ratio of net investment income to
  average net assets***(1)..........                 1.19%
PORTFOLIO TURNOVER RATE****.........                67.16%
Average commission rate per share(5)                $0.0397


----------------------


  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***      Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 would have been 2.64% for the Institutional Class.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

         The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.

         The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


         The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalization; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase and reverse repurchase agreements and dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

         The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Fund may not:

                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchases more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the

         Fund's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER

         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 100%. High Portfolio turnover (100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.


RISK FACTORS
--------------------------------------------------------------------------------

         As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

         Investment methods described in this Prospectus are among those that the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.




MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER


         Boston Partners Asset Management, L.P., located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of September 30, 1997, in excess of $12.5 billion. Boston Partners' general partner is Boston Partners, Inc., a company that acts as a general partner to investment advisers organized as limited partnerships.


         Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser is currently waiving advisory fees in excess of 0.07% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

         The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.3 billion of Large Capitalization Core Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fourteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


EXPENSES

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the

Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and of increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.15% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor under the Distribution Agreement. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.04% on the first $200 million of the average daily net assets of the Fund on an annualized basis in any year and 0.05% thereafter. Such compensation may be increased up to the amount permitted by the Plan with the approval of RBB's Board of Directors. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL


         Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.


         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

         Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

         An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

                  A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

                  B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                           PNC Bank, N.A.
                           Philadelphia, PA  19103
                           ABA NUMBER:  0310-0005-3
                           CREDITING ACCOUNT NUMBER:  86-1108-2507
                           FROM:  (name of investor)
                           ACCOUNT NUMBER:  (Investor's account number with
                                                 the Fund)
                           FOR PURCHASE OF:  Boston Partners Large Cap Value
                                                 Fund
                           AMOUNT:  (amount to be invested)

                  C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.


AUTOMATIC INVESTING

         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.



HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899- 8852. There is no charge for a redemption.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares --Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of the Boston Partners Mid Cap Value Fund or the Boston Partners Bond Fund, subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.


         If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

         If an exchange is to a new account in the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

         Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

         In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring

RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the result of outstanding shares of the class. The net asset value of each class are calculated independently of each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and tractional Shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions. to the extent they are taxable, are taxed to shareholders as ordinary income.

         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

         The Fund offers one other class of shares, Investor Shares, which is offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning this other class may be obtained by calling the Fund at (800) 311-9783 or 9829.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS LARGE CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.


OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to The Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-tree (888) 261-4073.

SHARE CERTIFICATES

         In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

         For the period from commencement of operations (January 2, 1997) through August 31, 1997, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:


         Unannualized investment returns for the period ended
         August 31, 1997


                                                                    Since
                                                                INCEPTION
                                                                ---------
         Boston Partners Large Cap Value Fund
         (Institutional Shares)................................... 24.60%


         The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee and 12b-1 fee waivers in effect. Without these expense reimbursements waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.


         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1997. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions, which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1997

                                                       Since
                                        ONE YEAR      INCEPTION
                                        --------      ---------
      Composite Performance.............  46.9%          33.5%*
      S&P 500 Stock Index...............  40.7%          28.9%

*     The Adviser commenced managing these accounts on June 1, 1995.

         The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.


FUTURE PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as BUSINESS WEEK, FORTUNE, INSTITUTIONAL INVESTOR, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL                  PROSPECTUS
INFORMATION INCORPORATED HEREIN BY REFERENCE, IN
CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS         DECEMBER 1, 1997
AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS
DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.
                ----------------------


                   TABLE OF CONTENTS                          BOSTON PARTNERS
                                                  PAGE           LARGE CAP
                                                  ----           VALUE FUND
INTRODUCTION.......................................  2    (INSTITUTIONAL SHARES)
FINANCIAL HIGHLIGHTS...............................  3
INVESTMENT OBJECTIVES AND POLICIES.................  6
INVESTMENT LIMITATIONS.............................  7
RISK FACTORS.......................................  8
MANAGEMENT.........................................  9
DISTRIBUTION OF SHARES............................. 11         bp
HOW TO PURCHASE SHARES............................. 12        BOSTON PARTNERS
HOW TO REDEEM AND EXCHANGE SHARES.................. 14        ---------------
NET ASSET VALUE.................................... 17    ASSET MANAGEMENT, L.P.
DIVIDENDS AND DISTRIBUTIONS........................ 18    ----------------------
TAXES    .......................................... 18
MULTI-CLASS STRUCTURE.............................. 19
DESCRIPTION OF SHARES.............................. 19
OTHER INFORMATION.................................. 20



INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia,  Pennsylvania

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

BOSTON PARTNERS LARGE CAP VALUE FUND      bp
         (INSTITUTIONAL CLASS)            BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                          --------------------------------------

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account.  For an IRA application or help with this  Application,  please call 1-888-261-4073

----------------   (Please check the appropriate box(es) below.)
| 1            |   [Checkbox] Individual     [Checkbox] Joint Tenant      [Checkbox] Other
| Account      |
| Registration:|   -----------------------------------------------------------------------------------------------------------------
----------------   Name                                                          SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER                                                JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                   For joint accounts,the  account  registrants will be joint tenants with right of  survivorship and not tenants in common unless tenants in common or community property registrations are requested.
----------------
GIFT TO MINOR:     [Checkbox]  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
----------------
                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)

                   -----------------------------------------------------------------------------------------------------------------
                   MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

----------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
----------------   -----------------------------------------------------------------------------------------------------------------
                   NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                                  NAME(S) OF TRUSTEE(S)

                   -----------------------------------------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER

----------------   -----------------------------------------------------------------------------------------------------------------
| 2            |   STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |   -----------------------------------------------------------------------------------------------------------------
----------------   CITY                                                                      STATE                   ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   DAY PHONE NUMBER                                                                             EVENING PHONE NUMBER


----------------   Minimum  initial  investment  of $100,000         Amount of  investment $_______
| 3            |
| Investment   |   Make the check  payable to Boston  Partners Large Cap Value Fund.
| Information: |
----------------   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


----------------
DISTRIBUTION       NOTE:  Dividends and capital gains may be reinvested or paid by check.  If not options are selected below, both
OPTIONS:           dividends and capital gains will be reinvested in additional Fund shares.
----------------
                   DIVIDENDS    Pay by check     Reinvest     CAPITAL GAINS      Pay by check   Reinvest


----------------   To use this option, you must initial the appropriate line below.
| 4            |   I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares
| Telephone    |   in my account(s) by telephone in accordance with the procedures and conditions set forth in the
| Redemption:  |   Fund's current prospectus.
----------------
                   ----------------------------------    -------------------------------Redeem shares, and send the proceeds to
                              individual initial                 joint initial          the address of record.

                   ----------------------------------    -------------------------------Exchange shares for shares of The Boston
                              individual initial                 joint initial          Partners Mid Cap Value Fund or Boston
                                                                                        Partners Bond Fund.



----------------   The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly
| 5            |   scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can
| Automatic    |   arrange for an amount of money selected by you to be deducted from your checking account and used to
| Investment   |   purchase shares of the Fund.
| Plan:        |
----------------
                   Please debit $________ from my checking account (named below on or about the 20th of the month.
                   Please attach an unsigned, voided check.
                              Monthly        Every Alternate Month          Quarterly      Other


----------------   -----------------------------------------------------------------------------------------------------------------
BANK OF RECORD:            BANK NAME                                                          STREET ADDRESS OR P.O. BOX
----------------
                   -----------------------------------------------------------------------------------------------------------------
                           CITY                                        STATE                                    ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                           BANK ABA NUMBER                                                           BANK ACCOUNT NUMBER


----------------   The undersigned warrants that I (we) have fully authority and, if a natural person, I (we) am (are) of legal age
| 6            |   to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the
|              |   Fund in which I (we) am (are) investing.
| Signatures   |   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following
----------------   certification:

                   Under penalties of perjury, I certify that:

                   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
                   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                   NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                   BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL
                   REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
                   REQUIRED TO AUDIT BACKUP WITHHOLDING.


                   -----------------------------------------------------------------------------------------------------------------
                           SIGNATURE OF APPLICANT                                                           DATE

                   -----------------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                                         DATE


                   -----------------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)


                   (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                   For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS LARGE CAP VALUE FUND
                                                                        C/O PFPC INC.
                                                                        P.O. BOX 8852
                                                                        WILMINGTON, DE  19899-8852


                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.

         Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                  DECEMBER 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------
         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty-two separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

FEE TABLE


         The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)



         Management Fees (after waivers)*....................0.07%
         12b-1 Fees (after waivers)*.........................0.11%
         Other Expenses (after waivers and reimbursements)...0.93%
                                                             -----
        Total Fund Operating Expenses
          (after waivers and expense reimbursements)*........1.11%
                                                             =====

      * In the absence of expense reimbursements and fee waivers, Management Fees would be 0.75%, 12b-1 Fees would be 0.25%, Other Expenses would be 2.05%, and Total Fund Operating Expenses would be 3.05%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.



EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                  ONE        THREE         FIVE           TEN
                                 YEAR        YEARS         YEARS         YEARS
                                 ----        -----         -----         -----
         Boston Partners Large
          Cap Value Fund..........$11         $35           $61          $135

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and

12b-1 Fees for the Fund. However, the Adviser, the Distributor and the other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees and 12b-1 Fees will not vary from the figures reflected in the Fee Table.


         The  Example  in  the  Fee  Table   assumes  that  all   dividends  and
distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
         The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period indicated. The Investor Class commenced operations on January 16, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             FOR THE PERIOD
                                                            JANUARY 16, 1997*
                                                                 THROUGH
                                                             AUGUST 31, 1997
                                                             ---------------


PER SHARE OPERATING PERFORMANCE**
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.20
                                                                 ------

Net investment income(1)....................................       0.02
Net realized and unrealized gain on investments(2)..........       2.23
                                                                  -----

Net increase in net assets resulting from operations........       2.25
                                                                  -----

NET ASSET VALUE, END OF PERIOD..............................     $12.45
                                                                  =====

Total investment return(3)..................................      22.06%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $683
Ratio of expenses to average net assets***(1)(4)............       1.11%
Ratio of net investment income to average net assets***(1)..        .91%
PORTFOLIO TURNOVER RATE****.................................      67.16%
Average commission rate per share(5)........................      $0.0397


----------------------
      *   Commencement of operations.
     ** Calculated based on shares outstanding on the first and last day of the period, except dividends and distributions, it any, which are based on actual shares outstanding on the dates of distributions.
    ***   Annualized.
   ****   Not annualized.
    (1)   Reflects waivers and reimbursements.
    (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
    (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
    (4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 would have been 3.05% for the Investor Class.
    (5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

         The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objectives by investing under normal market conditions at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as equity securities possessing value characteristics.

         The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


         The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

         The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Fund may not:

                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate outstanding borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER


         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 100%. High Portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.



RISK FACTORS
--------------------------------------------------------------------------------

         As with other mutual funds, there can be no assurance that the Fund will achieve its objectives. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Polices."

         Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER


         Boston Partners Asset Management, L.P. located at One Financial Center, 43rd Floor Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of September 30, 1997, in excess of $12.5 billion. Boston Partners' general partner is Boston Partners, Inc., a company that acts as a general partner to investment advisers organized as limited partnerships.


         Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser is currently waiving advisory fees in excess of 0.71% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

         The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.3 billion of Large Capitalization Core Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fourteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


EXPENSES

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares--Purchases Through Intermediaries."

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES.

         Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

         For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.



HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

         Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.


         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or her broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:


                  A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification

         Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

                  B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC
         Bank:

                                    PNC Bank, N.A.
                                    Philadelphia, PA 19103
                                    ABA NUMBER:  0310-0005-3
                                    CREDITING ACCOUNT NUMBER:  86-1108-2507
                                    FROM:  (name of investor)
                                    ACCOUNT NUMBER: (Investor's account number with the Fund)
                                    FOR PURCHASE OF:  Boston Partners Large Cap
                                    Value Fund
                                    AMOUNT:  (amount to be invested)

                  C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed application.

         For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

         Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as Custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. It the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or it the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares -- Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

         If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance, the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

         The exchange privilege will be available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of the Boston Partners Mid Cap Value Fund or the Boston Partners Bond Fund, subject to the restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A Shareholder wishing to make an exchange may do so by sending a written request to PFPC.


         If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.


         If an exchange is to a new account in the Boston Partners Mid Cap Value Fund or Boston Partners Bond Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

         Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

         In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone exchange feature to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following
RBB's  telephone  transaction   procedures  described  below  or  for  following
instructions communicated by telephone that they reasonably believe to be genuine.

         RBB's telephone transaction  procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) permitting  exchanges only if the two account  registrations  are identical;
(5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a Fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently from each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

         The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected. at any time, to be different than the total return on Institutional Shares. Information concerning these other classes may be obtained by calling the Fund at (800) 311-9783 or 9829.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS LARGE CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997 to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

         In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

         For the period from commencement of operations (January 16, 1997) through August 31, 1997, the total return since inception (not annualized) for the Investor Class of Shares of the Fund was as follows:


Unannualized investment returns for the period ended August 31, 1997


                                                      Since
                                                    INCEPTION
                                                    ---------
         Boston Partners Large Cap Value Fund
            (Investor Shares)........................ 22.06%


         The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee and 12b-1 fee waivers in effect. Without these expense reimbursements and waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1997. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 16, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects the payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts which comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1997

                                                                      Since
                                                      ONE YEAR      INCEPTION
                                                      --------      ---------
         Composite Performance.......................     46.9%         33.5%*
         S&P 500 Stock Index.........................     40.7%         28.9%

* The Adviser commenced managing these accounts on June 1, 1995.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.


FUTURE PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.
Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as BUSINESS WEEK, FORTUNE, INSTITUTIONAL INVESTOR, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO PERSON HAS BEEN  AUTHORIZED TO GIVE ANY  INFORMATION
OR  MAKE  ANY  REPRESENTATIONS  NOT  CONTAINED  IN THIS
PROSPECTUS   OR  IN  RBB'S   STATEMENT  OF   ADDITIONAL
INFORMATION   INCORPORATED  HEREIN  BY  REFERENCE,   IN        PROSPECTUS
CONNECTION  WITH THE OFFERING  MADE BY THIS  PROSPECTUS
AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE     DECEMBER 1, 1997
RELIED  UPON AS HAVING  BEEN  AUTHORIZED  BY RBB OR ITS
DISTRIBUTOR.  THIS  PROSPECTUS  DOES NOT  CONSTITUTE AN
OFFERING   BY  RBB  OR  BY  THE   DISTRIBUTOR   IN  ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.
            ----------------------


               TABLE OF CONTENTS
                                                             BOSTON PARTNERS
                                                   PAGE         LARGE CAP
                                                   ----        VALUE FUND
INTRODUCTION........................................  2     (INVESTOR SHARES)
FINANCIAL HIGHLIGHTS................................  4
INVESTMENT OBJECTIVES AND POLICIES..................  6
INVESTMENT LIMITATIONS..............................  7
RISK FACTORS........................................  8
MANAGEMENT..........................................  9
DISTRIBUTION OF SHARES.............................. 11        bp
HOW TO PURCHASE SHARES.............................. 12      BOSTON PARTNERS
HOW TO REDEEM AND EXCHANGE SHARES................... 15      ---------------
NET ASSET VALUE..................................... 19   ASSET MANAGEMENT, L.P.
DIVIDENDS AND DISTRIBUTIONS......................... 19   ----------------------
TAXES    ........................................... 19
MULTI-CLASS STRUCTURE............................... 21
DESCRIPTION OF SHARES............................... 21
OTHER INFORMATION................................... 22



INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia,  Pennsylvania

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

BOSTON PARTNERS LARGE CAP VALUE FUND      bp
     (INVESTOR CLASS)                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                          --------------------------------------


ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account.  For an IRA application or help with this  Application,  please call 1-888-261-4073

----------------   (Please check the appropriate box(es) below.)
| 1            |   [Checkbox] Individual     [Checkbox]| Joint Tenant      [Checkbox] Other
| Account      |
| Registration:|   -----------------------------------------------------------------------------------------------------------------
----------------   Name                                                          SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER                                                JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                   For joint accounts,the  account  registrants will be joint tenants  with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
----------------
GIFT TO MINOR:     [Checkbox]  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
----------------
                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)

                   -----------------------------------------------------------------------------------------------------------------
                   MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

----------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
----------------   -----------------------------------------------------------------------------------------------------------------
                   NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                                  NAME(S) OF TRUSTEE(S)

                   -----------------------------------------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER

----------------   -----------------------------------------------------------------------------------------------------------------
| 2            |   STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |   -----------------------------------------------------------------------------------------------------------------
----------------   CITY                                                                      STATE                   ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   DAY PHONE NUMBER                                                                             EVENING PHONE NUMBER


----------------   Minimum  initial  investment  of $2,500         Amount of  investment $_______
| 3            |
| Investment   |   Make the check  payable to Boston  Partners Large Cap Value Fund.
| Information: |
----------------   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

----------------
DISTRIBUTION       NOTE:  Dividends and capital gains may be reinvested or paid by check.  If not options are selected  below,  both
OPTIONS:           dividends and capital gains will be reinvested in additional Fund shares.
----------------
                   DIVIDENDS -  Pay by check -   Reinvest   -       CAPITAL GAINS   -        Pay by check  -         Reinvest   -

----------------
SYSTEMATIC         To select this portion please fill out the information below:
WITHDRAWAL
PLAN:              Amount ______________________________________________________             Startup Month _________________________
----------------
                   Frequency Options:   Annually   -                Monthly   -                       Quarterly   -

                   - A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
                   - Payments will be made on or near the 25th of the month
                   Please  check one of the following options:  ________ Please mail checks t Address of Record (Named in
                                                                                     Section 2)
                                                                ________ Please electronically credit my Bank of Record
                                                                                     (Named in Section 5)



----------------   To use this option, you must initial the appropriate line below.
| 4            |   I authorize the Transfer Agent to accept  instructions  from any  persons  to redeem  or  exchange  shares in  my
|  Telephone   |   account(s)  by  telephone  in accordance  with the  procedures  and conditions set forth  in  the Fund's  current
| Exchange and |   prospectus.
| Redemption:  |
----------------
                   -------------------------------  ----------------------------- Redeem shares, and send the proceeds to
                         Individual initial                  joint initial        the address of record.

                                                                                  Exchange shares for shares of the Boston
                   -------------------------------  ----------------------------- Partners Mid Cap Value Fund or Boston
                         Individual initial                  joint initial        Partners Bond Fund.


----------------   The Account Investment Plan which is available to shareholders of the Fund,  makes possible  regularly  scheduled
| 5            |   purchases of Fund shares to allow  dollar-cost  averaging. The Fund's  Transfer  Agent can arrange for an  amount
| Automatic    |   of money  selected by you to be deducted from your checking account and used to purchase shares of the Fund.
| Investment   |
| Plan:        |   Please debit $________ from my checking account (named below) on or about the 20th of the month.
----------------   Please attach an unsigned, voided check.

                   [Checkbox]  Monthly    [Checkbox] Every Alternate Month     [Checkbox]  Quarterly    [Checkbox]  Other

----------------   -----------------------------------------------------------------------------------------------------------------
BANK OF RECORD:    BANK NAME                                                                          STREET ADDRESS OR P.O. BOX
----------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                             STATE                                               ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   BANK ABA NUMBER                                                                           BANK ACCOUNT NUMBER

----------------   The undersigned  warrants that I (we) have full authority and, if a  natural person, I (we) am (are) of legal age
| 6            |   to  purchase  shares pursuant  to this  Account  Application,  and I (we)  have  received  a  current  prospectus
|              |   for the Fund in which I (we) am (are) investing.
| Signatures:  |   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following
----------------   certification:
                   Under penalties of perjury, I certify that:
                   (1) The number shown on this form is my correct taxpayer  identification  number (or I am waiting for a number to be issued to), and
                   (2) I am not subject to backup  withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been  notified by the  Internal  Revenue  Service  that I am subject to 31% backup  withholding  as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                   NOTE:  YOU MUST CROSS OUT ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY  SUBJECT TO BACKUP
                   WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE
                   SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION  REQUIRED TO
                   AUDIT BACKUP WITHHOLDING.

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF APPLICANT                                                                              DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF JOINT OWNER                                                                            DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   (If you are signing for a  corporation,  you must  indicate  corporate  office or title.  If you wish  additional signatories on the account, please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                   For information on additional  options,  such as IRA  Applications,  rollover  requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:        THE BOSTON PARTNERS LARGE CAP VALUE FUND
                                                                           C/O PFPC INC.
                                                                           P.O. BOX 8852
                                                                           WILMINGTON, DE  19899-8852


                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                 (ADVISOR CLASS)
                                       OF
                               THE RBB FUND, INC.


         Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Advisor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristic are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.


         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                    December 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------


         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty-two separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.


         The Advisor Class of the Fund is designed primarily for investors seeking investment of funds held in an advisory or other similar capacity, which may include the investment of funds held or managed by broker-dealers, investment counselors and financial planners. Investment professionals such as those listed above may purchase Shares for discretionary or non- discretionary accounts maintained by individuals.

EXPENSE TABLE


         The following table illustrates the annual operating expenses expected to be incurred by Advisor Shares of the Fund (after fee waivers) for the fiscal period ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


     Management Fees (after waivers)*..............................0.71%
     12b-1 Fees (after waivers)*...................................0.50%
     Other Expenses................................................0.29%
                                                                   -----
     Total Fund Operating Expenses (after waivers).................1.50%
                                                                   =====


* In the absence of fee waivers, Management Fees would be 0.75%, 12b-1 Fees would be 0.75% and Total Fund Operating Expenses would be 1.79%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                  ONE YEAR   THREE YEARS
                                                  --------   -----------
         Boston Partners Large Cap
           Value Fund.............................   $15         $47

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of Management fees and 12b-1 Fees for the Fund. However, the Adviser and the Distributor are under no obligation with respect to such waivers, and there can be no assurance that any future waivers of Management Fees and 12b-1 Fees will not vary from the figures reflected in the Fee Table.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers Inc.


         No financial data is supplied for the Advisor Class of the Fund because, as of the date of this Prospectus, the Advisor Class had no performance history.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

         The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Portfolio seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.

         The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to, price to book value ratios and price to earnings ratios. These value characteristic are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.


         The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalization; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase and reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

         The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing an interest in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER

         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 100%. High Portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

RISK FACTORS
--------------------------------------------------------------------------------

        As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

         Investment methods described in this Prospectus are among those that the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.




MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER


         Boston Partners Asset Management, L.P., located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of September 30, 1997, in excess of $12.5 billion. Boston Partners' general partner is Boston Partners, Inc., a company that acts as a general partner to investment advisers organized as limited partnerships.


         Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser is currently waiving advisory fees in excess of 0.71% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

         The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.3 billion of Large Capitalization Core Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fourteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Mr. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

         PFPC Inc. ("PFPC") serves as administrator to the Portfolio and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. However, PFPC has notified the Fund that it intends to waive one-half of its minimum annual fee during the initial fiscal period of the Advisor Class.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor") a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


EXPENSES

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Advisor Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.75% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor. Under the Distribution Contract, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.50% of the average daily net assets of the Fund on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan with the approval of RBB's Board of Directors. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to an Intermediary, as defined below. See "Shareholder Servicing."

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

         Advisor Shares are available for investment through investment professionals such as broker-dealers, financial planners and other financial intermediaries ("Intermediaries"). The Fund reserves the right to make Advisor Shares available to other investors in the future.

         Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased through an Intermediary without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application through an Intermediary to the Fund's transfer agent, PFPC. Purchases of Shares may be effected through an Intermediary or by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston

Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $10,000 and subsequent investments must be at least $500. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.


         Shareholders whose shares are held in the street name account of an Intermediary and who desire to transfer such shares to the street name account of another Intermediary should contact their current Intermediary.

         Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Checks for investment must be made payable to Boston Partners Large Cap Value Fund.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                           PNC Bank, N.A.
                           Philadelphia, PA  19103
                           ABA NUMBER:  0310-0005-3
                           CREDITING ACCOUNT NUMBER:  86-1108-2507
                           FROM:  (name of investor)
                           ACCOUNT NUMBER:  (Investors account number with
                                                the Fund)
                           FOR PURCHASE OF:  Boston Partners Large Cap Value
                                                Fund
                           AMOUNT:  (amount to be invested)

         C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

         For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

         Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899- 8852. There is no charge for a redemption. Shareholders may also place redemption requests through an Intermediary, but such Intermediary might charge a fee for this service.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem Shares -- Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

         If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

TELEPHONE TRANSACTIONS

         In order to request a redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the result of outstanding Shares of the class. The net asset values of each class are calculated independently from each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported
                                      -14-
sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.


         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.


         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


SHAREHOLDER SERVICING
--------------------------------------------------------------------------------

         The Fund is authorized to offer Advisor Shares to Intermediaries whose clients or customers (collectively, "Customers") are beneficial owners of Advisor Shares. Those Intermediaries may enter into service agreements ("Agreements") related to the sale of the Advisor Shares with the Distributor pursuant to the Distribution Plan. Pursuant to the terms of an Agreement, the Intermediary agrees to perform certain distribution, shareholder servicing, administrative and accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of the Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub- accounting relating to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for subaccounting. Pursuant to the Rule 12b-1 Plan for the Advisor Shares, the Distributor may pay each participating Intermediary a negotiated fee on an annual basis not to exceed .75% of the value of the average daily net assets of its Customers invested in the Advisor Shares. The Fund may, in the future, enter into additional Agreements with Intermediaries. The Board of Directors of RBB will evaluate the appropriateness of the Plan on a continuing basis.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

         The Fund offers two other classes of shares which are offered directly to individual investors, Investor Shares and Institutional Shares, pursuant to separate prospectuses. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund quotes performance of the Investor and Institutional Shares separately from Advisor Shares. Because of different expenses paid by the Advisor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor and Institutional Shares. Information concerning these other classes may be obtained by calling the Fund at (800) 311-9783, or 9829.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS LARGE CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, (888) 261-4073.

SHARE CERTIFICATES

         In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION


         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1997. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Advisor Class of the Fund, which had not offered shares to the public as of August 31, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts which comprise the Composite is not indicative of the future performance of the Advisor Class of the Fund. These accounts have lower investment advisory fees than the Advisor Class of the Fund, and the Composite performance would have been lower if subject to the higher fees and expenses incurred by the Advisor Class of the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act, and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.


Annualized investment returns for the period ended August 31, 1997

                                                                Since
                                                 ONE YEAR     INCEPTION
                                                 --------     ---------
         Composite Performance..................   46.9%        33.5%*
         S&P 500 Stock Index....................   40.7%        28.9%

* The Adviser commenced managing these accounts on June 1, 1995.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.

FUTURE PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CD Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as BUSINESS WEEK, FORTUNE, INSTITUTIONAL INVESTOR, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL
INFORMATION INCORPORATED HEREIN BY REFERENCE, IN
CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS
AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS
DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.
              ___________________                              PROSPECTUS

                                                            DECEMBER 1, 1997


                            TABLE OF CONTENTS


                                                 PAGE
                                                 ----
INTRODUCTION......................................  2
INVESTMENT OBJECTIVES AND POLICIES................  3
INVESTMENT LIMITATIONS............................  5
RISK FACTORS......................................  6
MANAGEMENT........................................  6         BOSTON PARTNERS
DISTRIBUTION OF SHARES............................  8            LARGE CAP
HOW TO PURCHASE SHARES............................  9           VALUE FUND
HOW TO REDEEM SHARES.............................. 12
NET ASSET VALUE................................... 14        (ADVISOR SHARES)
DIVIDENDS AND DISTRIBUTIONS....................... 15
TAXES    ......................................... 15
SHAREHOLDER SERVICING............................. 16
MULTI-CLASS STRUCTURE............................. 17
DESCRIPTION OF SHARES............................. 17
OTHER INFORMATION................................. 18





INVESTMENT ADVISOR
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia, Pennsylvania

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

COUNSEL                                                   bp
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS                                   BOSTON PARTNERS
Coopers & Lybrand L.L.P.                                  ASSET MANAGEMENT, L.P.
Philadelphia, Pennsylvania                                ----------------------

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                 (ADVISOR CLASS)

ACCOUNT APPLICATION
PLEASE NOTE:  Do not use this form to open a retirement plan account.
For an IRA application or help with this Application, please call 1-888-261-4073

1.  ACCOUNT
    REGISTRATION:        (Please check the appropriate box(es) below.)


 [Checkbox] Individual   [Checkbox] Joint Tenant  [Checkbox] Other

 -------------------------------------------------------------------------
 NAME                   SOCIAL SECURITY NUMBER OR TAX ID# OF PRIMARY OWNER

 -------------------------------------------------------------------------
 NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID#

 For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


 GIFT TO MINOR:

 [Checkbox]  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT

 -------------------------------------------------------------------------
 NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

 -------------------------------------------------------------------------
 NAME OF MINOR (ONLY ONE PERMITTED)

 -------------------------------------------------------------------------
 MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH


 CORPORATION, PARTNERSHIP,
  TRUST OR OTHER ENTITY:

 -------------------------------------------------------------------------
 NAME OF CORPORATION, PARTNERSHIP, OR OTHER          NAME(S) OF TRUSTEE(S)

 -------------------------------------------------------------------------
 TAXPAYER IDENTIFICATION NUMBER


 2.  MAILING ADDRESS:

 -------------------------------------------------------------------------
 STREET OR P.O. BOX AND/OR APARTMENT NUMBER

 -------------------------------------------------------------------------
 CITY                                           STATE             ZIP CODE

 -------------------------------------------------------------------------
 DAY PHONE NUMBER                                     EVENING PHONE NUMBER

3.  INVESTMENT INFORMATION:

Minimum initial investment of $10,000.  Amount of investment $__________

Make the check payable to Boston Partners Large Cap Value Fund.

Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


DISTRIBUTION OPTIONS:      NOTE:

Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DIVIDENDS[Checkbox]  Pay by check [Checkbox]  Reinvest [Checkbox]  CAPITAL GAINS
[Checkbox]  Pay by check  [Checkbox]     Reinvest [Checkbox]


SYSTEMATIC WITHDRAWAL PLAN:

To select this portion please fill out the information below:

Amount ______________           Start-up Month _________________________________

Frequency Options: Annually [Checkbox]  Monthly [Checkbox]  Quarterly [Checkbox]

- A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
-       Payments will be made on or near the 25th of the month
Please check one of the
following options:     _______Please mail checks to Address of
                       Record (Named in Section 2)

                       _______Please electronically credit my Bank of Record (Named in Section 5)


4. TELEPHONE REDEMPTION:

To use this option, you must initial the appropriate line below.
I authorize the Transfer Agent to accept instructions from any persons to redeem shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

________________________  _______________________   Redeem shares, and send the
                                                    proceeds
individual initial        joint initial             to the address of record.


5. AUTOMATIC INVESTMENT PLAN:

The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $__________ from my checking account (named below) on or about the 20th of the month.

PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

[Checkbox] Monthly         [Checkbox] Every Alternate Month
[Checkbox] Quarterly       [Checkbox] Other


BANK RECORD:
                  --------------------------------------------------------------
                  BANK NAME                           STREET ADDRESS OR P.O. BOX

                  --------------------------------------------------------------
                  CITY                                STATE             ZIP CODE

                  -----------------------          -----------------------------
                  BANK ABA NUMBER                            BANK ACCOUNT NUMBER

6.    SIGNATURES:

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification: Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct identification number (or I am waiting for a number to be issued to), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
SIGNATURE OF APPLICANT                                            DATE

--------------------------------------------------------------------------------
PRINT NAME                                               TITLE (IF APPLICABLE)

--------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER                                          DATE

--------------------------------------------------------------------------------
PRINT NAME                                               TITLE (IF APPLICABLE)

(If you are signing for a corporation, you must indicated corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:
                          THE BOSTON PARTNERS LARGE CAP VALUE FUND
                          C/O PFPC INC.
                          P.O. BOX 8852
                          WILMINGTON, DE  19899-8852

                       BOSTON PARTNERS MID CAP VALUE FUND
                             (INSTITUTIONAL SHARES)
                                       OF
                               THE RBB FUND, INC.

         Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million and $4 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311-9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                    DECEMBER 1, 1997

EXPENSE TABLE


         The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the period ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


         Management Fees (after waivers)*.........................0.00%
         12b-1 Fees (after waivers)*..............................0.04%
         Other Expenses...........................................0.96%
         Total Fund Operating Expenses (after waivers and
                  expense reimbursements)*........................1.00%
                                                                  =====
   * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; Other Expenses would be 11.32%; 12b-1 Fees would be 0.15% and Total Fund Operating Expenses would be 12.37%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.



EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                       ONE        THREE       FIVE        TEN
                                       YEAR       YEARS       YEARS       YEARS
                                       ----       -----       -----       -----
Boston Partners Mid Cap Value Fund     $10         $32         $55        $122

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, the Distributor and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees or 12b-1 Fees will not vary from the figures reflected in the Fee Table.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period indicated. Shares of the Institutional Class were first issued on June 2, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                       BOSTON PARTNERS MID CAP VALUE FUND
         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 For the Period
                                                                  June 2, 1997*
                                                                     through
                                                                 AUGUST 31, 1997
                                                                 ---------------



PER SHARE OPERATING PERFORMANCE**
NET ASSET VALUE, BEGINNING OF PERIOD.....................           $ 10.00
                                                                     ------

Net investment income (1)................................               .01
Net realized and unrealized gain on
investments(2)...........................................              1.00
                                                                      -----

Net increase in net assets resulting
from operations..........................................              1.01

NET ASSET VALUE, END OF PERIOD...........................           $ 11.01
                                                                    =======

Total investment return(3)...............................             10.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)..........................             $3,750


Ratio of expenses to average net
  assets***(1)(4)........................................              1.00%
Ratio of net investment income to
  average net assets***(1)...............................              1.08%
PORTFOLIO TURNOVER RATE****..............................             21.80%
Average commission rate per share(5).....................             $0.0348


-----------------
  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***      Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 would have been 12.37% for the Institutional Class.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.

INTRODUCTION
--------------------------------------------------------------------------------

         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty-two separate investment portfolios. The Shares offered by this Prospectus represents an interest in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

         The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $4 billion and identified by the Adviser as equity securities that possess value characteristics.

         The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the

Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

         The Fund may invest the remainder of its total assets in equity securities of issuers with lower or higher capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

         The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER

         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 50%.


RISK FACTORS
--------------------------------------------------------------------------------

         As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

         Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.



MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER


         Boston Partners Asset Management, L.P., located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of September 30, 1997, in excess of $12.5 billion. Boston Partners' general partner is Boston Partners, Inc., a company that acts as a general partner to investment advisers organized as limited partnerships.

         Subject to the supervision and direction of the Trust's Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to waive advisory fees in excess of .70% during the current fiscal year.


PORTFOLIO MANAGEMENT


         The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Advisers' $300 million of mid-capitalization value and $900 million of small cap value institutional equity assets under management. Prior to joining the Adviser in April 1995, Mr. Archambo was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the firm's Equity Policy Committee. Mr. Archambo has over 15 years of investment experience and is a Chartered Financial Analyst.


ADMINISTRATOR


         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC has notified the Fund that it intends to waive one-half of its minimum annual fee during the current fiscal year.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


EXPENSES

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays its own distribution fees, and may pay a different share than the Investor Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the

Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.15% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.04% on the first $200 million of the average daily net assets of the Fund on an annualized basis in any year and 0.05% thereafter. Such compensation may be increased up to the amount permitted by the Plan with the approval of RBB's Board of Directors. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Shareholders, and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund's 12b-1 Plan. The Distributor may pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

         Shares representing an interest in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


         The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after its close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

         Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

         An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                           PNC Bank, N.A.
                           Philadelphia, PA 19103
                           ABA NUMBER: 0310-0005-3
                           CREDITING ACCOUNT NUMBER: 86-1108-2507
                           FROM: (name of investor)
                           ACCOUNT NUMBER: (Investor's account number
                               with the Fund)
                           FOR PURCHASE OF: (name of the Fund)
                           AMOUNT: (amount to be invested)

         C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

         For subsequent investments, an investor should follow steps A and B above.


AUTOMATIC INVESTING


         Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the

1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

         The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund up to three (3) times per year. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund next determined after PFPC's receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.


         If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.


         If an exchange is to a new account in the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund, the dollar value of Institutional Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

         The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

         Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from the Boston Partners Large Cap Value Fund and Boston Partners Bond Fund) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

         In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) permitting exchanges only if the two account registrations are identical;
(5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class are calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

         The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning these other classes may be obtained by calling the Fund at (800) 311-9783 or 9829.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MID CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

         In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

         For the period from commencement of operations (June 2, 1997) through August 31, 1997, the total return (not annualized) for the Institutional Class of Shares of the Fund was as follows:

         Unannualized investment returns for the period ended
         August 31, 1997

                                                                Since
                                                              INCEPTION
                                                              ---------
         Boston Partners Mid Cap Value Fund
         (Institutional Shares)...............................  10.10%

         The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee and 12b-1 fee waivers in effect. Without these expense reimbursements and waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1997. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and includes payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses to be incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1997

                                                                   SINCE
                                         ONE YEAR                INCEPTION
                                         --------                ---------


Composite Performance                     51.0%                    37.8%*
Russell 2500 Index                        31.5%                    25.9%

* The Adviser commenced managing these accounts on May 1, 1995.


The Russell 2500 Index represents the largest 3,000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.


FUTURE PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as BUSINESS WEEK, FORTUNE, INSTITUTIONAL INVESTOR, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR MAKE ANY REPRESENTATIONS NOT
CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT
OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY      PROSPECTUS
REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH           DECEMBER 1, 1997
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB
OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE.

               TABLE OF CONTENTS
                                             PAGE
                                             ----

FINANCIAL HIGHLIGHTS..........................  3
INTRODUCTION..................................  5
INVESTMENT OBJECTIVES AND POLICIES............  5
INVESTMENT LIMITATIONS........................  6
RISK FACTORS..................................  7
MANAGEMENT....................................  8
DISTRIBUTION OF SHARES........................ 10
HOW TO PURCHASE SHARES........................ 11            BOSTON PARTNERS
HOW TO REDEEM AND EXCHANGE                                       MID CAP
         SHARES............................... 13              VALUE FUND
NET ASSET VALUE............................... 16
DIVIDENDS AND DISTRIBUTIONS................... 16        (Institutional Shares)
TAXES    ..................................... 17
MULTI-CLASS STRUCTURE......................... 18
DESCRIPTION OF SHARES......................... 18
OTHER INFORMATION............................. 19



INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia, Pennsylvania

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

COUNSEL                                   bp
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania                BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                          --------------------------------------
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania




         BOSTON PARTNERS MID CAP VALUE FUND                bp
                 (INSTITUTIONAL CLASS)                          BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                                --------------------------------------

ACCOUNT APPLICATION
PLEASE NOTE:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073

----------------   (Please check the appropriate box(es) below.)
| 1            |   [Checkbox] Individual     [Checkbox]  Joint Tenant    [Checkbox]  Other
| Account      |
| Registration:|   ----------------------------------------------------------------------------------------------------------------
----------------   Name                                                         SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                   ----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER JOINT                                                OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                   For joint  accounts,the  account  registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------      UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
GIFT TO MINOR:
--------------     ----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                   ----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)

                   ----------------------------------------------------------------------------------------------------------------
                   MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------ ----------------------------------------------------------------------------------------------------------------
                   NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                                  NAME(S) OF TRUSTEE(S)

                   ----------------------------------------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER


----------------   ----------------------------------------------------------------------------------------------------------------
| 2            |   STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |   ----------------------------------------------------------------------------------------------------------------
----------------   CITY                                                          STATE                                ZIP CODE

                   ----------------------------------------------------------------------------------------------------------------
                   DAY PHONE NUMBER                                                                             EVENING PHONE NUMBER

----------------   Minimum initial investment of $100,000                        Amount of investment $____________
| 3            |
| Investment   |   Make the check payable to Boston Partners Mid Cap Value Fund.
| Information: |
----------------   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

----------------
DISTRIBUTION       NOTE:  Dividends and capital gains may be reinvested or paid  by check.  If not options  are selected below, both
OPTIONS:           dividends and capital gains will be reinvested in additional Fund shares.
----------------
                           DIVIDENDS       Pay by check      Reinvest          CAPITAL GAINS          Pay by check         Reinvest


----------------   To  use  this  option, you  must initial the  appropriate  line  below. I  authorize the Transfer Agent to accept
| 4            |   instructions from any  persons to redeem or exchange shares in my account(s) by  telephone in accordance with the
| Telephone    |   procedures and conditions set forth in the Fund's current prospectus.
| Redemption:  |
----------------
                   --------------------------          --------------------------- Redeem shares, and send the proceeds to the
                       individual initial                      joint initial       address of record.

                   --------------------------          --------------------------- Exchange shares for shares of The Boston
                       individual initial                      joint initial       Partners Large Cap Value Fund or Boston
                                                                                   Partners Bond Fund.



----------------   The Account Investment Plan which is available to shareholders of  the Fund, makes possible  regularly  scheduled
| 5            |   purchases of Fund shares to  allow dollar-cost averaging. The  Fund's Transfer Agent can arrange for an amount of
| Automatic    |   money selected by you to be deducted from your checking account and used to purchase shares of the Fund.
| Investment   |
| Plan:        |
----------------

                   Please debit $________ from my checking account (named below on or about the 20th of the month. Please attach an unsigned, voided check.
                              Monthly        Every Alternate Month             Quarterly      Other

---------------    -----------------------------------------------------------------------------------------------------------------
BANK OF RECORD:    BANK NAME                                                            STREET ADDRESS OR P.O. BOX
---------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                        STATE                                      ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   BANK ABA NUMBER                                                             BANK ACCOUNT NUMBER


----------------   The undersigned  warrants that I (we) have fully authority and, if a natural person, I (we) am (are) of legal age
| 6            |   to purchase shares pursuant to this Account  Application,  and I (we) have received a current  prospectus for the
|              |   Fund in which I (we) am (are) investing.
| Signatures:  |   Under  the  Interest and  Dividend  Tax  Compliance  Act of  1983, the  Fund  is  required  to have the following
----------------   certification:
                   Under  penalties  of  perjury,  I  certify  that: (1) The  number  shown  on  this  form is  my  correct taxpayer identification  number (or I am waiting for a number tobe issued to), and
                   (2) I am not subject to backup  withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been  notified by the  Internal  Revenue  Service  that I am subject to 31% backup  withholding  as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                   NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE  CURRENTLY  SUBJECT TO
                   BACKUP WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL
                   REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION OF THIS  DOCUMENT  OTHER THAN THE  CERTIFICATION
                   REQUIRED TO AUDIT BACKUP WITHHOLDING.

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF APPLICANT                                                             DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                   TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF JOINT OWNER                                                           DATE


                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                   TITLE (IF APPLICABLE)


                   (If you are signing for a  corporation,  you must  indicate  corporate  office or title.  If you wish  additional signatories on the account, please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                   For information on additional  options,  such as IRA  Applications,  rollover  requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS MID CAP VALUE FUND
                                                                        C/O PFPC INC.
                                                                        P.O. BOX 8852
                                                                        WILMINGTON, DE  19899-8852


                       BOSTON PARTNERS MID CAP VALUE FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.

         Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million and $4 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 311- 9783 or 9829. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS                                                    December 1, 1997

EXPENSE TABLE


         The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


           Management Fees (after waivers)*.........................    0.00%
           12b-1 Fees (after waivers)*..............................    0.10%
           Other Expenses...........................................    1.00%
                                                                        -----
           Total Fund Operating Expenses (after waivers
             and expense reimbursements)*...........................    1.10%
                                                                        =====


      * In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; 12-b Fees would be 0.25%; Other Expenses would be 11.42%; and Total Fund Operating Expenses would be 12.62%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                       ONE        THREE       FIVE        TEN
                                       YEAR       YEARS       YEARS       YEARS
                                       ----       -----       -----       -----
Boston Partners Mid Cap Value Fund     $11         $35         $61        $134

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser and the Fund's service providers are under no obligation with respect to such fee waivers and expense reimbursements and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period indicated. Shares of the Investor Class were first issued on June 2, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon, which are incorporated by reference into the

Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.




                       BOSTON PARTNERS MID CAP VALUE FUND
           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        For the Period June
                                                          2, 1997* through
                                                          August 31, 1997
                                                          ---------------
                                                           INVESTOR CLASS
                                                           --------------

PER SHARE OPERATING PERFORMANCE**                             $ 10.00
                                                               ------
NET ASSET VALUE, BEGINNING OF PERIOD..................

Net investment income (1).............................            .01
Net realized and unrealized gain on
investments(2)........................................           1.00
                                                                -----


Net increase in net assets resulting
from operations.......................................           1.01

NET ASSET VALUE, END OF PERIOD........................        $ 11.01
                                                               ======

Total investment return(3)............................          10.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).......................         $598


Ratio of expenses to average net
  assets***(1)(4).....................................           1.10%
Ratio of net investment income to
  average net assets***(1)............................            .61%
PORTFOLIO TURNOVER RATE****...........................          21.80%
Average commission rate per share(5)..................          $0.0348


----------------------

  *      Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***      Annualized.
****     Not annualized.
(1)      Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 would have been 12.62% for the Investor Class.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period subject to such commissions.


INTRODUCTION
--------------------------------------------------------------------------------

         RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate twenty-two separate investment portfolios. The Shares offered by this Prospectus represents an interest in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

         The Fund's investment objectives are to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $4 billion, and identified by the Adviser as equity securities that possess value characteristics.

         The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

         The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.


         The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

         The Fund may  invest  the  remainder  of its  total  assets  in  equity
securities  of  issuers  with  lower  or  higher   capitalizations;   derivative
securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

         In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

         The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

         While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

         The Fund's investment objectives and the policies described above may be changed by the RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Fund may not:

                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

PORTFOLIO TURNOVER

         The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 50%.


RISK FACTORS
--------------------------------------------------------------------------------

         As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Polices."

         Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all.

Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER


         Boston Partners Asset Management, L.P., located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of September 30, 1997, in excess of $12.5 billion. Boston Partners' general partner is Boston Partners, Inc., a company that acts as a general partner for investment advisers organized as limited partnerships.


         Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to waive advisory fees in excess of 0.70% of the Fund's average daily net assets during the current fiscal year.

PORTFOLIO MANAGEMENT

         The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is a senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Adviser's $300 million of mid-capitalizations value and $900 million of small cap value institutional equity assets under management. Prior to joining the Adviser in April 1995, Mr. Archambro was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the Firm's Equity Policy Committee. Mr. Archambro has over 15 years of investment experience and is a Chartered Financial Analyst.

ADMINISTRATOR

         PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC has notified RBB, however, that it intends to waive one-half of its minimum annual fee during the current fiscal year.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York 10017, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.


EXPENSES

         The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the Institutional Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

         The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expense of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

         Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares -- Purchases Through Intermediaries."

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, Boston Partners, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

         The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

         Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

         Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


         The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents.
Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.


         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

                  A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

                  B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                           PNC Bank, N.A.
                           Philadelphia, PA 19103
                           ABA NUMBER: 0310-0005-3
                           CREDITING ACCOUNT NUMBER: 86-1108-2507
                           FROM: (name of investor)
                           ACCOUNT NUMBER: (Investor's account number with the Fund)
                           FOR PURCHASE OF: Boston Partners Mid Cap Value Fund
                           AMOUNT: (amount to be invested)

                  C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

         For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888)261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

         Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

         A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

         If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of the Boston Partners Large Cap Value Fund or the Boston Partners Bond Fund subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Boston Partners Large Cap Value Fund or the Boston Partners Bond Fund next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.


     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.


     If an exchange is to a new account in the Boston Partners Large Cap Value Fund or Boston Partners Bond Fund, the dollar value of Investor Shares acquired must equal or exceed RBB's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from the Boston Partners Large Cap Value Fund and Boston Partners Bond Fund) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

         In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request an exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following
RBB's  telephone  transaction   procedures  described  below  or  for  following
instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated separately from each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time on each Business Day.


         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

         Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

         The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning Institutional Shares may be obtained by calling the Fund at (800) 311-9783 or 9829.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS MID CAP VALUE FUND.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

         In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

         For the period from commencement of operations (June 2, 1997) through August 31, 1997, the total return (not annualized) for the Investor Class of Shares of the Fund was as follows:


         Unannualized investment returns for the period ended August 31, 1997


                                                                 Since
                                                               INCEPTION
                                                               ---------
         Boston Partners Mid Cap Value Fund
         (Investor Shares)................................       10.10%


         The total return assumes the reinvestment of all dividends and capital gains and reflects investment advisory fee waivers and expense reimbursements in effect. Without these waivers and expense reimbursements, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

         The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1997. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts that comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the

Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is the performance history for a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

Annualized investment returns for the period ended August 31, 1997


                                                                    Since
                                                 ONE YEAR         INCEPTION
                                                 --------         ---------
         Composite Performance..............      51.0%             37.8%*
         Russell 2500 Index.................      31.5%             25.9%


* The Adviser commenced managing these accounts on May 1, 1995.

         The Russell 2500 Index represents the largest 3000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.


FUTURE PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company
Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as BUSINESS WEEK, FORTUNE, INSTITUTIONAL INVESTOR, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY
INFORMATION  OR  MAKE  ANY   REPRESENTATIONS   NOT
CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT
OF ADDITIONAL  INFORMATION  INCORPORATED HEREIN BY
REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
THIS  PROSPECTUS  AND,  IF  GIVEN  OR  MADE,  SUCH   PROSPECTUS
REPRESENTATIONS  MUST NOT BE RELIED UPON AS HAVING
BEEN  AUTHORIZED BY RBB OR ITS  DISTRIBUTOR.  THIS   DECEMBER 1, 1997
PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING BY RBB
OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE.
             ------------------------

                 TABLE OF CONTENTS
                                             PAGE

FINANCIAL HIGHLIGHTS..........................  2
INTRODUCTION..................................  4
INVESTMENT OBJECTIVES AND POLICIES............  4
INVESTMENT LIMITATIONS........................  5
RISK FACTORS..................................  6
MANAGEMENT....................................  7
DISTRIBUTION OF SHARES........................  8   BOSTON PARTNERS
HOW TO PURCHASE SHARES........................ 10   MID CAP VALUE FUND
HOW TO REDEEM AND EXCHANGE SHARES............. 12   (Investor Shares)
NET ASSET VALUE............................... 15
DIVIDENDS AND DISTRIBUTIONS................... 16
TAXES    ..................................... 16
MULTI-CLASS STRUCTURE......................... 17
DESCRIPTION OF SHARES......................... 17
OTHER INFORMATION............................. 18


INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PNC Bank, N.A.
Philadelphia, Pennsylvania

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR                               bp
Counsellors Securities Inc.
New York, New York
                                          Boston Partners Asset Management, L.P.
COUNSEL                                   --------------------------------------
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania


         BOSTON PARTNERS MID CAP VALUE FUND                                                  bp
                  (INVESTOR CLASS)                                                           BOSTON PARTNERS ASSET MANAGEMENT, L.P.


ACCOUNT APPLICATION
PLEASE NOTE:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073

----------------   (Please check the appropriate box(es) below.)
| 1            |   [Checkbox] Individual     [Checkbox]  Joint Tenant    [Checkbox]  Other
| Account      |
| Registration:|   ----------------------------------------------------------------------------------------------------------------
----------------   Name                                                         SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                   ----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER                                                JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                   For joint  accounts,the  account  registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------      UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
GIFT TO MINOR:
--------------     ----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                   ----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)

                   ----------------------------------------------------------------------------------------------------------------
                   MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------ ----------------------------------------------------------------------------------------------------------------
                   NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                                  NAME(S) OF TRUSTEE(S)

                   ----------------------------------------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER


----------------   ----------------------------------------------------------------------------------------------------------------
| 2            |   STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |   ----------------------------------------------------------------------------------------------------------------
----------------   CITY                                                          STATE                                ZIP CODE

                   ----------------------------------------------------------------------------------------------------------------
                           DAY PHONE NUMBER                                                                    EVENING PHONE NUMBER

----------------   Minimum initial investment of $100,000                        Amount of investment $____________
| 3            |
| Investment   |   Make the check payable to Boston Partners Mid Cap Value Fund.
| Information: |
----------------   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

----------------
DISTRIBUTION       NOTE:  Dividends and capital gains may be reinvested or paid  by check.  If not options  are selected below, both
OPTIONS:           dividends and capital gains will be reinvested in additional Fund shares.
----------------
                           DIVIDENDS       Pay by check      Reinvest          CAPITAL GAINS          Pay by check         Reinvest


----------------   To  use  this  option, you  must initial the  appropriate  line  below. I  authorize the Transfer Agent to accept
| 4            |   instructions from any  persons to redeem or exchange shares in my account(s) by  telephone in accordance with the
| Telephone    |   procedures and conditions set forth in the Fund's current prospectus.
| Redemption:  |
----------------
                   --------------------------          --------------------------- Redeem shares, and send the proceeds to the
                       individual initial                      joint initial       address of record.

                   --------------------------          --------------------------- Exchange shares for shares of The Boston
                       individual initial                      joint initial       Partners Large Cap Value Fund or Boston
                                                                                   Partners Bond Fund.



----------------   The Account Investment Plan which is available to shareholders of  the Fund, makes possible  regularly  scheduled
| 5            |   purchases of Fund shares to  allow dollar-cost averaging. The  Fund's Transfer Agent can arrange for an amount of
| Automatic    |   money selected by you to be deducted from your checking account and used to purchase shares of the Fund.
| Investment   |
| Plan:        |
----------------

                   Please debit $________ from my checking account (named below on or about the 20th of the month. Please attach an unsigned, voided check.
                              Monthly        Every Alternate Month             Quarterly      Other

---------------    -----------------------------------------------------------------------------------------------------------------
BANK OF RECORD:    BANK NAME                                                            STREET ADDRESS OR P.O. BOX
---------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                        STATE                                      ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   BANK ABA NUMBER                                                             BANK ACCOUNT NUMBER


----------------   The undersigned  warrants that I (we) have fully authority and, if a natural person, I (we) am (are) of legal age
| 6            |   to purchase shares pursuant to this Account  Application,  and I (we) have received a current  prospectus for the
|              |   Fund in which I (we) am (are) investing.
| Signatures:  |   Under  the  Interest  and  Dividend  Tax  Compliance  Act of  1983, the  Fund  is required  to have the following
----------------   certification:
                   Under penalties of perjury, I certify that:
                   (1) The number shown on this form is my correct taxpayer  identification  number (or I am waiting for a number to be issued to), and
                   (2) I am not subject to backup  withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been  notified by the  Internal  Revenue  Service  that I am subject to 31% backup  withholding  as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                   NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE  CURRENTLY  SUBJECT TO
                   BACKUP WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL
                   REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION OF THIS  DOCUMENT  OTHER THAN THE  CERTIFICATION
                   REQUIRED TO AUDIT BACKUP WITHHOLDING.

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF APPLICANT                                                             DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                   TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF JOINT OWNER                                                           DATE


                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                   TITLE (IF APPLICABLE)


                   (If you are signing for a  corporation,  you must  indicate  corporate  office or title.  If you wish  additional signatories on the account, please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                   For information on additional  options,  such as IRA  Applications,  rollover  requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS MID CAP VALUE FUND
                                                                        C/O PFPC INC.
                                                                        P.O. BOX 8852
                                                                        WILMINGTON, DE  19899-8852


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                   PAGE


INTRODUCTION.......................................................  2
FINANCIAL HIGHLIGHTS...............................................  5
INVESTMENT OBJECTIVES AND
POLICIES...........................................................  7
INVESTMENT LIMITATIONS............................................. 12
MANAGEMENT......................................................... 13
DISTRIBUTION OF SHARES............................................. 17
HOW TO PURCHASE SHARES............................................. 17
HOW TO REDEEM SHARES............................................... 21
NET ASSET VALUE.................................................... 23
DIVIDENDS AND DISTRIBUTIONS........................................ 24
TAXES.............................................................. 24
DESCRIPTION OF SHARES.............................................. 25
OTHER INFORMATION.................................................. 27
ACCOUNT APPLICATION.............................................Center



INVESTMENT ADVISER
PNC Institutional Management
Corporation
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York


CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania










                              GOVERNMENT SECURITIES
                                    PORTFOLIO

                                   (RBB CLASS)








                                   PROSPECTUS
                                DECEMBER 1, 1997

                                  THE RBB CLASS
                              OF THE RBB FUND, INC.

     This Prospectus offers one class of shares in the Government Securities Portfolio of The RBB Fund, Inc. (the "Fund"). The investment objective of this portfolio is as follows:

                  GOVERNMENT SECURITIES PORTFOLIO -- to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve such objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the United States Government.

                  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                  This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                    DECEMBER 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate twenty-two separate investment portfolios. The class (the "RBB Class" or the "Class") of shares (the "RBB Shares" or "Shares") offered by this Prospectus represents interests in the Government Securities Portfolio (the "Portfolio").


FUND MANAGEMENT


         PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as the investment adviser to the Portfolio. PNC Bank serves as the custodian to the Fund. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847 and with its subsidiaries currently manages over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds.

         PFPC Inc. ("PFPC") serves as the administrator to the Portfolio and as the transfer and dividend disbursing agent to the Fund.


THE DISTRIBUTOR


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), serves as the Fund's distributor.


INVESTMENT PORTFOLIO


         The investment objective of the GOVERNMENT SECURITIES PORTFOLIO is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve this objective by investing in obligations issued or guaranteed by the United States Treasury or other agencies and instrumentalities of the United States Government.

EXPENSE TABLE

         The Fee Table below contains a summary of annual operating expenses incurred by the RBB Shares of the Portfolio (after fee waivers and expense reimbursements) for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases
(as percentage of offering price)......................................    4.75%

         ANNUAL FUND OPERATING EXPENSES (RBB CLASS)
         (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management Fees (after
 waivers)(1)...........................................................       0%

12b-1 Fees(1)..........................................................     .40%

Other Expenses (after
 waivers)(1)...........................................................     .30%

Total Fund Operating Expenses (after
 waivers)(1)...........................................................     .70%
                                                                            ===



(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before expense reimbursements and waivers for the Portfolio, Management Fees would be .40%, Other Expenses would be 1.35%, and Total Fund Operating Expenses would be 2.15%.



EXAMPLE


         An investor would pay the following expenses on a $1,000 investment in the Portfolio, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:


                          ONE         THREE          FIVE          TEN
                          YEAR        YEARS         YEARS         YEARS
                          ----        -----         -----         -----


Government Securities     $54*         $69*          $85*         $130*



* Reflects the imposition of the maximum sales charge at the beginning of the period.

         The  Example  in  the  Fee  Table   assumes  that  all   dividends  and
distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of this Portfolio may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that a holder of RBB Shares in the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees (if any) will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors. The expense figures are based on actual costs and fees charged to the Portfolio.

OFFERING PRICE

         RBB Shares will be offered to the public at the next determined net asset value after receipt by PFPC Inc. ("PFPC"), the Fund's transfer agent, of an order plus a maximum sales charge of 4.75% of the offering price on single purchases of less than $100,000. The sales charge is reduced on a graduated scale on single purchases of $100,000 or more.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


         The minimum initial investment for RBB Shares is $1,000. Subsequent investments must be $100 or more. See "How to Purchase Shares."

REDEMPTION

         Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request. The Fund reserves the right, upon 30 days written notice, to redeem an account consisting of RBB Shares if the net asset value of the investor's Shares in that account falls below $500 and is not increased to at least such amount within such 30-day period. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN FACTORS TO CONSIDER


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its objective. The Portfolio, to the extent set forth under "Investment Objectives and Policies," engages in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments, the lending of portfolio securities and engaging in options and futures transactions. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies." Investment methods described in this Prospectus are among those which the Portfolio has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


SHAREHOLDER INQUIRIES

         Any questions or communications regarding a shareholder account should be directed to PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.


FINANCIAL HIGHLIGHTS


         The table below sets forth certain information concerning the investment results of the RBB Class of the Government Securities Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ending August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. The financial data should be read in conjunction with the financial statements and notes thereto. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on Page 1 of this Prospectus.

                                  THE RBB CLASS
                         GOVERNMENT SECURITIES PORTFOLIO


FINANCIAL HIGHLIGHTS(e)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                                                                     FOR THE PERIOD
                                                                                                                     AUGUST 1, 1991
                                    FOR THE      FOR THE       FOR THE      FOR THE     FOR THE       FOR THE        (COMMENCEMENT
                                  YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    OF OPERATIONS) TO
                                  AUGUST 31,   AUGUST 31,    AUGUST 31,   AUGUST 31,   AUGUST 31,    AUGUST 31,        AUGUST 31,
                                    1997         1996          1995         1994         1993          1992              1991
                                  ----------   ----------    ----------   ----------   ----------    ----------    -----------------


Net asset value, beginning
of period.......................  $   9.04      $   9.54       $   9.69    $   10.73    $   10.46    $    10.12        $   10.00
                                  --------      --------       --------    ---------    ---------    ----------        ---------

Income from investment operations:

    Net investment income.......    0.8744        0.5220         0.5819       0.5931       0.7080        0.8002           0.0737
    Net gains (losses) on
      securities (both
      realized and unrealized)..    0.1346      (0.2540)         0.0361     (0.8651)       0.3300        0.3408           0.1213
                                  --------      --------       --------    ---------    ---------    ----------        ---------

     Total from investment
         operations                 1.0090        0.2680         0.6180     (0.2720)       1.0380        1.1410           0.1950
                                  --------      --------       --------    ---------    ---------    ----------        ---------

Less distributions
    Dividends (from net
     investment income).........  (0.8744)      (0.5220)       (0.5819)     (0.5901)     (0.7080)      (0.8010)         (0.0750)
    Distributions (from excess
     of net investment income)..        --            --             --     (0.0235)           --            --               --
    Return of capital ..........  (0.3046)      (0.2460)       (0.1861)     (0.1544)     (0.0600)            --               --
                                  --------      --------       --------    ---------    ---------    ----------        ---------

     Total distributions........   (1.1790)     (0.7680)       (0.7680)     (0.7680)     (0.7680)      (0.8010)         (0.0750)
                                  --------      --------       --------    ---------    ---------    ----------        ---------

Net asset value,
   end of period ...............    $ 8.87      $   9.04       $   9.54    $    9.69    $   10.73    $    10.46        $   10.12
                                  ========      ========       ========    =========    =========    ==========        =========

Total return ...................  9.39%(d)      2.75%(d)       6.72%(d)  (2.60%)(d)     10.36%(d)     11.73%(d)      1.95%(c)(d)
Ratios/Supplemental Data
  Net assets, end of period (000)   $6,737      $  8,785       $ 10,514     $54,938     $  36,296       $25,604         $ 28,225
  Ratios of expenses to average
    net assets..................  0.70%(a)       .70%(a)        .72%(a)     .64%(a)       .66%(a)       .83%(a)      1.10%(a)(b)
  Ratios of net investment income
    to average net assets ......     6.18%         6.05%          6.59%       5.86%         6.70%         7.81%         8.50%(b)
  Portfolio turnover rate.......       26%           77%            86%         65%           47%           21%            3%(c)

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 2.15%, 2.05%, 1.22%, 1.10%. 1.22% and 1.22% for the years ended August 31,
     1997, 1996, 1995, 1994, 1993 and 1992, respectively, and 1.28% annualized for the period ended August 31, 1991.

(b)  Annualized.

(c)  Not annualized.

(d)  Sales load not reflected in total return.

(e) Financial Highlights relate solely to the RBB Class of Shares within the portfolio.



INVESTMENT OBJECTIVES AND POLICIES


                         GOVERNMENT SECURITIES PORTFOLIO



     The objective of the Government Securities Portfolio is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. To attain its objective, the Portfolio intends to invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government. There is no assurance that the investment objective of the Portfolio will be achieved.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. Government agency and instrumentality obligations, which are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


     During ordinary market conditions, at least 90% of the Portfolio's net assets will be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. The Portfolio will at all times invest at least 65% of its assets in such obligations, not including options and futures on such obligations. The Portfolio's investment adviser may adjust the average maturity of the Portfolio from time to time depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the Portfolio may be relatively short (under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example). The obligations in which the Portfolio invests may not yield as high a level of current income as lower grade obligations.

     HEDGING INVESTMENTS. At such times as the Portfolio's investment adviser deems it appropriate and consistent with the investment objective of the Portfolio, the Portfolio may write covered call options on U.S. Government obligations which are traded on a national securities exchange. The Portfolio may also purchase and sell (i) options on U.S. Government obligations, (ii) interest rate futures contracts, and (iii) options on interest rate futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Portfolio caused by fluctuating interest rates, and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Options and futures contracts are discussed below.

     OPTIONS. The Portfolio may purchase options issued by the Options Clearing Corporation on U.S. Treasury bonds, notes and bills. Such options give the Portfolio the right for a fixed period of time to sell (in the case of the purchase of a put option) or to buy (in the case of the purchase of a call option) the number of units of the underlying obligation covered by the option at a fixed or determinable exercise price. Buying a put hedges against the risk of rising interest rates. Buying a call hedges against a market advance when the Portfolio is not fully invested. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     The Portfolio also may write (sell) put or call options but only if such options are covered, and such options remain covered so long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. A put option is "covered" if the Portfolio maintains in a segregated account with its custodian liquid assets with a value equal to the exercise price. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call is exercised, the writer realizes a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium. Prior to its expiration, a put or call option may be purchased in a closing sale transaction and gain or loss from the sale will depend on whether the amount paid is more or less than the premium received for the option plus the related transaction costs.

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the Portfolio's other investments and the risk that there might not be a liquid secondary market for the option. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.


     FUTURES CONTRACTS. As noted above, the Portfolio may invest in financial futures contracts. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Portfolio's investment adviser when hedge positions were established.


     OPTIONS ON FUTURES. The Portfolio may purchase and write call and put options on futures contracts which are traded on a U.S. exchange or board of exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Portfolio may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Portfolio is not fully invested.

     There is no assurance that the Portfolio will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Portfolio's ability to effectively hedge its securities.

     The Portfolio will not enter into financial futures contracts or related options contracts (valued at market value) if, immediately thereafter, more than 50% of the value of the Portfolio's total assets would be so hedged. The 50% investment restriction is not a fundamental policy of the Portfolio and may be changed without a shareholder vote by the Board of Directors. Restrictions imposed by the Internal Revenue Code may also limit the Portfolio's ability to engage in hedging transactions.


     The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."

     SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales as a form of hedging to offset potential declines in long positions in similar securities. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.


     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset when the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


     LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.


     PORTFOLIO TURNOVER. The Portfolio will actively use trading to benefit from yield disparities among different issues of U.S. Government securities or otherwise to achieve its investment objective and policies. The Portfolio, therefore, may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by the Portfolio. The Portfolio anticipates that the annual turnover in the Portfolio will not be in excess of 200%. A 200% turnover rate is greater than that of many other investment companies.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without the affirmative vote of the holders of a majority of outstanding Shares of the Fund representing interests in the Portfolio.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio may not change the following investment limitations (with certain exceptions, as noted below) without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolio may not:


                  1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such limitations.


                  2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


                  3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

                  4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     In determining whether the Portfolio has complied with limitation 3 above, the value of options and futures will not be taken into account.



MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


     The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two separate investment portfolios. The RBB Family Class represents interests in the Government Securities Portfolio.


INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As adviser to the Portfolio, PIMC is responsible for overall management of the Portfolio, and is responsible for all purchases and sales of portfolio securities for the Portfolio. PIMC also assists generally in supervising the operations of the Portfolio, maintains the Portfolio's financial accounts and records, and computes the Portfolio's net asset value and net income.

     Robert J. Morgan is responsible for the day-to-day portfolio management of the Portfolio. Mr. Morgan is Assistant Vice President with PIMC, where he has been employed since 1988. Previously, he was a Portfolio Manager with CoreStates Financial Corp.

     For the services provided and expenses assumed by it, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .40% of first $250 million of net assets;
 .35% of next $250 million of net assets; and .30% of net assets in excess of $500 million. PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.

     For the fiscal year ended August 31, 1997, PIMC waived all investment advisory fees payable to it with respect to the Portfolio.

ADMINISTRATOR

     PFPC serves as administrator to the Portfolio. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. PFPC generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at an annual rate of .10% of the Portfolio's average daily net assets. For the fiscal year ended August 31, 1997, PFPC waived all administration fees payable to it with respect to the portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


     PNC Bank also serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR

     Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), with a principal business address at 466 Lexington Avenue, New York, New York, acts as Distributor for the Portfolio pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreement").


EXPENSES


     The expenses of the Portfolio are deducted from its total income before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The RBB Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the RBB Class or if it receives different services.

     The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of decreasing yield to investors.

     For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 2.15% of the average daily net assets of the RBB Class of the Portfolio (not taking into account waivers and reimbursements of 1.45%).


PORTFOLIO TRANSACTIONS


     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Portfolio's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Transactions for the Portfolio may be effected through Authorized Dealers, subject to the requirements of best execution. The Portfolio may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

                      THE RBB CLASS NEW ACCOUNT APPLICATION
                         Mail completed application to:
                 PFPC - Attention: The RBB Class, P.O. Box 8950,
                              Wilmington, DE 19899



========================================================================================================================
1                            ---------------------------------------------------      [   ]      Individual
REGISTRATION                 PLEASE PRINT
                                                                                      [   ]      Joint Tenant
                             ---------------------------------------------------
                             Owner                                                    [   ]      Custodian

                             ---------------------------------------------------      [   ]      UGMA___(state)
                             Co-owner*, minor, trust
                                                                                      [   ]      Trust
                             ---------------------------------------------------
                             Street Address                                           [   ]      Corporation

                             ---------------------------------------------------      [   ]      Other___________
                             City              State             Zip Code


                             ---------------------------------------------------
                             *For  joint  registration,   both  must  sign.  The
                             registration  will be as  joint  tenants  with  the
                             right of survivorship and not as tenants in common,
                             unless otherwise stated.
------------------------------------------------------------------------------------------------------------------------

2                            Enclosed is my check for $_________ (minimum of $1,000 per portfolio)
INVESTMENTS                  made payable to "The RBB Class"
                             GOVERNMENT  SECURITIES  PORTFOLIO  $ .  My  account
                             being  established with this application  qualifies
                             for  a  reduced   sales  charge  with  one  of  the
                             following privileges:
                             [   ]    RIGHT OF  ACCUMULATION - I agree for Right
                                      of Accumulation reduced sales charge based
                                      on the following accounts in the RBB Class

                                      ---------------------------------    ----------------------------------
                                               Portfolio                                   Account No.

                             [   ]    LETTER OF INTENT - I agree to the Letter of Intent provisions in the prospectus.  I plan to invest during a 13-month period a dollar amount of at least $___________.  ($100,000 minimum)
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
3                               Under  penalties  of  perjury,  I certify  with
TAXPAYER                        my signature below that the number shown in this
IDENTIFICATION                  section of the application is my correct
                                taxpayer identification number and that I am not
                                subject to backup withholdings as a result of a
                                failure to report all interest or dividends, or
                                the Internal Revenue Service has notified me
                                that I am no longer subject to backup
                                withholding.

                                If you are subject to backup withholding, check the box in front of the following statement.

                                [   ] The Internal  Revenue Service has notified
                                      me   that   I   am   subject   to   backup
                                      withholding.

                                ---------------------------  or  ----------------------  or
                                (Owner's Social Security #)      (Tax Identification #)

                                ---------------------------
                                (Minor's Social Security #)
------------------------------------------------------------------------------------------------------------------------
4                            A.  DIVIDEND ELECTION
OPTIONS                      Unless  you  elect  otherwise,  all  dividends  and
                             capital gains  distributions  will be automatically
                             reinvested in additional  shares.  If you prefer to
                             be paid in cash each  month  check the  appropriate
                             box below. Pay all:
                                [  ]  dividends and capital gains in cash.
                                [  ]  dividends in cash and reinvest capital gains.
                                [  ]  capital gains in cash and reinvest dividends.
                                [  ]  I request the above distributions be sent to the special payee whose address is specified in Section B below.
------------------------------------------------------------------------------------------------------------------------
B.  SYSTEMATIC WITHDRAWAL
Systematic withdrawal plan minimum account of $10,000 in shares at the current offering price. Minimum withdrawal $100. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter.
SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE FOR THE SYSTEMATIC
WITHDRAWAL PLAN BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL WITHDRAWAL
REQUESTS.

Start (month)___________________   $(amount)_______________

[  ]  Monthly     [  ]  Quarterly       [  ]   Semi-annually    [  ]  Annually
------------------------------------------------------------------------------------------------------------------------
Provide the following  information only if distribution or withdrawal checks are to be payable to a person or organization different than as registered.

         Name of Bank or Individual:____________________________________________________
         Bank Account # (if applicable)_________________________________________________
         Street________________________ City___________________ State_______ Zip________
------------------------------------------------------------------------------------------------------------------------


C.  AUTOMATIC INVESTING


This program provides for investments to be made  automatically,  by authorizing
PFPC to withdraw funds from your bank account. An initial minimum investment of $1,000, and subsequent investment of at least $100 are required. The program requires additional information so that PFPC may contact your bank to make sure the arrangement is properly established. This may not be used with a Systematic
Withdrawal Program.

[   ]    Check here and the proper form will be sent to you.


--------------------------------------------------------------------------------


5                            Citizenship: [  ] U.S. [  ] Other__________________
SIGNATURES                   Please provide Phone Number (___)__________________
                             Sign below  exactly as printed in  Registration.  I
                             (we) am (are) of legal age and have read the prospectus. I (we) hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set below his name and has the authority to make this authorization.
                             Please print titles below if signing on behalf of a business or trust.

                             NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.


                             ---------------------------------------------------
                                                        Signature

                             ---------------------------------------------------
                             (President, Trustee, General Partner or Agent)

                             ---------------------------------------------------
                                                        Signature

                             ---------------------------------------------------
                             (Co-owner, Secretary of Corporation, Co-trustee,
                             etc.)
--------------------------------------------------------------------------------
6                            MUST BE COMPLETED BY DEALER
INVESTMENT
DEALER                       ---------------------------------------------------
                             Firm Name

                             ---------------------------------------------------
                             Branch Street Address

                             ---------------------------------------------------
                             Representative's Signature

                             ---------------------------------------------------
                             Representative's name (print)

                             ---------------------------------------------------
                             Representative Number

                             ---------------------------------------------------
                             Date
================================================================================

DISTRIBUTION OF SHARES


     The Board of Directors of the Fund approved and adopted the Distribution Agreement and a Plan of Distribution for the Portfolio (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .40% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to ensure that the fee required to be accrued by the Class does not exceed the income of the Class on such day. In addition, the Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Under the dealer agreements in effect with respect to the Class, the Distributor may reallocate up to all of the compensation it receives for its services under the Distribution Agreement and the Plan to Authorized Dealers, based upon the aggregate investment amounts maintained by customers of such Authorized Dealers in the Portfolio. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund Shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolio as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



HOW TO PURCHASE SHARES

GENERAL


     Shares representing interests in the Portfolio are offered continuously for sale by the Distributor and may be purchased through Authorized Dealers. Shares representing interests in the Portfolio may be purchased initially by completing the application included in this Prospectus and forwarding the application, through the designated Authorized Dealer, to the Fund's transfer agent, PFPC. Subsequent purchases of Shares may be effected through an Authorized Dealer or by mailing a check or Federal Reserve Draft, payable to the order of "The RBB Class" to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $1,000 and subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday. Shares are offered at the next determined net asset value per share, plus a sales load as described below.

     The price paid for Shares purchased is based on the net asset value next computed (plus a sales charge, if no sales charge has been previously imposed with respect to such Shares) after a purchase order is received in good order by the Fund's transfer agent. Such price will be the net asset value next computed (plus any applicable sales charge) after an order is received by an Authorized Dealer provided such order is transmitted to and received by the Fund's transfer agent prior to its close of business on such day. It is the responsibility of Authorized Dealers to transmit orders received by them to the Fund's transfer agent so they will be received prior to such time. On any Business Day, orders received by the Fund's transfer agent from an Authorized Dealer after its close of business are priced at the net asset value next determined (plus any applicable sales charge) on the following Business Day. Orders of less than $500 are mailed by an Authorized Dealer. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value (plus any applicable sales charge) next determined after the Fund's transfer agent receives the order and Federal Funds are available to the Fund, which is generally two Business Days after a purchase order is received.


     Shareholders whose shares are held in the street name account of an Authorized Dealer and who desire to transfer such shares to the street name account of another Authorized Dealer should contact their current Authorized Dealer.


     SALES CHARGES -- GENERAL. The following table shows sales charges generally applicable to Shares at various investment levels. Sales charges are reduced on a graduated scale on single purchases of Shares of $100,000 or more. Sales charges are imposed regardless of whether Shares are purchased through Authorized Dealers or by direct investment. During special promotions, as much as the entire sales load may be reallowed to Authorized Dealers, and at such times such Authorized Dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.



                                                        SALES               SALES            REALLOWANCE
                                                      CHARGE AS           CHARGE AS         TO AUTHORIZED
                                                     PERCENTAGE          PERCENTAGE          DEALERS (AS
                                                       OF NET            OF OFFERING        % OF OFFERING
AMOUNT OF TRANSACTION AT OFFERING PRICE              ASSET VALUE            PRICE               PRICE)
---------------------------------------              -----------         -----------        -------------
Less than $100,000..................................     4.99%               4.75%               4.25%
$  100,000 but less than $250,000...................     4.17                4.00                3.50
$  250,000 but less than $500,000...................     3.09                3.00                2.50
$  500,000 but less than $1,000,000.................     2.04                2.00                1.60
$1,000,000 but less than $2,000,000.................     1.01                1.00                 .80
$2,000,000 but less than $4,000,000.................      .50                 .50                 .40
$4,000,000 and above................................      -0-                 -0-                 -0-


     The foregoing schedule of sales charges applies to purchases of Shares made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

     The foregoing schedule applies to single purchases and to purchases made under a Letter of Intent or pursuant to the Right of Accumulation, both of which are described below.

     RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Shares may be combined with the amount of the investor's current purchase of Shares in determining the sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF SHARES MUST BE CALLED TO THE ATTENTION OF THE FUND'S TRANSFER AGENT AT THE TIME OF THE CURRENT PURCHASE.

     LETTER OF INTENT. An investor may qualify for a reduced sales charge on a purchase of Shares immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest in Shares during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, the Fund's transfer agent will hold Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time.

     The following persons associated with the Fund, the Distributor, Warburg, or PIMC, PNC Bank or PFPC may buy Shares without paying a sales charge: (a) officers, directors and partners; (b) employees and retirees; (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d) above. The following persons may also buy Shares without paying a sales charge, provided any such person informs the Portfolio's transfer agent at the time of purchase that it believes it qualifies for a sales charge waiver: (a) a trust department of a bank or law firm; (b) a 501(c)(3) organization and a charitable remainder trust or a life income pool established for the benefit of a charitable organization; (c) a registered investment adviser for its own account or on behalf of its clients; (d) an employee benefit or retirement plan (including 401(k) plans, 403(b) plans, 457 plans, profit-sharing plans, SEP-IRAs and qualified plans for self-employed individuals, but excluding regular IRAs, IRA transfers, IRA rollovers and non-working spousal IRAs): and (e) a financial planner that charges a fee and makes the qualifying purchases through a financial institution's net asset value purchase program (provided the purchase program is recognized by the Fund, and the Portfolio whose shares are being purchased is listed as part of the purchase program). In addition, Warburg may purchase Shares on behalf of the investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals for which it provides investment services without paying a sales charge.


AUTOMATIC INVESTING


     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (800) 430-9618 to obtain the appropriate forms.

RETIREMENT PLANS


     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
NORMAL REDEMPTION


     Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. There is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but such Authorized Dealer might charge a fee for this service.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, the Fund will issue share certificates for Shares if a written request has been made to the Fund's transfer agent. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.


SYSTEMATIC WITHDRAWAL PLAN


     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan for the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE TO ESTABLISH A SYSTEMATIC WITHDRAWAL PLAN BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL WITHDRAWAL REQUESTS. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, shares of the Portfolio will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     The maintenance of a Systematic Withdrawal Plan for a Class concurrently with purchases of additional Shares would be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund with respect to the Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.


INVOLUNTARY REDEMPTION


     The Fund reserves the right to redeem a shareholder's account in the Portfolio at any time the net asset value of the account in such Portfolio falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Portfolio is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund's transfer agent. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund's transfer agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared.


NET ASSET VALUE


     The net asset value of each class of the Portfolio is calculated as of the close of regular trading on the NYSE on each Business Day. The net asset value for each class of a portfolio is calculated by adding the value of the proportionate interest of the class in the portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class. The net asset value of each class is calculated separately from each other class.


     Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.


     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.



DIVIDENDS AND DISTRIBUTIONS


     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

     The Portfolio will declare and pay dividends from net investment income monthly, generally near the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.



TAXES


     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39% while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

     Shareholders who exchange shares representing interests in one portfolio for shares representing interests in another portfolio will generally recognize capital gain or loss for federal income tax purposes. Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.



DESCRIPTION OF SHARES


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     Shares of a class of Common Stock in the Cash Preservation Family may be exchanged for another class of Common Stock in such Family as well as for shares of the RBB Class. Otherwise, no exchanges between Families or classes are permitted.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE GOVERNMENT SECURITIES PORTFOLIO OF THE RBB CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.


     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.


PERFORMANCE INFORMATION

     From time to time, the Portfolio may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Portfolio's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Portfolio. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Portfolio may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, the Portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. For these purposes, the performance of a portfolio, as well as the performance published by such services or experienced by such indices, will usually not reflect sales charges, the inclusion of which would reduce performance results. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. If the Portfolio advertises non-standard computations, however, the Portfolio will disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     From time to time, the Portfolio may also advertise its "30- day yield." The yield of the Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Portfolio during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

     The yield on Shares of the Portfolio will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Portfolio are not reflected in the yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the RBB Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

=================================================    ===========================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT
CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S
STATEMENT OF ADDITIONAL INFORMATION INCORPORATED
HEREIN BY REFERENCE, IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT
BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFERING BY THE FUND OR BY THE
DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.
                                                            CASH PRESERVATION
            -----------------------                             PORTFOLIOS
                  CONTENTS

                                                PAGE               OF
                                                            THE RBB FUND, INC.
         INTRODUCTION .........................    1
         FINANCIAL HIGHLIGHTS .................    5
         INVESTMENT OBJECTIVES AND POLICIES ...    8
         INVESTMENT LIMITATIONS ...............   14      MONEY MARKET PORTFOLIO
         PURCHASE AND REDEMPTION OF SHARES ....   16               AND
         NET ASSET VALUE ......................   23         MUNICIPAL MONEY
         MANAGEMENT ...........................   24         MARKET PORTFOLIO
         DISTRIBUTION OF SHARES ...............   26
         DIVIDENDS AND DISTRIBUTIONS ..........   27
         TAXES ................................   28
         DESCRIPTION OF SHARES ................   30
         OTHER INFORMATION ....................   31



INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP                                   Prospectus
Philadelphia, Pennsylvania                                December 1, 1997


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

=================================================

                          CASH PRESERVATION PORTFOLIOS
                                       OF

                               THE RBB FUND, INC.


         The Cash Preservation Portfolios consist of two classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Cash Preservation Classes offered by this Prospectus represent interests in a taxable money market portfolio and a municipal money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

         MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         PNC Institutional Management Corporation serves as investment adviser for these Portfolios and PNC Bank, National Association serves as sub-adviser for the Portfolios and custodian for the Fund. PFPC Inc. serves as administrator of the Municipal Money Market Portfolio and the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


PROSPECTUS                                                     December 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------

         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. Each of the two classes (collectively, the "Cash Preservation Classes") of the Fund's shares ("Cash Preservation Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio (together, the "Portfolios").

         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of U.S. dollar denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets.

         The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolios' investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolios and serves as custodian to the Fund, and PFPC Inc. ("PFPC") serves as the administrator to the Municipal Money Market Portfolio and the transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's Shares.

         An investor may purchase Shares of either of the Cash Preservation Classes by mail, bank wire or by payment from insurance policies. An investor may redeem Shares of either of the Cash Preservation Classes by mail, Fund check, or by telephone. For more detailed information of how to purchase or redeem Cash Preservation Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."


         An investment in either of the Cash Preservation Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Either or both of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a "when-issued" or "forward commitment" basis and the purchase of stand-by commitments. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

The Fee Table below contains a summary of the annual operating expenses of the Cash Preservation Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (CASH PRESERVATION CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  MUNICIPAL
                                                   MONEY MARKET  MONEY MARKET
                                                     PORTFOLIO    PORTFOLIO
Management Fees (after waivers)(1).................      .22%       .04%
12b-1 Fees(1)......................................      .40        .40
Other Expenses (after waivers)(1)..................      .33        .54
                                                         ---        ---
Total Fund Operating Expenses
 (Cash Preservation Classes) (after
  waivers)(1)......................................      .95%       .98%
                                                         ===        ===

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio and Municipal Money Market Portfolio, Management Fees would be .37% and .33%, respectively, Other Expenses would be 9.91% and 25.85%, respectively, and Total Fund Operating Expenses would be 10.68% and 26.58% respectively.

EXAMPLE


         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                         1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                         ------  ------- ------- --------
Money Market*.....................         $10     $30     $53     $117
Municipal Money Market*...........         $10     $31     $54     $120

* Other classes of these Portfolios are sold with different fees and expenses.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Cash Preservation Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Cash Preservation Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Sub-Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolios. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares of either of the Cash Preservation Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Cash Preservation Classes are not reflected in the yields of the Cash Preservation Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Cash Preservation Classes may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The table below sets forth certain information concerning the investment results of the Cash Preservation Classes representing interests in the Money Market and Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

CASH PRESERVATION CLASSES

                            CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                             MONEY MARKET PORTFOLIO
                     -------------------------------------------------------------------------------------------------------
                          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE             FOR THE
                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                     AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993     AUGUST 31, 1992
                     ---------------  ---------------  ---------------  ---------------  ---------------     ---------------
Net asset value,
    beginning of
    period.............. $   1.00       $   1.00         $   1.00           $   1.00          $  1.00           $  1.00
                         --------       --------         --------           --------          -------           -------

Income from investment
  operations:
  Net investment income.   0.0464         0.0471           0.0487             0.0278           0.0243            0.0375
  Net gains on           --------       --------         --------           --------         --------          --------
    securities (both
    realized and
    unrealized).........       --             --               --                 --               --            0.0007
                         --------       --------         --------           --------         --------          --------

      Total from
      investment
        operations......   0.0464         0.0471           0.0487             0.0278           0.0243            0.0382
                         --------       --------         --------           --------         --------          --------

Less distributions
  Dividends (from net
    investment income)..  (0.0464)       (0.0471)         (0.0487)           (0.0278)         (0.0243)          (0.0375)
  Distributions
    (from capital
    gains)..............       --             --               --                 --               --           (0.0007)
                         --------       --------         --------           --------         --------          --------
      Total
        distributions...  (0.0464)       (0.0471)         (0.0487)           (0.0278)         (0.0243)          (0.0382)
                         --------       --------         --------           --------         --------          --------

Net asset value,
  end of period......... $   1.00       $   1.00         $   1.00           $   1.00         $   1.00          $   1.00
                         ========       ========         ========           ========         ========          ========

Total return............    4.74%          4.81%            4.98%              2.81%            2.46%             3.89%
Ratios/Supplemental
  Data
  Net assets,
    end of period (000). $    242       $    202         $    236           $    231         $  1,229          $  1,233
  Ratios of expenses
    to average
    net assets..........   .95%(a)        .95%(a)          .95%(a)            .95%(a)          .95%(a)           .95%(a)
  Ratios of net
    investment income to
    average net assets..    4.64%          4.71%            4.87%              2.78%            2.43%             3.75%




----------------------------------------------------------------------------
                                                             FOR THE PERIOD
                                                           SEPTEMBER 30, 1988
                               FOR THE           FOR THE     (COMMENCEMENT
                              YEAR ENDED       YEAR ENDED   OF OPERATIONS) TO
                           AUGUST 31, 1991  AUGUST 31, 1990  AUGUST 31, 1989
                           ---------------  ---------------  ---------------
Net asset value,
    beginning of
    period..............     $  1.00            $  1.00        $   1.00
                             -------            -------        --------

Income from investment
  operations:
  Net investment income.      0.0626             0.0763          0.0780
  Net gains on               -------            -------        --------
    securities (both
    realized and
    unrealized).........          --                 --              --
                             -------            -------        --------

      Total from
      investment
        operations......      0.0626             0.0763          0.0780
                             -------            -------        --------

Less distributions
  Dividends (from net
    investment income)..     (0.0626)           (0.0763)        (0.0780)
  Distributions
    (from capital
    gains)..............          --                 --              --
                            --------            -------        --------
      Total
        distributions...     (0.0626)           (0.0763)        (0.0780)
                            --------            -------        --------

Net asset value,
  end of period.........    $   1.00            $  1.00        $   1.00
                            ========            =======        ========

Total return............       6.45%              7.90%         8.81%(b)
Ratios/Supplemental
  Data
  Net assets,
    end of period (000).    $  1,412            $ 1,799        $  2,213
  Ratios of expenses
    to average
    net assets..........      .95%(a)            .94%(a)      .95%(a)(b)
  Ratios of net
    investment income to
    average net assets..       6.26%              7.63%         8.59%(b)

(a) Without the waiver of advisory and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for Money Market Portfolio would have been 10.68%, 12.08%, 9.34%, 2.52%, 2.25%, 2.30%, 2.13% and 1.69% for the years ended
    August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, respectively, and
    1.59% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.




CASH PRESERVATION CLASSES

                            CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                          MUNICIPAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------


                         FOR THE          FOR THE          FOR THE          FOR THE          FOR THE             FOR THE
                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                     AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993     AUGUST 31, 1992
                     ---------------  ---------------  ---------------  ---------------  ---------------     ---------------
Net asset value,
    beginning of
      period............ $   1.00         $   1.00       $   1.00          $   1.00          $   1.00           $   1.00
                         --------         --------       --------          --------          --------           --------

Income from investment
  operations:
  Net investment income.   0.0272           0.0274         0.0281            0.0174            0.0174             0.0266
  Net gains on           --------         --------       --------          --------          --------           --------
    securities (both
    realized and
    unrealized).........       --               --             --                --                --                 --
                         --------         --------       --------          --------          --------           --------

      Total from
      investment
        operations......   0.0272           0.0274         0.0281            0.0174            0.0174             0.0266
                         --------         --------       --------          --------          --------           --------

Less distributions
  Dividends (from net
    investment
    income).............  (0.0272)         (0.0274)       (0.0281)          (0.0174)          (0.0174)           (0.0266)
  Distributions
    (from capital
    gains)..............       --               --             --                --                --                 --
                         --------         --------       --------          --------          --------           --------
      Total
        distributions...  (0.0272)         (0.0274)       (0.0281)          (0.0174)          (0.0174)           (0.0266)
                         --------         --------       --------          --------          --------           --------

Net asset value,
  end of period......... $   1.00         $   1.00       $   1.00          $   1.00          $   1.00           $   1.00
                         ========         ========       ========          ========          ========           ========

Total return............    2.76%            2.78%          2.84%             1.75%             1.75%              2.69%
Ratios/Supplemental
  Data
  Net assets,
  end of period (000)... $     97         $    116       $    161          $    201          $    157           $    214
  Ratios of expenses
    to average
    net assets..........   .98%(a)          .98%(a)        .98%(a)           .98%(a)           .98%(a)            .98%(a)
  Ratios of net
    investment income to
    average net assets..    2.72%            2.74%          2.81%             1.74%             1.74%              2.66%




                                                               FOR THE PERIOD
                                                             SEPTEMBER 30, 1988
                                FOR THE           FOR THE      (COMMENCEMENT
                               YEAR ENDED       YEAR ENDED   OF OPERATIONS) TO
                            AUGUST 31, 1991  AUGUST 31, 1990  AUGUST 31, 1989
                            ---------------  ---------------  ---------------
Net asset value,
    beginning of
      period............        $   1.00          $  1.00         $   1.00
                                --------          -------         --------

Income from investment
  operations:
  Net investment income.          0.0408           0.0499           0.0497
  Net gains on                  --------          -------         --------
    securities (both
    realized and
    unrealized).........              --               --               --
                                --------          -------         --------

      Total from
      investment
        operations......          0.0408           0.0499           0.0497
                                --------          -------         --------

Less distributions
  Dividends (from net
    investment
    income).............         (0.0408)         (0.0499)         (0.0497)
  Distributions
    (from capital
    gains)..............              --               --               --
                                --------         --------         --------
      Total
        distributions...         (0.0408)         (0.0499)         (0.0497)
                                --------         --------         --------

Net asset value,
  end of period.........        $   1.00         $   1.00         $   1.00
                                ========         ========         ========

Total return............           4.16%            5.11%          5.53%(b)
Ratios/Supplemental
  Data
  Net assets,
  end of period (000)...        $    281         $    236         $     36
  Ratios of expenses
    to average
    net assets..........          .97%(a)          .98%(a)       .94%(a)(b)
  Ratios of net
    investment income to
    average net assets..           4.08%            4.99%          5.49%(b)

(a) Without the waiver of advisory, administration and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for Municipal Money Market Portfolio, would have been 26.58%, 19.20%, 10.80%, 11.52%, 8.95%, 5.91%, 5.59% and 15.08% for
    the years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
    respectively, and 51.02% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.



INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organizations"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset- backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset- backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, and variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies- -Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source, such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution).

Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.


         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis such as described under "Investment Objectives and Policies--Money Market Portfolio --When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Eligible Securities--Money Market Portfolio" and "Investment Objectives and Policies in the Statement of Additional Information."

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies--Money Market
Portfolio--Illiquid Securities" and "Investment Objectives and
Policies--Illiquid Securities" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Money Market and Municipal Money Market Portfolios' investment objectives and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without shareholder approval. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of a Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of a Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling a Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and
         (iv) above will be approved or ratified by the Board of Directors.

                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


The Municipal Money Market Portfolio may not:

                  1. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the same industry.

         In addition, the Portfolio may not, without shareholder approval, change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES


         Cash Preservation Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Cash Preservation Shares by mail, wire or exchange from another Cash Preservation Class as described below. The minimum initial investment in each Portfolio is $1,000. Subsequent investments must be at least $100 ($1,000 if the investment is transmitted by wire). The Fund reserves the right to reject any purchase order.


         Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.


         Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.


INITIAL INVESTMENT


         BY MAIL - You may purchase Shares in either of the Cash Preservation Classes by mail by completing and signing the attached application (the "Application"), specifying the Portfolio in which you wish to invest, and mailing it, together with a check payable to the order of "Cash Preservation" to Cash Preservation Portfolios, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The check must also specify the name of the Portfolio in which you wish to invest. An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.

         BY BANK WIRE - You may purchase Shares in either of the Cash Preservation Classes by having your bank wire Federal Funds to the Fund's custodian, PNC Bank. Your bank may impose a charge for this service. The Fund currently does not charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, it is important that you follow these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 430-9618 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Cash Preservation Class selected, the amount being wired, and by which bank. PFPC will then provide you with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank to wire the specified amount, together with your assigned account number, to the custodian:

                  PNC Bank, N.A., Philadelphia, Pa.
                  ABA-0310-0005-3.
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio)
                  FOR PURCHASE OF: (name of the Portfolio)
                  AMOUNT: (amount to be invested)

         C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application. An Application will be returned to an investor unless it contains the name of the Authorized Dealer (a dealer who has entered into a dealer agreement with the Distributor) from whom it was obtained generally.

         Federal Funds must be received by PFPC by 12:00 noon Eastern Time for it to process an order as of 12:00 noon on such day. Federal Funds received after 12:00 noon but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be processed as of the close of regular trading on the NYSE on that Business Day but the Shares acquired will not be entitled to receive dividends declared on such Business Day. Federal Funds received after the close of regular trading on the NYSE on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         BY PAYMENT FROM INSURANCE POLICIES - If you are a recipient of certain insurance policy payments, you may purchase Shares by completing and signing an Application, including the section which authorizes your insurance company to forward policy payments to the Cash Preservation Class indicated on the Application, and mailing it to PFPC at the address shown thereon.

An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.


         Cash Preservation Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, an investor should consult with a tax adviser.


SUBSEQUENT INVESTMENTS


         Once an account has been opened, additional investments may be made by mail, wire, exchange, or the automatic investment program. The minimum subsequent investment is $100 ($1,000 if payment is by wire).

         BY MAIL - Payment may be made by check or a Federal Reserve Draft payable to the order of "Cash Preservation." The check or draft must also specify the name of the Portfolio in which you wish to invest. Mail your payment to Cash Preservation c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System.

         BY BANK WIRE - Follow steps A and B above given under "Initial Investment - By Bank Wire."

         BY EXCHANGE - Follow the procedures given under "Redemption and Exchange of Shares -- Exchange Privilege" below.

         BY AUTOMATIC INVESTING - Additional investments may be made automatically by authorizing PFPC to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call PFPC at (800) 430-9618 to obtain the appropriate form.


                        REDEMPTION AND EXCHANGE OF SHARES


         Redemption orders are effected at the net asset value per Share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         BY MAIL - An investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899
Attention: Cash Preservation Portfolios. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed according to the procedures described below under "Exchange Privilege."

         BY FUND CHECK - An investor may request that the Fund provide redemption checks drawn on a particular Cash Preservation Class. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE FOR THIS CHECK WRITING PRIVILEGE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL REDEMPTION REQUESTS. Checks will be sent only to the registered owner(s) and only to the address of record. Investors may issue checks made payable to the order of any person in the amount of $100 or more. The redemption is not effective until the check is processed and cleared by the transfer agent, and dividends are earned until the redemption is effected. Because dividends accrue daily, a check should not be used to close an account as a small balance is likely to result. There is no charge to the investor for redemption by check. If a shareholder who has check writing privileges exchanges funds from one Cash Preservation Class into another Cash Preservation Class, he or she will automatically receive a checkbook for the new account (allow three to four weeks for delivery). The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

PAYMENT OF REDEMPTION PROCEEDS

         Redemption proceeds will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $1,000. There is no maximum redemption for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. No fee is currently contemplated.

ADDITIONAL REDEMPTION INFORMATION


         The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. However, Shares purchased by check will not be redeemed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. During the period prior to the time the Shares are redeemed, dividends on such Shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.


         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Cash Preservation Class involuntarily, on thirty days' notice, if such account drops below $500 and during such 30-day period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.



EXCHANGE PRIVILEGE

         Shareholders who wish to exchange Shares of one Cash Preservation Class for another Cash Preservation Class may do so by mail or by telephone. In addition to exchanges between Cash Preservation Classes, shareholders may exchange Shares of a Cash Preservation Class for shares of the RBB Class of the Government Securities Portfolio (the "Participating Class") by mail or telephone provided they have completed the appropriate section of the Application beforehand. Shares of the Participating Class may be acquired by exchange at the next determined public offering price, including sales charges, if any, applicable to such shares. In order to establish a systematic withdrawal plan for the new account, an exchanging shareholder must file a written request. The Fund and PFPC reserve the right to limit, amend or terminate these exchange privileges at any time upon 60 days written notice to shareholders. No exchange fee is currently imposed for exchanges; however, the Fund reserves the right to charge shareholders an exchange fee of $5.00 for each exchange. In the case of shareholders holding share certificates, the certificates must accompany the request for an exchange. An exchange of Shares will be treated as a sale for federal tax purposes.

         DETAILED INSTRUCTIONS REQUIRED. A request for an exchange of Shares must be sufficiently detailed to enable PFPC to complete the exchange in accordance with the shareholder's wishes. The request must name the Portfolio and account number from which the exchange is to be made. It must also name the Portfolio to which the exchange is to be made and the account number, if to an existing account. The request must specify the amount of money or Shares to be exchanged. New accounts will be established with the same registration and address, and with the same options as the account from which the exchange is made -- an Application is not needed. If the registration or address of the new account is to be different in any respect, the request must be in writing with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings associations who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

         EXCHANGE BY MAIL - Send a written request (together with any share certificates issued to the investor) to: Cash Preservation c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The request must be signed by all shareholders exactly as their names appear on the Fund's records.

         ACCOUNT MINIMUMS. If the exchange is to a new account, the dollar value of Shares acquired must equal or exceed the Portfolio's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Portfolio's minimum for subsequent investments. If any amount remains in the Cash Preservation Class from which the exchange is being made, such amount must not drop below the minimum account value required by that Portfolio.

TELEPHONE TRANSACTIONS

         Shareholders are automatically provided with this option when opening an account, unless they indicate on the Application that they do not wish to use this privilege. SHAREHOLDERS HOLDING SHARE CERTIFICATES MAY NOT REDEEM OR EXCHANGE SHARES BY TELEPHONE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL EXCHANGE AND REDEMPTION REQUESTS. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption or exchange by calling (800) 430-9618. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund Agent, will be liable for any loss, liability, cost or expense for following the Fund's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.



NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE, is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class of a Portfolio is calculated by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two separate investment portfolios. Each of the Cash Preservation Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio.


INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware, 19809. PNC Bank serves as the sub-adviser for each of the Portfolios. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multibank holding company.


         As investment adviser to the Portfolios, PIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolios, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for a Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.


         For the services provided to and expenses assumed by it with respect to the Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. For the services provided to and expenses assumed by it with respect to the Municipal Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

         PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to a Portfolio. Such sub- advisory fees have no effect on the advisory fees payable by each Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to any Portfolio. Any such arrangement would have no effect on the advisory fees payable by each Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% and .04% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio, respectively. For that same period, PIMC waived approximately .15% and .29% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio.


ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financing records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Municipal Money Market Portfolio.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of

Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of each of the Cash Preservation Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements").


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Cash Preservation Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Cash Preservation Classes or if they receive different services.

         The investment adviser may assume additional expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1996 the Fund's total expenses were 10.68% of the average daily net assets with respect to the Cash Preservation Class of the Money Market Portfolio (not taking into account waivers and reimbursements of 9.73%) and were 26.58% of the average daily net assets with respect to the Cash Preservation Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of 25.60%).


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreements and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Cash

Preservation Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under each of the Distribution Agreements, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .40% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to a Cash Preservation Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under each of the Distribution Agreements and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including to Authorized Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Cash Preservation Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Cash Preservation Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

        The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.


         Each Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. Neither of the Portfolios intends to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of either Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Municipal Money Market Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of up to 28% in the case of individuals, trusts and estates, and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum and environmental tax liability. Although it does not currently intend to do so, the Municipal Money Market Portfolio may invest up to 100% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Investors should additionally be aware of the possibility of state and local alternative minimum income tax liability, in addition to federal alternative minimum tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

         The Municipal Money Market Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


         An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from such Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.


         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or both Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market Portfolio and Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888- 9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE CASH PRESERVATION CLASSES OF THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE CASH PRESERVATION CLASSES OF THESE PORTFOLIOS.


         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.


         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (800) 430-9618.

                      (This Page Intentionally Left Blank)

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             -----------------------

                                    CONTENTS


                                                                            PAGE
INTRODUCTION................................................................  3
FINANCIAL HIGHLIGHTS........................................................  7
INVESTMENT OBJECTIVES AND POLICIES.......................................... 11
INVESTMENT LIMITATIONS...................................................... 19
PURCHASE AND REDEMPTION OF SHARES........................................... 22
NET ASSET VALUE............................................................. 27
DISTRIBUTION OF SHARES...................................................... 28
SHAREHOLDER SERVICING....................................................... 29
MANAGEMENT.................................................................. 29
DIVIDENDS AND DISTRIBUTIONS................................................. 33
TAXES....................................................................... 33
DESCRIPTION OF SHARES....................................................... 35
OTHER INFORMATION........................................................... 37



INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities Inc.
New York, New York

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

================================================================================


================================================================================
                                   THE SANSOM
                                     STREET
                                     FAMILY

                             MONEY MARKET PORTFOLIO

                                MUNICIPAL MONEY
                                MARKET PORTFOLIO

                                      AND

                             GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO

                                   Prospectus
                                December 1, 1997

================================================================================

                            THE SANSOM STREET FAMILY
                                       OF
                               THE RBB FUND, INC.


     The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Sansom Street Classes offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

          MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

          MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


          GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO

ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     PNC Institutional Management Corporation serves as investment adviser for these Portfolios, and PNC Bank, National Association serves as sub-adviser for the Portfolios and custodian for the Fund. PFPC Inc. serves as the administrator of the Municipal Money Market Portfolio and as transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

     Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund and charge their customer accounts for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through dealers that have entered into a dealer agreement with the Fund's Distributor.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                     DECEMBER 1, 1997

INTRODUCTION


     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. Each of the three classes (collectively, the "Sansom Street Classes") of the Fund's shares (collectively, the "Sansom Street Shares" or "Shares") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio (collectively, the "Portfolios").


     The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.


     The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and which present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


     The GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Government Obligations Money Market Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the

Portfolios will be able to maintain a stable net asset value of $1.00 per share.


     The Portfolios' investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolios and as custodian to the Fund, and PFPC Inc. ("PFPC") serves as administrator to the Municipal Money Market Portfolio and transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investment in any of the Portfolios is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Some or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment basis," the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."


     For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

     The Fee Table below contains a summary of the annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio for the fiscal year ended August 31, 1997 as a percentage of average daily net assets. The figures shown for the Sansom Street Classes of the Municipal Money Market Portfolio and Government Obligations Money Market Portfolio are based on expenses expected to be incurred by such Classes of these Portfolios in the current fiscal period in the event that Shares of these Classes are offered to the public. No shares of these Classes were offered during the fiscal year ended August 31, 1997. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (SANSOM STREET CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


                                                                     GOVERNMENT
                                                        MUNICIPAL    OBLIGATIONS
                                        MONEY MARKET  MONEY MARKET  MONEY MARKET
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                        ------------  ------------  ------------
Management Fees (after waivers)(1)......     .22%          .04%            .30%
12b-1 Fees(1) ..........................     .06           .05             .05
Other Expenses..........................     .21           .30             .24
                                             ---           ---             ---
Total Fund Operating Expenses
  (Sansom Street Classes)
  (after waivers)(1)....................     .49%          .39%            .59%
                                            ====          ====             ===

(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .37%, .33% and .41%, respectively, and Total Fund Operating Expenses would be .64%, .68% and .70%, respectively.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                           1 YEAR    3 YEARS  5 YEARS   10 YEARS
                                           ------    -------  -------   --------

Money Market*............................    $5       $16       $27       $61
Municipal Money Market*..................    $4       $13       $22       $49
Government Obligations Money Market*.....    $6       $19       $33       $74


* Other classes of these Portfolios are sold with different fees and expenses.


     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Sub-Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Money Market Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

     The yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The yield on Shares of each of the Sansom Street Classes will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker/dealers directly to their customers in connection with investments in a Portfolio are not reflected in the yields on a Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of Sansom Street Classes may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The table below sets forth certain information concerning the investment results of the Sansom Street Classes for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for each such Portfolio for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. No financial data for the periods ended August 31, 1994, 1995, 1996 and 1997 are included for the Sansom Street Class of the Municipal Money Market Portfolio as no shares of such Class had been sold to the public during these periods and for the Sansom Street Class of the Government Obligations Money Market Portfolio as such Class ceased operations on December 4, 1991. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

SANSOM STREET CLASSES

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                               FOR THE     FOR THE     FOR THE     FOR THE    FOR THE     FOR THE     FOR THE
                             YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                             AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                                1997        1996       1995        1994        1993        1992        1991
                             ---------   ----------  ----------  ----------  ----------  ----------  ----------


Net asset value,
    beginning of period....   $   1.00   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                              --------   --------    --------    --------    --------    --------    --------

Income from investment
   operations:
  Net investment income....     0.0510     0.0518      0.0543      0.0334      0.0304      0.0435       0.0684
  Net gains on securities
    (both realized and
     unrealized) ..........         --         --          --          --          --      0.0007          --
                              --------   --------    --------    --------    --------    --------    --------

      Total from investment
        operations.........     0.0510     0.0518      0.0543      0.0334      0.0304      0.0442      0.0684
                              --------   --------    --------    --------    --------    --------    --------
Less distributions
  Dividends (from net
    investment income).....    (0.0510)   (0.0518)    (0.0543)    (0.0334)    (0.0304)    (0.0435)    (0.0684)
  Distributions (from
    capital gains).........         --         --          --          --          --     (0.0007)         --
                              --------   --------    --------    --------    --------    --------    --------
      Total distributions..    (0.0510)   (0.0518)    (0.0543)    (0.0334)    (0.0304)    (0.0442)    (0.0684)
                              --------   --------    --------    --------    --------    --------    --------

Net asset value,
   end of period ..........   $   1.00   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                              ========   ========    ========    ========    ========    ========    ========

Total return...............      5.22%      5.30%       5.57%       3.39%       3.08%       4.51%       7.06%
Ratios/Supplemental Data
  Net assets, end of
    period (000) ..........   $570,018   $524,359    $441,614    $373,745    $190,794    $228,079    $138,418
  Ratios of expenses to
    average net assets.....     .49%(a)    .48%(a)     .39%(a)     .39%(a)     .34%(a)     .35%(a)     .37%(a)
  Ratios of net investment
    income to average
    net assets.............      5.10%      5.18%       5.43%       3.34%       3.04%       4.35%       6.84%





                                            FOR THE PERIOD
                                          SEPTEMBER 30, 1988
                                FOR THE    (COMMENCEMENT OF
                               YEAR ENDED    OPERATIONS) TO
                                 AUGUST 31,    AUGUST 31,
                                   1990          1989
                              ------------- ---------------


Net asset value,
    beginning of period....     $   1.00       $  1.00
                                --------       -------

Income from investment
   operations:
  Net investment income....       0.0810        0.0818
  Net gains on securities
    (both realized and
     unrealized) ..........           --            --
                                --------       -------

      Total from investment
        operations.........       0.0810        0.0818
                                --------       -------
Less distributions
  Dividends (from net
    investment income).....      (0.0810)      (0.0818)
  Distributions (from
    capital gains).........           --            --
                                --------       -------
      Total distributions..      (0.0810)      (0.0818)
                                --------       -------

Net asset value,
   end of period ..........     $   1.00       $  1.00
                                ========       =======

Total return...............        8.40%       9.25%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000) ..........     $106,743       $79,656
  Ratios of expenses to
    average net assets.....       .47%(a)       .50%(a)(b)
  Ratios of net investment
    income to average
    net assets.............        8.10%       9.04%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .64%, .65%, .59%, .60%, .60%, .61%, .61% and .73% for the years ended August 31, 1997, 1996, 1995,
     1994, 1993, 1992, 1991, and 1990, respectively, and .83% annualized for the period ended August 31, 1989.

(b)  Annualized

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.



SANSOM STREET CLASSES


                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.


FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(d)

                                         MUNICIPAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                              SEPTEMBER 30, 1988
                                 FOR THE           FOR THE         FOR THE         FOR THE       (COMMENCEMENT
                               YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED    OF OPERATIONS) TO
                             AUGUST 31, 1993   AUGUST 31, 1992 AUGUST 31, 1991 AUGUST 31, 1990  AUGUST 31, 1989
                             ---------------   --------------- --------------- ---------------  ---------------

Net asset value,
    beginning of period......    $   1.00        $     1.00      $      1.00     $      1.00      $      1.00
                                 --------        ----------      -----------     -----------      -----------

Income from investment
  operations:
  Net investment income......      0.0233            0.0325           0.0471          0.0559           0.0537
  Net gains on securities (both
    realized and unrealized).          --                --               --              --               --
                                 --------        ----------      -----------     -----------      -----------

      Total from investment
        operations...........      0.0233            0.0325           0.0471          0.0559           0.0537
                                 --------        ----------      -----------     -----------      -----------
Less distributions
  Dividends (from  net
    investment income).......     (0.0233)          (0.0325)         (0.0471)        (0.0559)         (0.0537)
  Distributions (from capital
    gains)...................          --                --               --              --               --
                                 --------        ----------      -----------     -----------      -----------
      Total distributions....     (0.0233)          (0.0325)         (0.0471)        (0.0559)         (0.0537)
                                 --------        ----------      -----------     -----------      -----------

Net asset value,
    end of period............    $   1.00        $     1.00      $      1.00     $      1.00      $      1.00
                                 ========        ==========      ===========     ===========      ===========

Total return.................       2.35%             3.30%            4.81%           5.74%          5.99%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000).............    $    928        $3,025,781      $15,289,016     $24,781,689      $21,470,715
  Ratios of expenses to
    average net assets.......      .39%(a)           .39%(a)          .34%(a)         .38%(a)       .50%(a)(b)
  Ratios of net investment
    income to average
    net assets...............       2.33%             3.25%            4.71%           5.59%          5.93%(b)

(a) Without the waiver of advisory, administration, and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio is not reported for the periods ended August 31, 1997, 1996, 1995 and 1994 and would have been 3.02%, .87%, .73% and .77% for the years ended August 31, 1993, 1992, 1991, and 1990, respectively, and .95% annualized for the period ended August 31, 1989.

(b)  Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

(d) No Shares of this class had been sold to the public during the periods ended August 31, 1997, 1996, 1995 and 1994.



SANSOM STREET CLASSES


                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.


FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                            OCTOBER 18, 1988
                                         FOR THE            FOR THE            FOR THE        (COMMENCEMENT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED     OF OPERATIONS) TO
                                   AUGUST 31, 1992(d)   AUGUST 31, 1991    AUGUST 31, 1990   AUGUST 31, 1989
                                   ------------------   ---------------    ---------------   ---------------

Net asset value,
    beginning of period.........      $     1.00          $      1.00        $      1.00       $      1.00
                                      ----------          -----------        -----------       -----------

Income from investment operations:
  Net investment income.........          0.0153               0.0699             0.0843            0.0816
  Net gains on securities (both
    realized and unrealized)....              --                   --                 --                --
                                     -----------        -------------      -------------     -------------

      Total from investment
        operations..............          0.0153               0.0699             0.0843            0.0816
                                     -----------          -----------        -----------       -----------
Less distributors
  Dividends (from net investment
    income).....................         (0.0153)             (0.0699)           (0.0843)          (0.0816)
  Distributions (from capital
    gains)......................              --                   --                 --                --
                                     -----------        -------------      -------------     -------------
      Total distributions.......         (0.0153)             (0.0699)           (0.0843)          (0.0816)
                                     -----------          -----------        -----------       -----------

Net asset value, end of period..     $      1.00          $      1.00        $      1.00       $      1.00
                                     ===========          ===========        ===========       ===========

Total return....................         6.02%(b)               7.23%              8.79%           9.31%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000)................              --          $       125        $       125       $       125
  Ratios of expenses to average
    net assets..................            --(a)                --(a)              --(a)             --(a)
  Ratios of net investment income
    to average net assets.......           5.85%                6.99%              8.43%           8.91%(b)

(a) Without the waiver of advisory, distribution and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio is not reported for the periods ended December 4, 1991, August 31, 1991, 1990 and 1989 as no shares of the Sansom Street Class of that Portfolio had been sold to the public during such years.

(b)  Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

(d)  This Class of shares ceased operations on December 4, 1991.



INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO


     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax- Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution).

Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.


     WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio-- When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies --Money Market Portfolio--Stand-By Commitments."

     ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities and "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instru- mentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a more complete description of reverse repurchase agreements see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market
Portfolio--Asset-Backed Securities."

     LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     The Money Market and Municipal Money Market Portfolios may not:

     1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

     1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

     2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that
     (i) if rated by more than one Rating

     Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and
     (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

     1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in obligations of issuers in the same industry.

In addition, the Portfolio may not, without a shareholder vote, change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.


         The Government Obligations Money Market Portfolio may not:

     1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.


     2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
                               PURCHASE PROCEDURES


     Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Only Shares of the Sansom Street Class representing interests in the Money Market Portfolio are currently offered to the public. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase Shares through broker-dealers (a "Dealer") that have entered into a dealer agreement with the Fund's Distributor. The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.

     Purchases of Shares may be effected through the customers accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of Share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

     The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

     The Sansom Street Class of the Money Market Portfolio is also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's

Distributor. For distribution services with respect to that Class of shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the average annual daily net asset value of such accounts. Purchases made through this program do not require customers to pay a transaction fee.

     DIRECT PURCHASES THROUGH A DEALER. An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.


     The Fund reserves the right to reject any purchase order.


     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following "Business Day." A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. In those cases in which an investor pays for Shares by check, Federal Funds will generally become available two Business Days after the check is received. Purchase orders for Shares are accepted only on Business Days.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.


                              REDEMPTION OF SHARES


     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR BANK CUSTOMERS. A customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the customers account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customers account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge customer accounts for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-BANK CUSTOMERS. An investor who beneficially owns Shares through an Account may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.


     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.


     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

                          OTHER REDEMPTION INFORMATION


     The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Sansom Street Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset values per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders are determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB, is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset values per share of each class of the Portfolios are calculated by adding the value of the proportionate interest of each class in the securities, cash, and other assets of the Portfolio, deducting actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class is determined independently of any of the Fund's other classes.


     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of

Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


     Counsellors Securities Inc. (the "Distributor") acts as distributor for each of the Sansom Street Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements") with the Fund. The Distributor pays for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolios of the Fund as well as for related direct mail, advertising expenses and promotional expenses. The Distributor monitors the support services provided by the Banks as described in "Shareholder Servicing" below.


DISTRIBUTION ARRANGEMENTS


     The Board of Directors of the Fund approved and adopted the Distribution Agreements and separate Plans of Distribution for each of the Sansom Street Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the relevant Sansom Street Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreements for the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .05% on an annualized basis. Such compensation may be increased up to the amount permitted under the Plan, with the approval of the Fund's Board of Directors. Under the Distribution Agreement for the Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .06% on an annualized basis. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Sansom Street Class the fee set forth above. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



SHAREHOLDER SERVICING
--------------------------------------------------------------------------------

     The Fund has adopted a Shareholder Servicing Plan on behalf of the Classes under which the Fund may enter into service agreements with the Banks. As compensation for their services under these agreements, the Plan provides that Banks may receive up to .20% (on an annualized basis) of the average daily net asset value of such Shares. The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to customers in consideration for payment of .10% (on an annualized basis) of the average daily net asset value of such Shares. Such services may include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in the Sansom Street Classes; providing sub-accounting with respect to the Sansom Street Shares beneficially owned by customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by such Class does not exceed the income of such Class on that day. Customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks. For the fiscal year ended August 31, 1997, the Fund paid PNC Bank shareholder services fees aggregating
 .10% of the average daily net assets of the Money Market Portfolio under the Plan.



MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. Each of the Sansom Street Classes represents interests in one of the following portfolios:

the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for each of the Portfolios. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc., is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolios, PIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolios, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for a Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of assets in excess of $500 million. For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and
 .25% of net assets in excess of $500 million. PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolios for which PNC Bank acts as sub-adviser. Such sub-advisory fees have no effect on the advisory fees payable by such Portfolio to PIMC.

In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to any Portfolio. Any such arrangement would have no effect on the advisory fees payable by each Portfolio to PIMC.

     For the fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average net assets of the Money Market Portfolio. For the same period PIMC waived approximately .15% of the average net assets of the Money Market Portfolio.


ADMINISTRATOR


     PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists such Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Municipal Money Market Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


     PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp, serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of each of the Sansom Street Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements") with the Fund on behalf of each of the Sansom Street Classes.


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

     For the fiscal year ended August 31, 1997, the total expenses were .64% of average net assets with respect to the Sansom Street Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .15%). The Sansom Street Classes of the Government Obligations Money Market Portfolio and Municipal Money Market Portfolio did not incur any expenses, as no Shares of such Classes had been sold to the public during the fiscal year ended August 31, 1997.



BANKING LAWS


     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Act of 1956 or any bank or nonbank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, PIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.



TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     Each Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. None of the Portfolios intends to make distributions that will be eligible for the corporate dividends received deduction.


     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of any Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a share-holder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

     The Municipal Money Market Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 28% in the case of individuals, trusts and estates and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Although it does not currently intend to do so, the Municipal Money Market Portfolio may invest up to 100% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

     The Municipal Money Market Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.


     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on

December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


     An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from such Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.


     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.


     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

     The Fund will issue share certificates for Sansom Street Shares only upon the written request of a shareholder sent to PFPC.



OTHER INFORMATION
--------------------------------------------------------------------------------
REPORTS AND INQUIRIES


     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

==========================================  ====================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS
NOT CONTAINED IN THIS PROSPECTUS OR IN THE
FUND'S STATEMENT OF ADDITIONAL INFORMATION
INCORPORATED HEREIN BY REFERENCE, IN
CONNECTION WITH THE OFFERING MADE BY THIS
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY
THE FUND OR ITS DISTRIBUTOR.  THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFERING               ROBERTSON
BY THE FUND OR BY THE DISTRIBUTOR IN ANY                  STEPHENS
JURISDICTION IN WHICH SUCH OFFERING MAY
NOT LAWFULLY BE MADE.

          _______________________                 Money Market Portfolio
                 CONTENTS


                                  PAGE


INTRODUCTION.......................  3
FINANCIAL HIGHLIGHTS...............  5
INVESTMENT LIMITATIONS............. 12
PURCHASE AND REDEMPTION OF SHARES.. 14
NET ASSET VALUE.................... 19
DISTRIBUTION OF SHARES............. 20          Prospectus and Summary
SHAREHOLDER SERVICING.............. 20  Description for the Sansom Street Shares
MANAGEMENT......................... 21        of the Money Market Portfolio
DIVIDENDS AND DISTRIBUTIONS.........24
TAXES.............................. 24
DESCRIPTION OF SHARES.............. 25
OTHER INFORMATION.................. 27              December 1, 1997




INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Counsellors Securities, Inc.
New York, New York

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

==========================================  ====================================

                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


         The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of one of such classes are offered by this Prospectus and represent interests in the Fund's Money Market Portfolio.

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         PNC Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank, National Association serves as sub-adviser for the Portfolio and custodian for the Fund, and PFPC Inc. serves as transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

         Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through any broker that has entered into a dealer agreement with the Fund's distributor.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this

Prospectus. It may be obtained free of charge by calling the Fund's distributor at (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related material on the SEC Internet Website (http://www.sec.gov).


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


PROSPECTUS                                                     December 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two investment portfolios. Shares ("Sansom Street Shares" or "Shares") of the Sansom Street Class ("Sansom Street Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").


         The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.


         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolio's investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolio and as custodian to the Fund, and PFPC Inc. ("PFPC") serves as transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's shares.


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."


         For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

         The Fee Table below contains a summary of annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1997 as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (SANSOM STREET CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  MONEY MARKET
                                                                    PORTFOLIO

Management Fees (after waivers)(1)................................     .22%
12b-1 Fees(1) ....................................................     .06%
Other Expenses(1).................................................     .21%
                                                                       ----
Total Fund Operating Expenses (Sansom Street Class)
(after waivers)(1)................................................     .49%
                                                                       ====

(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .37% and Total Fund Operating Expenses would be .64%.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
                           ------  -------   -------  --------
Money Market Portfolio*       $5     $16       $27       $62


* Other Classes of this Portfolio are sold with different fees and expenses.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Sub-Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees incurred by the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Class. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The yield on Shares of the Sansom Street Class will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker-dealers directly to their customers in connection with investments in the Portfolio are not reflected in the yields on the Portfolio's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The yield on Shares of the Sansom Street Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Sansom Street Class for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997, are a part of the Fund's financial statements for the Portfolio which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for such Portfolio for the periods ended August 31, 1989,

1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. The financial data included in this table should be read in conjunction with the financial statement and related notes. Further information about the Portfolio is available in the Fund's Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of this Prospectus.

SANSOM STREET CLASS

                               THE RBB FUND, INC.


FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                   MONEY MARKET PORTFOLIO
                            ------------------------------------------------------------------------------------------------------


                               For the            For the          For the          For the          For the          For the
                              Year Ended        Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                            AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993  AUGUST 31, 1992
                            ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSET VALUE,
    BEGINNING
    OF PERIOD..........       $   1.00         $   1.00         $   1.00          $   1.00        $   1.00          $   1.00
                              --------         --------         --------          --------        --------          --------
Income from investment
operations:
  Net investment income         0.0510           0.0518           0.0543            0.0334          0.0304            0.0435
  Net gains on
    securities (both
    realized and
    unrealized)........             --               --               --                --              --            0.0007
                              --------         --------         --------          --------        --------          --------
      Total from
        investment
        operations.....         0.0510           0.0518           0.0543            0.0334          0.0304            0.0442
                              --------         --------         --------          --------        --------          --------
Less distributions
  Dividends (from
    net investment
    income)............        (0.0510)         (0.0518)         (0.0543)          (0.0334)        (0.0304)          (0.0435)
Distributions (from
    capital gains).....             --               --               --                --              --           (0.0007)
                              --------         --------         --------          --------        --------          --------
Total distributions....        (0.0510)         (0.0518)         (0.0543)          (0.0334)        (0.0304)          (0.0442)
                              --------         --------         --------          --------        --------          --------
Net asset value,
end of period..........       $   1.00         $   1.00         $   1.00          $   1.00        $   1.00          $   1.00
                              ========         ========         ========          ========        ========          ========
Total return...........          5.22%            5.30%            5.57%             3.39%           3.08%             4.51%
Ratios/Supplemental Data
  Net assets,
    end of period (000)       $570,018         $524,359         $441,614          $373,745        $190,794          $228,079
  Ratios of expenses
    to average net
    assets.............         .49%(a)          .48%(a)          .39%(a)           .39%(a)         .34%(a)           .35%(a)
  Ratios of net
    investment income
    to average net
    assets.............          5.10%            5.18%            5.43%             3.34%           3.04%             4.35%




                           ----------------------------------------------------
                                                                For the Period
                                                              September 30, 1988
                                  For the          For the     (Commencement of
                                Year Ended       Year Ended     Operations) to
                             AUGUST 31, 1991  AUGUST 31, 1990   AUGUST 31, 1989
                             ---------------  ---------------   ---------------
NET ASSET VALUE,
    BEGINNING
    OF PERIOD..........         $   1.00        $   1.00           $   1.00
                                --------        --------           --------
Income from investment
operations:
  Net investment income           0.0684          0.0810             0.0818
  Net gains on
    securities (both
    realized and
    unrealized)........               --              --                 --
                                --------        --------           --------
      Total from
        investment
        operations.....           0.0684          0.0810             0.0818
                                --------        --------           --------
Less distributions
  Dividends (from
    net investment
    income)............          (0.0684)        (0.0810)           (0.0818)
Distributions (from
    capital gains).....               --              --                 --
                                --------        --------           --------
Total distributions....          (0.0684)        (0.0810)           (0.0818)
                                --------        --------           --------
Net asset value,
end of period..........         $   1.00        $   1.00           $   1.00
                                ========        ========           ========
Total return...........            7.06%           8.40%            9.25%(b)
Ratios/Supplemental Data
  Net assets,
    end of period (000)         $138,418        $106,743            $79,656
  Ratios of expenses
    to average net
    assets.............           .37%(a)         .47%(a)         .50%(a)(b)
  Ratios of net
    investment income
    to average net
    assets.............            6.84%           8.10%            9.04%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .64%, .65%, .59%, .60%, .60%, .61% and .73% for the years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992,
    1991, and 1990, respectively, and .83% (annualized) for the period ended August 31, 1989.
(b) Annualized.
(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the portfolio.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is a U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued and guaranteed by U.S. Government Agencies and instrumentalities or issued by private companies. Asset backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds currently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies --Illiquid Securities" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.


                  2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.


         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

                  1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

         Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase shares through any broker that has entered into a dealer agreement with the Fund's Distributor (a "Dealer"). The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.


         Purchases of Shares may be effected through the customer's accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

         The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

         The shares of the Sansom Street Class of the Portfolio are also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's Distributor. For distribution services with respect to shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the annual average value of such accounts. Purchases made through this program do not require customers to pay a transaction fee.

         DIRECT PURCHASES THROUGH A DEALER. An investor may make an initial investment by mail by completing and signing an application obtained from a Dealer (an "Application) and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.


         The Fund reserves the right to reject any purchase order.


         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following Business Day. In those cases in which an investor pays for Shares by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Purchase orders for Shares are accepted only on Business Days.

         Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares. See "Management-Banking Laws."


                              REDEMPTION OF SHARES


         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT FOR BANK CUSTOMERS. A bank customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the customer's account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customer's account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge their customer accounts for redemption services. If all shares are redeemed, all accrued but unpaid dividends on those share will be paid with the redemption proceeds.

         REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-BANK CUSTOMERS. An investor who beneficially owns Shares may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.


         An investor's brokerage firm will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to Sansom Street Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or foreign association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

                          OTHER REDEMPTION INFORMATION

         The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Sansom Street Class involuntarily, on 30 days' notice, if such account drops below $500 and during such 30-day notice period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of the Sansom Street Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB, is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class.

         The Fund seeks to maintain for the Sansom Street Class of the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.


         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the Sansom Street Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Pursuant to the conditions of an exemptive order granted by the SEC, the Distributor has agreed to waive its fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under each of the Distribution Agreements and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee set forth above. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


SHAREHOLDER SERVICING
--------------------------------------------------------------------------------


         The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to their customers in consideration for payment of .25% (on an annualized basis) of the average daily net asset value of such Shares. Such services may include aggregating and processing purchase and redemption requests from their customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of their customers; providing information periodically to their customers showing their positions in the Sansom Street Class; providing sub-accounting with respect to the Sansom Street Shares beneficially owned by their customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by that Class does not exceed the income of that Class on that day. Their customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


         The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two separate investment portfolios. The Sansom Street Class represents interests in the Money Market Portfolio.


INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for the Portfolio. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiary currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolio, PIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. PIMC also assists generally in supervising the operations of the Portfolio, and maintains the Portfolio's financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for the Portfolio with a broker, PIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution.

         For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolio. Such sub-advisory fees have no effect on the advisory fees payable by the Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average net assets of the Portfolio. For the same period, PIMC waived fees of approximately .15% of the average net assets of the Portfolio.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR

         Counsellors Securities Inc., a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor for the Sansom Street Class of the Fund pursuant to a distribution agreement and various supplements thereto (the "Distribution Agreement"). The Distributor pays for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolio of the Fund as well as for related direct mail, advertising and promotional expenses. The Distributor monitors the support services provided by the Banks as described in "Shareholder Servicing" below.

EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it be reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of lowering a Portfolio's expense ratio and of increasing yield to investors.

         For the fiscal year ended August 31, 1997, the total expenses were .64% of average net assets with respect to the Sansom Street Class of the Money Market Portfolio (not taking into account waivers of .15%).


BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, PIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


         Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materials or cause the fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.


         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a share-holder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASS OF THIS PORTFOLIO.


         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             -----------------------

                                    CONTENTS

                                                                          PAGE


         FEE TABLE.........................................................  4
         FINANCIAL HIGHLIGHTS..............................................  6
         INVESTMENT OBJECTIVES AND POLICIES................................ 11
         INVESTMENT LIMITATIONS............................................ 22
         PURCHASE AND REDEMPTION OF SHARES................................. 25
         NET ASSET VALUE................................................... 31
         MANAGEMENT........................................................ 32
         DISTRIBUTION OF SHARES............................................ 36
         DIVIDENDS AND DISTRIBUTIONS....................................... 36
         TAXES............................................................. 37
         DESCRIPTION OF SHARES............................................. 39
         OTHER INFORMATION................................................. 41





INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

================================================================================

================================================================================
GRUNTAL & CO. INCORPORATED
ESTABLISHED 1880

MEMBER NEW YORK STOCK EXCHANGE

PROSPECTUS
THE BEDFORD FAMILY

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------



DECEMBER 1, 1997

                               THE BEDFORD FAMILY
                                       OF

                               THE RBB FUND, INC.


         The Bedford Family consists of four classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. The shares (collectively, the "Bedford Shares" or "Shares") of the classes (collectively, the "Bedford Classes") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios").
The investment objectives of each investment portfolio described in this Prospectus are as follows:

                  MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

                  MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

                  NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks. The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         An investor may purchase and redeem Shares of any of the Bedford Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


         PNC Institutional Management Corporation ("PIMC") serves as investment adviser for the Portfolios, PNC Bank, National Association ("PNC Bank") serves as sub-adviser for all Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser, and serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as administrator of the Municipal Money Market and New York Municipal Money Market Portfolios and the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
PROSPECTUS                                                     December 1, 1997

FEE TABLE


ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

         The Fee Table below contains a summary of the annual operating expenses of the Bedford Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                                  GOVERNMENT         NEW YORK
                                                                   MUNICIPAL      OBLIGATIONS        MUNICIPAL
                                                 MONEY MARKET    MONEY MARKET    MONEY MARKET      MONEY MARKET
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                 ------------    ------------    ------------      ------------


Management Fees (after waivers)(1)..............      .22%            .04%           .30%               .02%

12b-1 Fees(1) ..................................      .53             .56            .56                .52

Other Expenses..................................      .22             .25            .115               .26
                                                      ---             ---            ----               ---

Total Fund Operating Expenses
  (Bedford Classes) (after waivers)(1)..........      .97%            .85%           .975%              .80%
                                                      ===             ===            ====               ===

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14%, 1.09% and 1.13%, respectively.



EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------

Money Market*.............................    $10      $31        $54      $119
Municipal Money Market*...................    $ 9      $27        $47      $105
Government Obligations Money Market*......    $10      $31        $54      $120
New York Municipal Money Market*..........    $ 8      $26        $44      $ 99


* Other classes of these Portfolios are sold with different fees and expenses.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Classes of the Fund will bear directly or indirectly.

(For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Sub-Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Classes. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares of any of the Bedford Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Bedford Classes are not reflected in the yields of the Shares of the Bedford Classes, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Bedford Classes may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Bedford Classes representing interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P., ("Coopers") the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      MONEY MARKET PORTFOLIO
                          ----------------------------------------------------------------------------------
                            FOR THE     FOR THE     FOR THE     FOR THE    FOR THE     FOR THE     FOR THE
                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                          AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                             1997        1996       1995        1994        1993        1992        1991
                          ---------   ----------  ----------  ----------  ----------  ----------  ----------


Net asset value,
    beginning of period   $     1.00   $     1.00   $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                          ----------   ----------   --------    --------    --------   --------     --------

Income from investment
  operations:
  Net investment income       0.0462       0.0469     0.0486      0.0278      0.0243     0.0375       0.0629
  Net gains on securities
  (both realized and
  unrealized)..........           --           --         --          --          --     0.0007           --
                          ----------   ----------   --------    --------    --------   --------     --------

      Total from invest-
        ment operations       0.0462       0.0469     0.0486      0.0278      0.0243     0.0382       0.0629
                          ----------   ----------   --------    --------    --------   --------     --------

Less distributions
  Dividends (from net
   investment income)..      (0.0462)     (0.0469)   (0.0486)    (0.0278)    (0.0243)   (0.0375)     (0.0629)
  Distributions (from
    capital gains).....           --           --         --          --          --    (0.0007)          --
                          ----------   ----------   --------    --------    --------   --------     --------
      Total distributions    (0.0462)     (0.0469)   (0.0486)    (0.0278)    (0.0243)   (0.0382)     (0.0629)
                          ----------   ----------   --------    --------    --------   --------     --------

Net asset value, end of
  period...............   $     1.00   $     1.00   $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                          ==========   ==========   ========    ========    ========   ========     ========

Total return...........         4.72%        4.79%      4.97%       2.81%       2.46%      3.89%        6.48%
Ratios/Supplemental Data
  Net assets, end of
    period (000).......   $1,392,911   $1,109,334   $935,821    $710,737    $782,153   $736,842     $747,530
  Ratios of expenses to
    average net assets.          .97%(a)      .97%(a)    .96%(a)     .95%(a)     .95%(a)    .95%(a)      .92%(a)
  Ratios of net investment
    income to average net
    assets.............         4.62%        4.69%      4.86%       2.78%       2.43%      3.75%        6.29%





                                        FOR THE PERIOD
                                      SEPTEMBER 30, 1988
                           FOR THE      (COMMENCEMENT
                          YEAR ENDED  OF OPERATIONS) TO
                          AUGUST 31,      AUGUST 31,
                            1990             1989
                          ----------  ------------------


Net asset value,
    beginning of period     $   1.00       $   1.00
                            --------       --------

Income from investment
  operations:
  Net investment income       0.0765         0.0779
  Net gains on securities
  (both realized and
  unrealized)..........           --             --
                            --------       --------

      Total from invest-
        ment operations       0.0765         0.0779
                            --------       --------

Less distributions
  Dividends (from net
   investment income)..      (0.0765)       (0.0779)
  Distributions (from
    capital gains).....           --             --
                            --------       --------
      Total distributions    (0.0765)        (0.0779)
                            --------       --------

Net asset value, end of
  period...............     $   1.00       $   1.00
                            ========       ========

Total return...........         7.92%          8.81%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000).......     $709,757       $152,311
  Ratios of expenses to
    average net assets.          .92%(a)        .93%(a)(b)
  Ratios of net investment
    income to average net
    assets.............         7.65%          8.61%(b)



(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended
     August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.

(b)  Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  MUNICIPAL MONEY MARKET PORTFOLIO
                          ----------------------------------------------------------------------------------
                            FOR THE     FOR THE     FOR THE     FOR THE    FOR THE     FOR THE     FOR THE
                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                          AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                             1997        1996       1995        1994        1993        1992        1991
                          ---------   ----------  ----------  ----------  ----------  ----------  ----------


Net asset value,
    beginning of period.   $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                           --------     --------    --------    --------    --------   --------     --------
Income from investment
  operations:
  Net investment income      0.0285       0.0288      0.0297      0.0195      0.0195     0.0287       0.0431
  Net gains on securities
    (both realized and
    unrealized).........         --           --          --          --          --         --           --
                           --------     --------    --------    --------    --------   --------     --------
      Total from invest-
        ment operations.     0.0285       0.0288      0.0297      0.0195      0.0195     0.0287       0.0431
                           --------     --------    --------    --------    --------   --------     --------
Less distributions
  Dividends (from net
    investment income)..    (0.0285)     (0.0288)    (0.0297)    (0.0195)    (0.0195)   (0.0287)     (0.0431)
  Distributions (from
    capital gains)......         --           --          --          --          --         --           --
                           --------     --------    --------    --------    --------   --------     --------
      Total
        distributions...    (0.0285)     (0.0288)    (0.0297)    (0.0195)    (0.0195)   (0.0287)     (0.0431)
                           --------     --------    --------    --------    --------   --------     --------
Net asset value, end of
  period...............    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                           ========     ========    ========    ========    ========   ========     ========
Total return...........        2.88%        2.92%       3.01%       1.97%       1.96%      2.90%        4.40%
Ratios/Supplemental Data
  Net assets, end of
    period (000).......    $213,034     $201,940    $198,425    $182,480    $215,577   $176,950     $215,140
  Ratios of expenses to
    average net assets.         .85%(a)      .84%(a)     .82%(a)     .77%(a)     .77%(a)    .77%(a)      .74%(a)
  Ratios of net investment
    income to average net
    assets.............        2.85%        2.88%       2.97%       1.95%       1.95%      2.87%        4.31%





                                         FOR THE PERIOD
                                       SEPTEMBER 30, 1988
                           FOR THE       (COMMENCEMENT
                          YEAR ENDED     OF OPERATIONS)
                          AUGUST 31,      TO AUGUST 31,
                            1990              1989
                          ----------   -----------------


Net asset value,
    beginning of period.    $   1.00       $   1.00
                            --------       --------

Income from investment
  operations:
  Net investment income       0.0522         0.0513
  Net gains on securities
    (both realized and
    unrealized).........          --             --
                            --------       --------

      Total from invest-
        ment operations.      0.0522         0.0513
                            --------       --------

Less distributions
  Dividends (from net
    investment income)..     (0.0522)       (0.0513)
  Distributions (from
    capital gains)......          --            --
                            --------      --------
      Total
        distributions...     (0.0522)      (0.0513)
                            --------      --------

Net asset value, end of
  period...............     $   1.00      $   1.00
                            ========      ========

Total return...........         5.35%         5.72%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000).......     $195,566      $ 85,806
  Ratios of expenses to
    average net assets.          .75%(a)       .73%(a)(b)
  Ratios of net investment
    income to average net
    assets.............         5.22%         5.70%(b)

(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.14%, 1.12%, 1.14%, 1.12%, 1.16%, 1.15%, 1.13% and 1.14% for the years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
     respectively, and 1.27% annualized for the period ended August 31, 1989.

(b)  Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                          ----------------------------------------------------------------------------------
                            FOR THE     FOR THE     FOR THE     FOR THE    FOR THE     FOR THE     FOR THE
                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                          AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                             1997        1996       1995        1994        1993        1992        1991
                          ---------   ----------  ----------  ----------  ----------  ----------  ----------


Net asset value,
    beginning of period    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                           --------    --------    --------    --------    --------    --------     --------
Income from investment
  operations:
  Net investment income      0.0449      0.0458      0.0475      0.0270      0.0231      0.0375       0.0604
  Net gains on securities
    (both realized and
    unrealized)........          --          --          --          --          --      0.0009           --
                           --------    --------    --------    --------    --------    --------     --------
      Total from invest-
      ment operations..      0.0449      0.0458      0.0475      0.0270      0.0231      0.0384       0.0604
                           --------    --------    --------    --------    --------    --------     --------
Less distributions
  Dividends (from net
    investment income).     (0.0449)    (0.0458)    (0.0475)    (0.0270)    (0.0231)    (0.0375)     (0.0604)
  Distributions (from
    capital gains).....          --          --          --          --          --     (0.0009)          --
                           --------    --------    --------    --------    --------    --------     --------
      Total distributions   (0.0449)    (0.0458)    (0.0475)    (0.0270)    (0.0231)    (0.0384)     (0.0604)
                           --------    --------    --------    --------    --------    --------     --------
Net asset value, end of
  period...............    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                           ========    ========    ========    ========    ========    ========     ========
Total return...........        4.59%       4.68%       4.86%       2.73%       2.33%       3.91%        6.21%
Ratios/Supplemental Data
  Net assets, end of
    period (000).......    $209,715    $192,599    $163,398    $166,418    $213,741    $225,101     $368,899
  Ratios of expenses to
    average net assets.        .975%(a)    .975%(a)    .975%(a)    .975%(a)    .975%(a)    .975%(a)      .95%(a)
  Ratios of net investment
    income to average net
    assets.............        4.49%       4.58%       4.75%       2.70%       2.31%       3.75%        6.04%


                                         FOR THE PERIOD
                                       SEPTEMBER 30, 1988
                           FOR THE       (COMMENCEMENT
                          YEAR ENDED     OF OPERATIONS)
                          AUGUST 31,      TO AUGUST 31,
                            1990              1989
                          ----------   -----------------


Net asset value,
    beginning of period    $   1.00        $   1.00
                           --------        --------
Income from investment
  operations:
  Net investment income      0.0748          0.0725
  Net gains on securities
    (both realized and
    unrealized)........          --              --
                           --------        --------
      Total from invest-
      ment operations..      0.0748          0.0725
                           --------        --------
Less distributions
  Dividends (from net
    investment income).     (0.0748)        (0.0725)
  Distributions (from
    capital gains).....          --              --
                           --------        --------
      Total distributions   (0.0748)        (0.0725)
                           --------        --------
Net asset value, end of
  period...............    $   1.00        $   1.00
                           ========        ========
Total return...........        7.74%           8.64%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000).......    $209,378        $ 66,281
  Ratios of expenses to
    average net assets.         .95%(a)         .96%(a)(b)
  Ratios of net investment
    income to average net
    assets.............        7.48%           8.34%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17% for the years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
     respectively, and 1.40% annualized for the period ended August 31, 1989.

(b)  Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.



                                                             THE BEDFORD FAMILY
                                                             THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO
                              ----------------------------------------------------------------------------------------------------
                                                                                                                    FOR THE PERIOD
                                                                                                                   JULY 13, 1990
                                 FOR THE     FOR THE     FOR THE     FOR THE    FOR THE     FOR THE     FOR THE     (COMMENCEMENT
                               YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  OF OPERATIONS) TO
                               AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,     AUGUST 31,
                                  1997        1996       1995        1994        1993        1992        1991            1990
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------------


Net asset value,
    beginning of period.....    $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $  1.00     $  1.00
                                -------      -------     -------     -------     -------     -------      -------     -------
Income from investment operations:
  Net investment income.....      0.0276      0.0278      0.0290      0.0198      0.0234      0.0300       0.0369      0.0060
  Net gains on securities (both
    realized and unrealized)         --           --          --          --          --          --          --           --
                                -------      -------     -------     -------     -------     -------      -------     -------
      Total from investment
        operations..........     0.0276       0.0278      0.0290      0.0198      0.0234      0.0300       0.0369      0.0060
                                -------      -------     -------     -------     -------     -------      -------     -------
Less distributions
  Dividends (from net investment
    income).................    (0.0276)     (0.0278)    (0.0290)    (0.0198)    (0.0234)    (0.0300)     (0.0369)    (0.0060)
  Distributions (from capital
    gains)..................         --           --          --          --          --          --           --          --
                                -------      -------     -------     -------     -------     -------      -------     -------
      Total distributions...    (0.0276)     (0.0278)    (0.0290)    (0.0198)    (0.0234)    (0.0300)     (0.0369)    (0.0060)
                                -------      -------     -------     -------     -------     -------      -------     -------
Net asset value,
   end of period............    $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $  1.00     $  1.00
                                =======      =======     =======     =======     =======     =======      =======     =======
Total return................       2.80%        2.83%       2.94%       2.00%       2.37%       3.04%        3.76%       4.50%(b)
Ratios/Supplemental Data
  Net assets, end of
    period (000)............    $79,146      $68,116     $60,330     $52,222     $55,677     $40,751      $34,183     $35,662
  Ratios of expenses to average
    net assets..............        .80%(a)       .78%(a)    .76%(a)     .50%(a)     .14%(a)     .33%(a)      .89%(a)     .95%(a)(b)
  Ratios of net investment income to
    average net assets......       2.76%         2.78%      2.90%       1.98%       2.34%       3.00%        3.69%       4.41%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the New York Municipal Money Market Portfolio would have been 1.13%, 1.14%, 1.22%, 1.20%, 1.20%, 1.22%, and 1.25% for the years ended August 31,
     1997, 1996, 1995, 1994, 1993, 1992, and 1991, respectively, and 1.14%
     annualized for the period ended August 31, 1990.

(b)  Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.



INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks, or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.


         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset- backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.


         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when- issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when- issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally, include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, and variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax- Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.


         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Money Market Portfolio -- When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies -- Money Market Portfolio -- Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S.

Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

          Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio-- Reverse Repurchase Agreements."

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage- related securities consist of mortgage loans which are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."


         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO


         The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term obligations"). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies-- Municipal Money Market
Portfolio--Municipal Obligations."


         Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.


         Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax- Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


         TAX-EXEMPT DERIVATIVE SECURITIES. The Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a more complete description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio-- When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

         TAXABLE INVESTMENTS. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.


         ELIGIBLE SECURITIES. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         SPECIAL CONSIDERATIONS. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio would be mitigated by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.


         The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

         Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has more recently had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
         The Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         The Money Market and Municipal Money Market Portfolios may not:

                  1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.


                  2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

                  1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

         In addition, without the affirmative vote of the holders of a majority of the Municipal Money Market Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

         The Government Obligations Money Market Portfolio may not:

                  1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.


                  2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         The New York Municipal Money Market Portfolio may not:

                  1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
                               PURCHASE PROCEDURES

         GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Bedford Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Bedford Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Although a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

         Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.


         A broker may offer investors maintaining Accounts the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Bedford Class designated by the investor as the "Primary Bedford Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Bedford Class at any time by so instructing his broker.


         If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in any Bedford Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Bedford Family" to The Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Bedford Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)


         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:


                           PNC Bank, N.A., Philadelphia, Pa.
                           ABA-0310-0005-3.
                           FROM: (name of investor)
                           ACCOUNT NUMBER: (investor's account number with the Portfolio)
                           FOR PURCHASE OF: (name of the Portfolio)
                           AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.


         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Bedford Shares through an account may redeem

Bedford Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.


         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to The Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading of the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is

$100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.



NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value of each class of the Portfolios is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. Each of the Bedford Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for each of the Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, PIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolios, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser to all Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for a Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.


         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.


         For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

         PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to any Portfolio for which PNC Bank acts as sub-adviser. Such sub-advisory fees have no effect on the advisory fees payable by such Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to any Portfolio. Any such arrangement would have no effect on the advisory fees payable by each Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average net assets of the Money Market Portfolio, .04% of the average net assets of the Municipal Money Market Portfolio, .30% of the average net assets of the Government Obligations Money Market Portfolio and .02% of the average net assets of the New York Municipal Money Market Portfolio. For that same year, PIMC waived approximately .15%,
 .29%, .11% and .33% of the average net assets of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, respectively.


ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists such Portfolios in all aspects of their administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of each of the Bedford Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements").



EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 1.12% of the average net assets with respect to the Bedford Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .15%), were 1.14% of the average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of .29%), were 1.09% of the average net assets with respect to the Bedford Class of the Government Obligations Money Market Portfolio (not taking into account waivers and reimbursements of .115%) and were 1.13% of the average net assets with respect to the Bedford Class of the New York Municipal Money Market Portfolios (not taking into account waivers and reimbursements of .33%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

         The Board of Directors of the Fund approved and adopted the Distribution Agreements and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreements, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of
 .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Bedford Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under each of the Distribution Agreements and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise.


         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------
         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.


         Each Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. None of the Portfolios intends to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of any Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio intend to pay substantially all of their dividends as "exempt interest dividends." Investors in either of these Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 28% in the case of individuals, trusts and estates and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining federal alternative minimum tax liability. The New York Municipal Money Market Portfolio may invest up to 20% of its net assets in such private activity bonds and the Municipal Money Market Portfolio may invest up to 100% of its net assets in such private activity bonds, although the Municipal Money Market Portfolio does not presently intend to do so. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Investors should additionally be aware of the possibility of state and local alternative minimum or minimum income tax liability, in addition to federal alternative minimum tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments. Exempt interest dividends derived from interest on New York Municipal Obligations will also be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

         Each of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. In addition, the New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority. Investors who are subject to tax in other states or localities should consult their own tax advisers about the taxation of dividends and distributions from each Portfolio by such states and localities.


         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


         An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolios' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.


         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal and state income tax consequences described above.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888- 9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD CLASSES OF THESE PORTFOLIOS.


         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------
REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

=============================================   ================================

NO  PERSON  HAS BEEN  AUTHORIZED  TO GIVE ANY
INFORMATION  OR TO MAKE  ANY  REPRESENTATIONS
NOT  CONTAINED IN THIS  PROSPECTUS  OR IN THE
FUND'S  STATEMENT OF  ADDITIONAL  INFORMATION
INCORPORATED   HEREIN   BY   REFERENCE,    IN
CONNECTION  WITH  THE  OFFERING  MADE BY THIS
PROSPECTUS   AND,  IF  GIVEN  OR  MADE,  SUCH
INFORMATION  OR  REPRESENTATIONS  MUST NOT BE
RELIED UPON AS HAVING BEEN  AUTHORIZED BY THE
FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES
NOT  CONSTITUTE AN OFFERING BY THE FUND OR BY
THE DISTRIBUTOR IN ANY  JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE.

           -----------------------

                   CONTENTS

                                        PAGE


INTRODUCTION.............................. 3
FINANCIAL HIGHLIGHTS...................... 7
INVESTMENT OBJECTIVES AND POLICIES        11
INVESTMENT LIMITATIONS....................19
PURCHASE AND REDEMPTION OF SHARES.........21
NET ASSET VALUE...........................27    PROSPECTUS
MANAGEMENT................................28    THE BEDFORD FAMILY
DISTRIBUTION OF SHARES....................30
DIVIDENDS AND DISTRIBUTIONS...............31
TAXES.....................................32
DESCRIPTION OF SHARES.....................34
OTHER INFORMATION.........................35    MONEY MARKET PORTFOLIO

                                                --------------------------------

                                                MUNICIPAL MONEY MARKET PORTFOLIO

INVESTMENT ADVISER                              --------------------------------
PNC Institutional Management Corporation
Wilmington, Delaware                            GOVERNMENT OBLIGATIONS
                                                MONEY MARKET PORTFOLIO
CUSTODIAN
PNC Bank, National Association                  --------------------------------
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania                      DECEMBER 1, 1997


=============================================   ================================

                               THE BEDFORD FAMILY
                                       OF
                               THE RBB FUND, INC.

         The three classes of common stock (each, a "Bedford Class") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company, offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:


         MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.


         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         PNC Institutional Management Corporation ("PIMC") serves as investment adviser for the Portfolios, PNC Bank, National Association ("PNC Bank") serves as sub-adviser for the Portfolios and custodian for the Fund and PFPC Inc. serves as administrator for the Municipal Money Market Portfolio and the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


PROSPECTUS                                                     DECEMBER 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. Each of the three classes of the Fund's shares (collectively, the "Bedford Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.


         The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.


         The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         The GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.


         Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolios' investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolios and custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator to the Municipal Money Market Portfolio and the transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's Shares.

         An investor may purchase and redeem Shares of any of the Bedford Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

         An investment in any of the Bedford Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASSES)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

         The Fee Table below contains a summary of the annual operating expenses of the Bedford Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.



                                                                                     GOVERNMENT
                                                                      MUNICIPAL      OBLIGATIONS
                                                  MONEY MARKET      MONEY MARKET    MONEY MARKET
                                                    PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                  ------------      ------------    ------------

Management Fees (after waivers)(1)...............   .22%               .04%              .30%
12b-1 Fees ......................................   .53                .56               .56
Other Expenses ..................................   .22                .25               .115
                                                    ---                ---               ----
Total Fund Operating Expenses (Bedford Classes)
  (after waivers)(1).............................   .97%               .85%              .975%
                                                   ====               ====               ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .37%, .33% and .41%, respectively, and Total Fund Operating Expenses would be 1.12%, 1.14% and 1.09%, respectively.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------

Money Market*............................    $10      $31      $54       $119
Municipal Money Market*..................    $ 9      $27      $47       $105
Government Obligations Money Market*.....    $10      $31      $54       $120


* Other classes of these Portfolios are sold with different fees and expenses.


         The  Example  in  the  Fee  Table   assumes  that  all   dividends  and
distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Sub-Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares of any of the Bedford Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Bedford Shares are not reflected in the yields of Shares of the Bedford Classes, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Bedford Classes may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Bedford Classes representing interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are a part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY


THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MONEY MARKET PORTFOLIO
                                   -------------------------------------------------------------------------------------


                                       FOR THE           FOR THE          FOR THE          FOR THE          FOR THE
                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value,
    beginning of period...........   $     1.00       $     1.00        $   1.00          $   1.00         $   1.00
                                     ----------       ----------        --------          --------         --------

Income from investment operations:
  Net investment income...... ....       0.0462           0.0469          0.0486            0.0278           0.0243
  Net gains on securities (both
    realized and unrealized)......           --               --              --                --               --
                                     ----------       ----------        --------          --------         --------

      Total from investment
        operations................       0.0462           0.0469          0.0486            0.0278           0.0243
                                     ----------       ----------        --------          --------         --------
Less distributors
  Dividends (from  net  investment
    income).......................      (0.0462)         (0.0469)        (0.0486)          (0.0278)         (0.0243)
  Distributions (from capital
    gains)........................           --               --              --                --               --
                                     ----------       ----------        --------          --------         --------
      Total distributions.........      (0.0462)         (0.0469)        (0.0486)          (0.0278)         (0.0243)
                                     ----------       ----------        --------          --------         --------

Net asset value, end of period ...   $     1.00       $     1.00        $   1.00          $   1.00         $   1.00
                                     ==========       ==========        ========          ========         ========

Total return......................         4.72%            4.79%           4.97%             2.81%            2.46%
Ratios/Supplemental Data
  Net assets, end of period (000)    $1,392,911       $1,109,334        $935,821          $710,737         $782,153
  Ratios of expenses to average
    net assets....................          .97%(a)          .97%(a)         .96%(a)           .95%(a)          .95%(a)
  Ratios of net investment income to
    average net assets............         4.62%            4.69%           4.86%             2.78%            2.43%




                                     --------------------------------------------------------------------
                                                                                          FOR THE PERIOD
                                                                                        SEPTEMBER 30, 1988
                                          FOR THE          FOR THE         FOR THE        (COMMENCEMENT
                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     OF OPERATIONS) TO
                                     AUGUST 31, 1992  AUGUST 31, 1991  AUGUST 31, 1990   AUGUST 31, 1989
                                     ---------------  ---------------  ---------------  -----------------
Net asset value,
    beginning of period............     $   1.00          $   1.00         $   1.00          $   1.00
                                        --------          --------         --------          --------

Income from investment operations:
  Net investment income............       0.0375            0.0629           0.0765            0.0779
  Net gains on securities (both
    realized and unrealized).......       0.0007                --               --                --
                                        --------          --------         --------          --------

      Total from investment
        operations.................       0.0382            0.0629           0.0765            0.0779
                                        --------          --------         --------          --------
Less distributors
  Dividends (from  net  investment
    income)........................      (0.0375)          (0.0629)         (0.0765)          (0.0779)
  Distributions (from capital
    gains).........................      (0.0007)               --              --                 --
                                        --------          --------         --------          --------
      Total distributions..........      (0.0382)          (0.0629)         (0.0765)          (0.0779)
                                        --------          --------         --------          --------

Net asset value, end of period ....     $   1.00          $   1.00         $   1.00          $   1.00
                                        ========          ========         ========          ========

Total return.......................         3.89%             6.48%            7.92%             8.81%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)       $736,842          $747,530         $709,757          $152,311
  Ratios of expenses to average
    net assets.....................          .95%(a)           .92%(a)          .92%(a)           .93%(a)(b)
  Ratios of net investment income to
    average net assets.............         3.75%             6.29%            7.65%             8.61%(b)


(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended
    August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,  respectively, and 1.27% annualized for the period ended August 31, 1989.


(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


                               THE BEDFORD FAMILY

           THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                   MUNICIPAL MONEY MARKET PORTFOLIO
                                   -------------------------------------------------------------------------------------



                                       FOR THE           FOR THE          FOR THE          FOR THE          FOR THE
                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value,
    beginning of period.............  $    1.00         $    1.00        $   1.00         $   1.00         $   1.00
                                      ---------         ---------        --------         --------         --------

Income from investment operations:
  Net investment income.............     0.0285            0.0288          0.0297           0.0195           0.0195
  Net gains on securities (both
    realized and unrealized)........         --                --              --               --               --
                                      ---------         ---------        --------         --------         --------

      Total from investment
        operations..................     0.0285            0.0288          0.0297           0.0195           0.0195
                                      ---------         ---------        --------         --------         --------
Less distributors
  Dividends (from  net  investment
    income).........................    (0.0285)          (0.0288)        (0.0297)         (0.0195)         (0.0195)
  Distributions (from capital
    gains)..........................         --                --              --               --               --
                                      ---------         ---------        --------         --------         --------
      Total distributions...........    (0.0285)          (0.0288)        (0.0297)         (0.0195)         (0.0195)
                                      ---------         ---------        --------         --------         --------

Net asset value, end of period .....  $    1.00         $    1.00        $   1.00         $   1.00         $   1.00
                                      =========         =========        ========         ========         ========

Total return........................       2.88%             2.92%           3.01%            1.97%            1.96%
Ratios/Supplemental Data
  Net assets, end of period (000)     $ 213,034         $ 201,940        $198,425         $182,480         $215,577
  Ratios of expenses to average
    net assets......................        .85%(a)           .84%(a)         .82%(a)          .77%(a)          .77%(a)
  Ratios of net investment income to
    average net assets..............       2.85%             2.88%           2.97%            1.95%            1.95%




                                   ----------------------------------------------------------------------

                                                                                          FOR THE PERIOD
                                                                                        SEPTEMBER 30, 1988
                                          FOR THE          FOR THE         FOR THE        (COMMENCEMENT
                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     OF OPERATIONS) TO
                                   AUAUGUST 31, 1992  AUGUST 31, 1991  AUGUST 31, 1990   AUGUST 31, 1989
                                   -----------------  ---------------  ---------------  -----------------
Net asset value,
    beginning of period..............    $   1.00         $   1.00         $   1.00          $   1.00
                                         --------         --------         --------          --------

Income from investment operations:
  Net investment income.............       0.0287           0.0431           0.0522            0.0513
  Net gains on securities (both
    realized and unrealized)........           --               --               --                --
                                         --------         --------         --------          --------

      Total from investment
        operations..................       0.0287           0.0431           0.0522            0.0513
                                         --------         --------         --------          --------
Less distributors
  Dividends (from  net  investment
    income).........................      (0.0287)         (0.0431)         (0.0522)          (0.0513)
  Distributions (from capital
    gains)..........................           --               --               --                --
                                         --------         --------         --------          --------
      Total distributions...........      (0.0287)         (0.0431)         (0.0522)          (0.0513)
                                         --------         --------         --------          --------

Net asset value, end of period .....     $   1.00         $   1.00         $   1.00          $   1.00
                                         ========         ========         ========          ========

Total return........................         2.90%            4.40%            5.35%             5.72%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)        $176,950         $215,140         $195,566          $ 85,806
  Ratios of expenses to average
    net assets......................          .77%(a)          .74%(a)          .75%(a)           .73%(a)(b)
  Ratios of net investment income to
    average net assets..............         2.87%            4.31%            5.22%             5.70%(b)


(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.14%, 1.12%,1.14%,I.12%,1.16%,I.15%, 1.13% and 1.14% for the years ended
    August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,  respectively, and 1.27% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


                               THE BEDFORD FAMILY


            THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                                   -------------------------------------------------------------------------------------


                                       FOR THE           FOR THE          FOR THE          FOR THE          FOR THE
                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994  AUGUST 31, 1993
                                   ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value,
    beginning of period.............   $    1.00       $    1.00         $   1.00         $   1.00         $   1.00
                                       ---------       ---------         --------         --------         --------

Income from investment operations:
  Net investment income.............      0.0449          0.0458           0.0475           0.0270           0.0231
  Net gains on securities (both
    realized and unrealized)........          --              --               --               --               --
                                       ---------       ---------         --------         --------         --------

      Total from investment
        operations..................      0.0449          0.0458           0.0475           0.0270           0.0231
                                       ---------       ---------         --------         --------         --------
Less distributors
  Dividends (from  net  investment
    income).........................     (0.0449)        (0.0458)         (0.0475)         (0.0270)         (0.0231)
  Distributions (from capital
    gains)..........................          --              --               --               --               --
                                       ---------       ---------         --------         --------         --------
      Total distributions...........     (0.0449)        (0.0458)         (0.0475)         (0.0270)         (0.0231)
                                       ---------       ---------         --------         --------         --------

Net asset value, end of period .....   $    1.00       $    1.00         $   1.00         $   1.00         $   1.00
                                       =========       =========         ========         ========         ========

Total return........................        4.59%           4.68%            4.86%            2.73%            2.33%
Ratios/Supplemental Data
  Net assets, end of period (000)        $209,715      $ 192,599         $163,398         $166,418         $213,741
  Ratios of expenses to average
    net assets......................        .975%(a)        .975%(a)         .975%(a)         .975%(a)         .975%(a)
  Ratios of net investment income to
    average net assets..............        4.49%           4.58%            4.75%            2.70%            2.31%




                                   ----------------------------------------------------------------------

                                                                                          FOR THE PERIOD
                                                                                        SEPTEMBER 30, 1988
                                         FOR THE          FOR THE           FOR THE        (COMMENCEMENT
                                       YEAR ENDED       YEAR ENDED        YEAR ENDED     OF OPERATIONS) TO
                                     AUGUST 31, 1992  AUGUST 31, 1991  AUGUST 31, 1990   AUGUST 31, 1989
                                   -----------------  ---------------  ---------------  -----------------
Net asset value,
    beginning of period.............    $   1.00          $   1.00         $   1.00          $   1.00
                                        --------          --------         --------          --------

Income from investment operations:
  Net investment income.............      0.0375            0.0604           0.0748            0.0725
  Net gains on securities (both
    realized and unrealized)........      0.0009                --               --                --
                                        --------          --------         --------          --------

      Total from investment
        operations..................      0.0384            0.0604           0.0748            0.0725
                                        --------          --------         --------          --------
Less distributors
  Dividends (from  net  investment
    income).........................     (0.0375)          (0.0604)         (0.0748)          (0.0725)
  Distributions (from capital
    gains)..........................     (0.0009)               --               --                --
                                        --------          --------         --------          --------
      Total distributions...........     (0.0384)          (0.0604)         (0.0748)          (0.0725)
                                        --------          --------         --------          --------

Net asset value, end of period .....    $   1.00          $   1.00         $   1.00          $   1.00
                                        =========         =========        =========         =========

Total return........................        3.91%             6.21%            7.74%             8.64%(b)
Ratios/Supplemental Data
  Net assets, end of period (000)       $225,101          $368,899         $209,378          $ 66,281
  Ratios of expenses to average
    net assets......................        .975%(a)           .95%(a)          .95%(a)           .96%(a)(b)
  Ratios of net investment income to
    average net assets..............        3.75%             6.04%            7.48%             8.34%(b)


(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17% for the years ended August 31,
    1997, 1996, 1995, 1994, 1993,1992,  1991 and 1990,  respectively,  and 1.40%
    annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denom-inated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset- backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio -- Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal

Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when- issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.


         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.


         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Money Market Portfolio -- When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies -- Money Market Portfolio -- Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage
Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Reverse Repurchase Agreements."

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage- related securities consist of mortgage loans which are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset Backed Securities."


         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         The Money Market and Municipal Money Market Portfolios may not:

                  1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

                  1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

In addition, without the affirmative vote of the holders of a majority of the Municipal Money Market Portfolio's outstanding shares, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.


         The Government Obligations Money Market Portfolio may not:

                  1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.


                  2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.




PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES


         GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Bedford Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the closed of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Bedford Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.


         A broker may offer investors maintaining Accounts the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Bedford Class designated by the investor as the

"Primary Bedford Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Bedford Class at any time by so instructing his broker.


         If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments at any time in any Bedford Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Bedford Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the Custodian:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM:  (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio)
                  FOR PURCHASE OF:  (name of the Portfolio)
                  AMOUNT:  (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.


         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Bedford Shares through an Account may redeem Bedford Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.


         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100: however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset values per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders are determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolios is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each Portfolio is determined independently of any of the Fund's other investment portfolios.


         The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares."

There can be no assurance that net asset value per share will not vary.


         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.



MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. Each of the Bedford Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.


INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for each of the Portfolios. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, PIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolios, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for a Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.


         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations

Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and
 .25% of net assets in excess of $500 million.

         PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to a Portfolio. Such sub-advisory fees have no effect on the advisory fees payable by each Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to any Portfolio. Any such arrangement would have no effect on the advisory fees payable by each Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average net assets of the Money Market Portfolio, .04% of the average net assets of the Municipal Money Market Portfolio and .30% of the average net assets of the Government Obligations Money Market Portfolio. For that same year, PIMC waived approximately .15%, .29% and
 .11% of average net assets of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, respectively.


ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Municipal Money Market Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of each of the Bedford Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements").


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 1.12% of the average net assets with respect to the Bedford Class of the Money Market Portfolio (not taking into account waivers of .15%), were 1.14% of the average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .29%) and were 1.09% of the average net assets with respect to the Bedford Class of the Government Obligations Money Market Portfolio (not taking into account waivers of .115%).


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The  Board  of  Directors   of  the  Fund   approved  and  adopted  the
Distribution Agreements and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreements, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of
 .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Bedford Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under each of the Distribution Agreements and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise.


         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------


         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. None of the Portfolios intends to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of any Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Municipal Money Market Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 28% in the case of individuals, trusts and estates and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining federal alternative minimum tax liability. Although it does not currently intend to do so, the Municipal Money Market Portfolio may invest up to 100% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from other Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Investors should additionally be aware of the possibility of state and local alternative minimum or minimum income tax liability, in addition to federal alternative minimum tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

         The Municipal Money Market Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


         An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from such Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.


DESCRIPTION OF SHARES

         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD CLASSES OF THESE PORTFOLIOS.

         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.


         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.


OTHER INFORMATION


REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS      --------------------------------
NOT CONTAINED IN THIS PROSPECTUS OR IN THE
FUND'S STATEMENT OF ADDITIONAL INFORMATION                   BEDFORD
INCORPORATED HEREIN BY REFERENCE, IN
CONNECTION WITH THE OFFERING MADE BY THIS                   MUNICIPAL
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE                MONEY MARKET
RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES               PORTFOLIO
NOT CONSTITUTE AN OFFERING BY THE FUND OR BY
THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         --------------------
                                                           PROSPECTUS
               CONTENTS


INTRODUCTION...........................  3
FINANCIAL HIGHLIGHTS...................  6
INVESTMENT OBJECTIVES AND POLICIES.....  8
INVESTMENT LIMITATIONS................. 11
PURCHASE AND REDEMPTION OF SHARES...... 12
NET ASSET VALUE........................ 19
MANAGEMENT............................. 19
DISTRIBUTION OF SHARES................. 22
DIVIDENDS AND DISTRIBUTIONS............ 23
TAXES.................................. 23
DESCRIPTION OF SHARES.................. 25
OTHER INFORMATION...................... 26



INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania                             December 1, 1997

                                     BEDFORD
                        MUNICIPAL MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



         The Bedford Shares of the Municipal Money Market Portfolio are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the class offered by this Prospectus represent interests in the Portfolio.

         The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         PNC Institutional Management Corporation serves as investment adviser for the Portfolio. PNC Bank, National Association serves as sub-adviser for the Portfolio and custodian for the Fund, and PFPC Inc. serves as administrator of the Portfolio and the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this

Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).



================================================================================


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


================================================================================


PROSPECTUS                                                     DECEMBER 1, 1997

INTRODUCTION

================================================================================


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Municipal Money Market Portfolio.

         The investment objective of the Municipal Money Market Portfolio (the "Portfolio") is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks to the Portfolio. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax, but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


The Portfolio's investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolio and custodian to the Fund, and PFPC Inc. ("PFPC") serves as the administrator to the Portfolio and the transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's Shares.


         An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the purchase of securities on a "when-issued" or "forward commitment" basis, and the purchase of stand-by commitments. These transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

         The Fee Table below contains a summary of the annual operating expenses of the Bedford Class of the Municipal Money Market Portfolio based on expenses incurred for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.


ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management Fees (after waivers)(1)...................   .04%
12b-1 Fees(1)........................................   .56%
Other Expenses(1)....................................   .25%

Total Fund Operating Expenses (Bedford Class)
(after waivers and reimbursements)(1)................   .85%

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Bedford Municipal Money Market Portfolio, Management Fees would be .33%, and Total Fund Operating Expenses would be 1.14%.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                ------     -------    -------   --------
Municipal Money Market
  Portfolio*                       $9        $27       $47       $105



* Other Classes of this Portfolio are sold with different fees and expenses.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Sub-

Adviser," and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Class. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time the Class advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Class may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Class. This is done by increasing the yield of the Class (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their shareholders in connection with investments in the Class are not reflected in the yield of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Class may differ from yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
================================================================================

         The table below sets forth certain information concerning the investment results of the Bedford Class of the Municipal Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997, are a part of the Fund's financial statements for the Portfolio which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information, and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY



THE RBB FUND, INC FINANCIAL HIGHLIGHTS (c)
    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Municipal Money Market Portfolio

                         =============================================================================================


                               For the         For the         For the        For the         For the        For the
                             Year Ended      Year Ended      Year Ended     Year Ended      Year Ended      Year Ended
                             August 31,      August 31,      August 31,     August 31,      August 31,      August 31,
                                1997            1996            1995           1994            1993            1992
                         ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period        $    1.00       $    1.00       $    1.00      $    1.00       $    1.00      $    1.00
                             ---------       ---------       ---------      ---------       ---------      ---------

Income from investment
  operations:
  Net investment income         0.0285          0.0288          0.0297         0.0195          0.0195         0.0287
  Net gains on securities
    both realized and
    unrealized).....                --              --              --             --              --             --
                             ---------       ---------       ---------      ---------       ---------      ---------

      Total from investment
         operations.            0.0285          0.0288          0.0297         0.0195          0.0195         0.0287
                             ---------       ---------       ---------      ---------       ---------      ---------


Less distributions
  Dividends (from net
    investment income)        (0.0285)        (0.0288)        (0.0297)       (0.0195)        (0.0195)       (0.0287)
  Distributions (from
    capital gains)..                --              --              --             --              --             --
                             ---------       ---------       ---------      ---------       ---------      ---------
      Total distributions     (0.0285)        (0.0288)        (0.0297)       (0.0195)        (0.0195)       (0.0287)
                             ---------       ---------       ---------      ---------       ---------      ---------

Net asset value, end of
  period............         $    1.00       $    1.00       $    1.00      $    1.00       $    1.00      $    1.00
                             =========       =========       =========      =========       =========      =========

Total return........             2.88%           2.92%           3.01%          1.97%           1.96%          2.90%

Ratios/Supplemental Data
  Net Assets, end of
    period (000)....         $ 213,034        $201,940        $198,425       $182,480        $215,577       $176,950
  Ratios of expenses to
    average net assets         .85%(a)         .84%(a)         .82%(a)        .77%(a)         .77%(a)        .77%(a)
  Ratios of net investment
    income to average
    net assets......             2.85%           2.88%           2.97%          1.95%           1.95%          2.87%







                         =====================================================
                                                               For the Period
                                                               September 30,
                                  For the       For the             1988
                                Year Ended     Year Ended     (Commencement of
                                August 31,     August 31,      Operations) to
                                   1991           1990        August 31, 1989
                         -----------------------------------------------------
Net asset value,
  beginning of period           $    1.00      $    1.00          $    1.00
                                ---------      ---------          ---------

Income from investment
  operations:
  Net investment income            0.0431         0.0522             0.0513
  Net gains on securities
    both realized and
    unrealized).....                   --             --                 --
                                ---------      ---------          ---------

      Total from investment
         operations.               0.0431         0.0522             0.0513
                                ---------      ---------          ---------


Less distributions
  Dividends (from net
    investment income)           (0.0431)       (0.0522)           (0.0513)
  Distributions (from
    capital gains)..                   --             --                 --
                                ---------      ---------          ---------
      Total distributions        (0.0431)       (0.0522)           (0.0513)
                                ---------      ---------          ---------

Net asset value, end of
  period............            $    1.00      $    1.00          $    1.00
                                =========      =========          =========

Total return........                4.40%          5.35%           5.72%(b)

Ratios/Supplemental Data
  Net Assets, end of
    period (000)....             $215,140       $195,566            $85,806
  Ratios of expenses to
    average net assets            .74%(a)        .75%(a)         .73%(a)(b)
  Ratios of net investment
    income to average
    net assets......                4.31%          5.22%              5.70%


(a)      Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.14%, 1.12%, 1.14%, 1.12%, 1.16%, 1.15%, 1.13% and 1.14% for the
         years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and
         1990, respectively, and 1.27% annualized for the period ended August
         31, 1989.
(b)      Annualized
(c)      Financial Highlights relate solely to the Bedford Class of Shares within the
         Portfolio.


INVESTMENT OBJECTIVES AND POLICIES
================================================================================

         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax and which meet certain ratings criteria and present minimal credit risks. See "Eligible Securities". During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.


         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.



         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.


         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the highest rating categories by one or more Rating Organizations ("Rating Organizations") for such securities (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest categories for such securities; (4) and securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, and variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies- -Illiquid Securities" in the Statement of Additional Information.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

================================================================================


         The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Municipal Money Market Portfolio may not:


         1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


         3. Purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the same industry.


         In addition, the Portfolio may not, without Shareholder approval, change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.


         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

         1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.



PURCHASE AND REDEMPTION OF SHARES
================================================================================


                               PURCHASE PROCEDURES

         GENERAL. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.


         A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.


         If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Municipal Money Market" to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the custodian:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the
                                                     Portfolio)
                  FOR PURCHASE OF: (name of Portfolio)
                  AMOUNT: (amount to be invested)

         C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchase orders until it receives a completed and signed Application.


         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         It is the responsibility of the Dealer to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares through an account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

         An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.


         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; (6) and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

         The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE, will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. There is no minimum redemption for proceeds mailed by check; however, the maximum redemption for proceeds mailed by check is $25,000. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts

("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares with a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day once as of 12:00 noon Eastern Time and once, as of the close of regular trading of the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.


         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.


         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT

================================================================================

BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio of the Fund are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. The Municipal Money Market Portfolio is one of these portfolios.


INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for the Municipal Money Market Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for the Portfolio. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolio, PIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolio, and maintains the Portfolio's financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into portfolio transactions for the Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.


         For the services provided to and expenses assumed by it for the benefit of the Portfolio, PIMC is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .35% of the first $250 million of the Portfolio's average daily net assets, .30% of the next $250 million of the Portfolio's average daily net assets and .25% of the average daily net assets of the Portfolio in excess of $500 million. PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolio (subject to certain adjustments). Such sub-advisory fees have no effect on the advisory fees payable by the Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreement with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .04% of the average net assets of the Portfolio. For that same year, PIMC waived approximately .29% of investment advisory fees payable to it with respect to the Portfolio.

ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR
--------------------------------------------------------------------------------


         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares pursuant to a distribution agreement and various supplements thereto (the "Distribution Agreement").


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

         The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.
         For the fiscal year ended August 31, 1997, total expenses were 1.14% of average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .29%).

DISTRIBUTION OF SHARES
================================================================================

         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such Dealers. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
================================================================================


         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Municipal Money Market Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.


         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
================================================================================


         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 28% in the case of individuals, trusts and estates and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining federal alternative minimum tax liability. Although it does not currently intend to do so, the Portfolio may invest up to 100% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from other Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for alternative minimum tax purposes. Investors should additionally be aware of the possibility of state and local alternative minimum or minimum income tax liability, in addition to federal alternative minimum tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

         The Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders on December 31 provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


         An investment in the Portfolio is not intended to constitute a balanced investment program. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.


         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.

DESCRIPTION OF SHARES
================================================================================

         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in the Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of common stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE MUNICIPAL MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASS OF THIS PORTFOLIO.


         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Fund may elect all of the directors.


         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
================================================================================


REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free
(800) 533-7719 (in Delaware call collect (302) 791-1196).

                      (This Page Intentionally Left Blank.)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   -------------------------------------------

                                    CONTENTS
                                                                       PAGE


         INTRODUCTION...................................................  2
         FINANCIAL HIGHLIGHTS...........................................  4
         INVESTMENT OBJECTIVE AND
         POLICIES.......................................................  7
         INVESTMENT LIMITATIONS.........................................  9
         PURCHASE AND REDEMPTION OF
         SHARES......................................................... 10
         MANAGEMENT..................................................... 17
         DISTRIBUTION OF SHARES......................................... 19
         DIVIDENDS AND DISTRIBUTIONS.................................... 20
         TAXES.......................................................... 21
         DESCRIPTION OF SHARES.......................................... 22
         OTHER INFORMATION.............................................. 23



INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania




--------------------------------------------------------------------------------



                                     BEDFORD
                                   GOVERNMENT
                                   OBLIGATIONS
                                  MONEY MARKET
                                    PORTFOLIO



                                   Prospectus





                                December 1, 1997

                                     BEDFORD
                             GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



         The investment objective of the Government Obligations Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Government Obligations Money Market Portfolio seeks to achieve such objective by investing in short-term U.S. Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The Bedford shares of the Government Obligations Money Market Portfolio are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Class are offered by this Prospectus and represent interests in the Portfolio.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         PNC Institutional Management Corporation serves as investment advisor for the Portfolio, PNC Bank, National Association serves as sub-adviser for the Portfolio and custodian for the Fund. PFPC Inc. serves as transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Website (http://www.sec.gov).




--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                    December 1, 1997

INTRODUCTION
--------------------------------------------------------------------------------


         The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. The shares ("Shares") offered by this Prospectus are a class ("Class") of the shares of common stock of the Fund and represent interests in the Fund's Government Obligations Money Market Portfolio (the "Government Obligations Money Market Portfolio" or the "Portfolio").


         The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

         The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


         The Portfolio's investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolio and custodian for the Fund, and PFPC Inc. ("PFPC") serves as transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's shares.


         An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


         An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices among others: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

         The Fee Table below contains a summary of annual fund operating expenses incurred by the Government Obligations Money Market Portfolio during the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also provided.

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

         Management Fees (after waivers)(1)                          .30%
         12b-1 Fees(1)                                               .56%
         Other Expenses(1)                                           .115%
         Total Fund Operating Expenses
           (Bedford Class) (after waivers)(1)                        .975%

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Government Obligations Money Market Portfolio, Management Fees would be .41% and Total Fund Operating Expenses would be 1.09%.

EXAMPLE

AN INVESTOR WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) 5% ANNUAL RETURN AND(2) REDEMPTION AT THE END OF EACH TIME PERIOD:

                               1 YEAR        3 YEARS      5 YEARS      10 YEARS
                               ------        -------      -------      --------

Government Obligations
  Money Market Portfolio*
  (Bedford Class)               $10           $31          $54           $120

* Other classes of this Portfolio are sold with different fees and expenses.

         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sale charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Sub- Adviser," and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of a Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time, the Class advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Class are not reflected in the yield of Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Class may differ from yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Bedford Class of the Government Obligations Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1993 through August 31, 1997 are part of the Fund's financial statements for the Portfolio, which have been incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P.

("Coopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991 and 1992 are part of previous financial statements audited by Coopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Reports to Shareholders. Both the Statement of Additional Information and the Annual Reports to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

       Bedford Class of the Government Obligations Money Market Portfolio


THE RBB FUND INC. FINANCIAL HIGHLIGHTS (c)
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                               GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------


                            For the      For the    For the      For the     For the     For the      For the
                             Year         Year       Year         Year        Year        Year         Year
                             Ended        Ended      Ended        Ended       Ended       Ended        Ended
                          August 31,   August 31, August 31,   August 31,  August 31,  August 31,   August 31,
                             1997         1996       1995         1994        1993        1992         1991
                          ---------    ---------- ----------   ----------  ----------  ----------   ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD..   $   1.00      $   1.00   $   1.00     $   1.00    $   1.00    $   1.00     $   1.00
                          --------      --------   --------     --------    --------    --------     --------
Income from investment
  operations:
Net investment income..     0.0449        0.0458     0.0475       0.0270      0.0231      0.0375       0.0604
 Net gains on securities
  both realized
  and unrealized.......         --            --         --           --        --        0.0009           --
                          --------      --------   --------     --------    --------    --------     --------
  Total from investment
   operations..........     0.0449        0.0458     0.0475       0.0270      0.0231      0.0384       0.0604
                          --------      --------   --------     --------    --------    --------     --------
Less distributions
  Dividends (from net
    investment income).    (0.0449)      (0.0458)   (0.0475)     (0.0270)    (0.0231)    (0.0375)     (0.0604)
  Distributions (from
    capital gains).....         --            --         --           --          --     (0.0009)          --
                          --------      --------   --------     --------    --------    --------     --------
  Total  distributions.    (0.0449)      (0.0458)   (0.0475)     (0.0270)    (0.0231)    (0.0384)     (0.0604)
                          --------      --------   --------     --------    --------    --------     --------
Net asset value,
  end of period........   $   1.00      $   1.00   $   1.00     $   1.00    $   1.00    $   1.00     $   1.00
                          ========      ========   ========     ========    ========    ========     ========
Total return...........       4.59%         4.68%      4.86%        2.73%       2.33%       3.91%        6.21%
RATIOS SUPPLEMENTAL DATA
Net assets, end of
 period (000)..........   $209,715      $192,599   $163,398     $166,418    $213,741    $225,101     $368,899
Ratios of expenses to
 average net assets....    .975%(a)      .975%(a)   .975%(a)     .975%(a)    .975%(a)    .975%(a)      .95%(a)
Ratios of net investment
 income to average
 net assets..............     4.49%         4.58%      4.75%        2.70%       2.31%       3.75%        6.04%







                            For the    For the Period
                             Year    September 30, 1989
                             Ended    (Commencement of
                          August 31,   Operations) to
                             1990      August 31, 1989
                          ---------- -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD..    $   1.00        $  1.00
                           --------        -------
Income from investment
  operations:
Net investment income..      0.0748         0.0725
 Net gains on securities
  both realized
  and unrealized.......          --             --
                           --------        -------
  Total from investment
   operations..........      0.0748         0.0725
                           --------        -------
Less distributions
  Dividends (from net
    investment income).     (0.0748)       (0.0725)
  Distributions (from
    capital gains).....          --             --
                           --------        -------
  Total  distributions.     (0.0748)       (0.0725)
                           --------        -------
Net asset value,
  end of period........    $   1.00        $  1.00
                           ========        =======
Total return...........        7.74%       8.64%(b)
RATIOS SUPPLEMENTAL DATA
Net assets, end of
 period (000)..........    $209,378        $66,281
Ratios of expenses to
 average net assets....      .95%(a)     .96%(a)(b)
Ratios of net investment
 income to average
 net assets..............      7.48%       8.34%(b)


(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17% for the years ended August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
     respectively, and 1.40% annualized for the period ended August 31, 1989.
(b)  Annualized.
(c) Financial Highlights relate solely to the Bedford Class of shares of the Government Obligations Money Market Portfolio.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.


         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares representing interests in the Portfolio. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans, which are assembled into pools, the interests on which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset- backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


         The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The investment limitations summarized below may not be changed, however, without shareholder approval. (A more detailed description of the following investment limitations is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         The Portfolio may not:


                  1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.


                  2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

                  3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES


         GENERAL. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.

         All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge investors Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

         Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.


         A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.


         If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

         DIRECT PURCHASES. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Government Obligations Money Market" to Bedford Government Obligations Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

         Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)


         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to the custodian:

         PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the
                                     Portfolio)
         FOR PURCHASE OF: (name of Portfolio)
         AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.


         For subsequent investments, an investor should follow steps A and B above.

         RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares through an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.


         An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.


         Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request, to Bedford Government Obligations Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

         The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

         Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading of the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

         REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.


NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday, with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of the Portfolio is determined independently of any of the Fund's other investment portfolios.


         The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.


         With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


         The business and affairs of the Fund and Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. The Government Obligations Money Market Portfolio is one of these portfolios.


INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for the Portfolio. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         As investment adviser to the Portfolio, PIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolio, and maintains its financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into transactions for the Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

         For the services provided to and expenses assumed by it for the benefit of the Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolio. Such sub-advisory fees have no effect on the advisory fees payable by the Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreement with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .30% of the average net assets of the Portfolio. For that same year, PIMC waived approximately .11% of the advisory fees payable with respect to the Portfolio.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN


         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of

Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."


DISTRIBUTOR

         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares pursuant to a distribution agreement and various supplements thereto (the "Distribution Agreement") with the Fund on behalf of the Class.


EXPENSES


         The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it received different services.

         The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 1.09% of average net assets with respect to the Bedford Class of the Portfolio (not taking into account waivers and reimbursements of .115%).



DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------


         The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.



TAXES
--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares or whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.


         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Ordinarily, shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, of such year, if such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions with respect to the Portfolio prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal income tax consequences described above.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in the Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within this Portfolio vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888- 9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.

         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.


         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.


         Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------
REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

                      (This Page Intentionally Left Blank.)

                                  MONEY MARKET
                                    PORTFOLIO










                            PROSPECTUS & APPLICATION
                                DECEMBER 1, 1997
















                                                                           BEAR
                                                                        STEARNS

                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Bedford Class offered by this Prospectus represent interests in the Fund's Money Market Portfolio.

         o The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PNC Institutional Management Corporation serves as investment adviser for the Portfolio, PNC Bank, National Association serves as sub-adviser for the Portfolio and custodian for the Fund and PFPC Inc. serves as the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. acts as distributor for the Fund.

                 ----------------------------------------

This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).


                 ----------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES

COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 ----------------------------------------


PROSPECTUS                                                     December 1, 1997

                                TABLE OF CONTENTS
                                                                           PAGE

INTRODUCTION................................................................  1
FEE TABLE...................................................................  2
FINANCIAL HIGHLIGHTS........................................................  4
INVESTMENT OBJECTIVES AND POLICIES..........................................  6
INVESTMENT LIMITATIONS...................................................... 10
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES ................................ 12
NET ASSET VALUE............................................................. 22
MANAGEMENT.................................................................. 22
DISTRIBUTION OF SHARES...................................................... 25
DIVIDENDS AND DISTRIBUTIONS................................................. 25
TAXES....................................................................... 26
DESCRIPTION OF SHARES....................................................... 27
OTHER INFORMATION........................................................... 28

INTRODUCTION
--------------------------------------------------------------------------------


The RBB Fund, Inc. (the "Fund") is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Bedford Class" or the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").


The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


The Portfolio's investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolio and custodian to the Fund and PFPC Inc. ("PFPC" or the "Transfer Agent") serves as the transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's Shares.


An investor may purchase and redeem Shares of the Class through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."


An investment in the Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

                  The Fee Table below contains a summary of the annual operating expenses incurred by the Bedford Class of the Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                                                    MONEY MARKET
                                                                     PORTFOLIO

Management Fees (after waivers)(1).................................    .22%
12b-1 Fees(1)......................................................    .53%
Other Expenses.....................................................    .22%
                                                                       ---
Total Operating Expenses (Bedford Class)
  (after waivers)(1)...............................................    .97%
                                                                       ====

-------------------
(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .37% and Total Fund Operating Expenses would be 1.12%.

EXAMPLE


         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
--------------------------------------------------------------------------------
                                                                    MONEY MARKET
                                                                     PORTFOLIO*
--------------------------------------------------------------------------------
         1 Year...........................................              $ 10
         3 Years..........................................              $ 31
         5 Years..........................................              $ 54
         10 Years.........................................              $119

-------------------
* Other classes of this Portfolio are sold with different fees and expenses.


The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Sub-Adviser," and

"Distribution of Shares" below.) The expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for the Class. However, there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.


From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Shares are not reflected in the yields of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each class of the Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth certain information concerning the investment results of the Bedford Class of the Fund representing interests in the Money Market Portfolio for the years indicated. The financial data included in this table for each of the periods ended August 31, 1993 through 1997 are a part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P. ("Coopers"), the Fund's independent accountants. The financial data for the periods ended August 31, 1989, 1990, 1991 and 1992 are a part of previous financial statements audited by Coopers. The financial data included in this table should be read in conjunction with the financial statements and related notes. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on Page 1 of the Prospectus.


                            FINANCIAL HIGHLIGHTS (c)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


----------------------------------------------------------------------------------------------------------

                            MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------


                               FOR THE      FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                               AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                  1997        1996         1995         1994         1993         1992
                              -----------  -----------  -----------  -----------  -----------  -----------
Net asset value
   beginning of period...... $     1.00   $     1.00     $   1.00    $    1.00     $  1.00      $   1.00
                             ----------   ----------     --------    ---------     --------     --------

Income from investment
   operations:
   Net investment income....     0.0462       0.0469       0.0486       0.0278       0.0243       0.0375
   Net gains on securities
    (both realized and
     unrealized.............        ---          ---          ---          ---          ---       0.0007
                             ----------   ----------     --------    ---------     --------     --------

Total from investment
   operations...............     0.0462       0.0469       0.0486       0.0278       0.0243       0.0382
                             ----------   ----------     --------    ---------     --------     --------

Less distributions
   Dividends (from net
    investment income)......    (0.0462)     (0.0469)     (0.0486)     (0.0278)     (0.0243)     (0.0375)
Distributions (from
    capital gains)..........        ---          ---          ---          ---          ---      (0.0007)
                             ----------   ----------     --------    ---------     --------     --------

   Total distributions......    (0.0462)      (0.469)     (0.0486)     (0.0278)     (0.0243)     (0.0382)
                             ----------   ----------     --------    ---------     --------     --------

Net asset value, end of
   period................... $     1.00   $     1.00     $   1.00    $    1.00     $   1.00     $   1.00
                             ==========   ==========     ========    =========     ========     ========

Total return................      4.72%        4.79%        4.97%        2.81%        2.46%        3.89%
Ratios/Supplemental Data
   Net assets,
    end of period (000)..... $1,392,911   $1,109,334     $935,821    $ 710,737     $782,153     $736,842
   Ratios of expenses to
    average net assets......    .97%(a)      .97%(a)      .96%(a)      .95%(a)      .95%(a)      .95%(a)
   Ratios of net investment
    income to average net
    assets..................      4.62%         4.69%       4.86%        2.78%        2.43%        3.75%





                                                           FOR THE PERIOD
                                                            SEPTEMBER 30,
                                                                1988
                                  FOR THE      FOR THE    (COMMENCEMENT OF
                                YEAR ENDED   YEAR ENDED      OPERATIONS)
                                 AUGUST 31,   AUGUST 31,     AUGUST 31,
                                    1991        1990            1989
                                -----------  -----------   ---------------
Net asset value
   beginning of period........     $  1.00     $  1.00         $  1.00
                                   -------     -------         -------

Income from investment
   operations:
   Net investment income......      0.0629      0.0765          0.0779
   Net gains on securities
    (both realized and
     unrealized...............         ---         ---             ---
                                  --------     -------         -------

Total from investment
   operations.................      0.0629      0.0765          0.0779
                                  --------    --------        --------

Less distributions
   Dividends (from net
    investment income)........     (0.0629)    (0.0765)        (0.0779)
Distributions (from
    capital gains)............         ---         ---             ---
                                  --------    --------        --------

   Total distributions........     (0.0629)    (0.0765)        (0.0779)
                                  --------    --------        --------

Net asset value, end of
   period.....................    $   1.00    $   1.00        $   1.00
                                  ========    ========        ========

Total return..................       6.48%       7.92%         8.81%(b)
Ratios/Supplemental Data
   Net assets,
    end of period (000).......    $747,530    $709,757        $152,311
   Ratios of expenses to
    average net assets........      .92%(a)     .92%(a)      .93%(a)(b)
   Ratios of net investment
    income to average net
    assets....................       6.29%       7.65%         8.61%(b)



(a) Without the waiver of advisory fees and without their reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended August
         31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.
(b)      Annualized.
(c) Financial Highlights relate solely to the Class of Shares of the Fund within the Portfolio.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


                             MONEY MARKET PORTFOLIO


The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. There is no assurance that the investment objective of the Money Market Portfolio will be achieved. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.


BANK OBLIGATIONS.


The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


COMMERCIAL PAPER.


The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organizations"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


VARIABLE RATE DEMAND NOTES.


The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.


REPURCHASE AGREEMENTS.


The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


U.S. GOVERNMENT OBLIGATIONS.

The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


ASSET-BACKED SECURITIES.

The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset- backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.


REVERSE REPURCHASE AGREEMENTS.


The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrent with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 ("1940 Act").


MUNICIPAL OBLIGATIONS.


In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete description of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

GUARANTEED INVESTMENT CONTRACTS.

The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investments in illiquid securities.


STAND-BY COMMITMENTS.


The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


WHEN-ISSUED SECURITIES.


The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

ELIGIBLE SECURITIES.


The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations ("Rating Organizations") (e.g. commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


ILLIQUID SECURITIES.


The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         THE MONEY MARKET PORTFOLIO MAY NOT:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)


                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.


                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days, (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.


                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million,



PURCHASE, REDEMPTION AND EXCHANGE OF SHARES
--------------------------------------------------------------------------------


                               PURCHASE PROCEDURES


GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Fund's Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Bedford Shares either directly, through an exchange from accounts invested in shares of any open-end investment company ("The Bear Stearns Funds") either sponsored by or advised by Bear, Stearns & Co. Inc. ("Bear Stearns"), or its affiliates, or through an account (the "Account") maintained by the investor with certain brokerage firms and may also purchase Shares directly by mail or wire. The minimum initial investment

THE BEAR STEARNS FUNDS

ACCOUNT INFORMATION FORM

Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111.
For assistance in completing this form, contact PFPC at 1-800-447-1139.

1.   ACCOUNT TYPE  (Please print; indicate only one registration type)

     [__] INDIVIDUAL                    [__] JOINT TENANT

     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY (SEE NOTES 1 AND 2)

     ---------------------------------------      ------------------------------
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER      TAXPAYER IDENTIFICATION NUMBER

     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ---------------------------------------------------------------------------
     [__] UNIFORM GIFT TO MINORS, OR    [__] UNIFORM TRANSFER TO MINORS
                                             (WHERE ALLOWED BY LAW)

     ---------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ---------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the ____________________________ Uniform Gift/Transfers to Minors Act
                  STATE RESIDENCE OF MINOR
                                                         -       -
     ------/------/------                        --------------------------
     MINOR'S DATE OF BIRTH                       MINOR'S SOCIAL SECURITY NUMBER
                                                 (REQUIRED TO OPEN ACCOUNT)

     ---------------------------------------------------------------------------
     [__]  Corporation       [__]    Partnership    [__] Trust*     [__] Other

     ---------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ---------------------------------------------------------------------------
     NAME(S) OF TRUSTEE(S)                           DATE OF THE TRUST AGREEMENT


     -----------------------------------      ----------------------------------
     SOCIAL SECURITY NUMBER                   TAXPAYER IDENTIFICATION NUMBER
     (REQUIRED TO OPEN ACCOUNT)               (REQUIRED TO OPEN ACCOUNT)

 * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.



               N O T   P A R T   O F   T H E   P R O S P E C T U S

2.   MAILING ADDRESS

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                          APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                        STATE                        ZIP CODE

     (   )                               (   )
     ---------------------------------------------------------------------------
     DAY TELEPHONE                       EVENING TELEPHONE


3.   INVESTMENT INFORMATION

     METHOD OF INVESTMENT

     [__] I have enclosed a check for a minimum initial investment of $1,000 per Fund.
     [__] I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic Investment Plan information in Section 13.
     [__]     I purchased _____________ shares of __________________ through my broker on  __/__/__.  Conform #___________.

     PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

     ---------------------------------------------------------------------------

     CLASS A  CLASS C  CLASS Y  BEAR STEARNS FUNDS             INVESTMENT AMOUNT

     ---------------------------------------------------------------------------
     _______  _______  _______  S&P STARS Portfolio             $_______________
     _______  _______  _______  Large Cap Value Portfolio       $_______________
     _______  _______  _______  Small Cap Value Portfolio       $_______________
     _______  _______  _______  Total Return Bond Portfolio     $_______________
     _______  _______  _______  The Insiders Select Fund        $_______________
     _______  _______  _______  Emerging Markets Debt Portfolio $_______________
     _______  _______  _______  Money Market Portfolio          $_______________

                                TOTAL INVESTMENT AMOUNT         $===============

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.


4.   REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?     [__] Yes    [__] No

     [__] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ---------------------------------------------------------------------------
     FUND                 ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ---------------------------------------------------------------------------
     FUND                 ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ---------------------------------------------------------------------------
     FUND                 ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     LETTER OF INTENT

     [__]         I am already investing under an existing Letter of Intent.

     [__] I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
                  [__] $50,000  [__] $100,000  [__] $250,000  [__] $500,000
                  [__] $750,000  [__] $1,000,000

            N O T   P A R T   O F   T H E   P R O S P E C T U S

     NET ASSET VALUE PURCHASE

     [__] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     [__] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5.   DISTRIBUTION OPTIONS

     DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL FUND SHARES.

     Dividends                  [__] Pay by check.      [__] Reinvest.
     Capital Gains              [__] Pay by check.      [__] Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [__] Please reinvest dividends and capital gains
          from the __________________ to the _____________________.
                     (NAME OF FUND)             (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:


     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                  APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                        STATE             ZIP CODE

     ---------------------------------------------------------------------------
     OPTIONAL FEATURES


6.   AUTOMATIC WITHDRAWAL PLAN

     [__] Fund Name _______________________________   [__] Amount ______________
     [__] Startup month _______________________

     Frequency option:
     [__] Monthly      [__] Every other month       [__] Quarterly
     [__] Semiannually      [__] Annually

     o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.

     o   Payments will be made on or near the 25th of the month.

     o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     [__]  Please mail checks to Address of Record (Named in Section 2)
     [__] Please electronically credit my Bank of Record (Named in Section 9) [__] Special payee as specified below:

     ---------------------------------------------------------------------------
     NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                    APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                           STATE                  ZIP CODE


                   N O T   P A R T   O F   T H E   P R O S P E C T U S

7.   TELEPHONE EXCHANGE PRIVILEGE

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [__]  I DO NOT want the Telephone Exchange Privilege.


8.   TELEPHONE REDEMPTION PRIVILEGE

     [__] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address to record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9. BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS) PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.

     ---------------------------------------------------------------------------
     BANK NAME

     ---------------------------------------------------------------------------
     STREET OR P.O. BOX                                  APARTMENT NUMBER

     ---------------------------------------------------------------------------
     CITY                            STATE               ZIP CODE

     ---------------------------------------------------------------------------
     BANK ABA NUMBER                                     BANK ACCOUNT NUMBER

     ---------------------------------------------------------------------------
     ACCOUNT NAME


10.  SIGNATURE AND TAXPAYER CERTIFICATION


     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.


     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                  N O T   P A R T   O F   T H E   P R O S P E C T U S

     [__] Exempt from backup withholding
     [__] Nonresident alien (Form W-8 attached) ______________________
                                                COUNTRY OF CITIZENSHIP

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE               TITLE                         DATE

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE               TITLE                         DATE


11.  FOR AUTHORIZED DEALER USE ONLY (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account
     Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ---------------------------------------------------------------------------
     DEALER'S NAME                                          DEALER NUMBER

     ---------------------------------------------------------------------------
     MAIN OFFICE ADDRESS                                    BRANCH NUMBER

     ---------------------------------------------------------------------------
     REPRESENTATIVE'S NAME                                  REP. NUMBER
                                                        (   )
     ---------------------------------------------------------------------------
     BRANCH ADDRESS                                         TELEPHONE NUMBER

     ---------------------------------------------------------------------------
     AUTHORIZED SIGNATURE OF DEALER             TITLE                   DATE


12.  ADDITIONAL ACCOUNT STATEMENTS (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     -----------------------------------------  --------------------------------
     NAME                                       NAME

     -----------------------------------------  --------------------------------
     ADDRESS                                    ADDRESS

     -----------------------------------------  --------------------------------
     CITY, STATE, ZIP CODE                      CITY, STATE, ZIP CODE


13.  SYSTEMATIC INVESTMENT PLAN

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $__________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     [__] Monthly               [__] Every alternate month
     [__] Quarterly             [__] Other _______________

     $____________ into the __________________ Fund ________________Start Month.
     $100 MINIMUM

     $____________ into the __________________ Fund ________________Start Month.
     $100 MINIMUM

     $____________ into the __________________ Fund ________________Start Month.

                  N O T   P A R T   O F   T H E   P R O S P E C T U S

     $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.







                                [TAPE CHECK HERE]









     SERVICE ASSISTANCE                    MAILING INSTRUCTIONS

     Our knowledgeable Client Services     Mail your completed Account
     Representatives are available to      Information Form and check to:
     assist you between 8:30 a.m. and
     5:00 p.m.  Eastern Time               THE BEAR STEARNS FUNDS
     at:  1-800-447-1139                   C/O PFPC INC.
                                           P.O. BOX 8960
                                           WILMINGTON, DE  19899-8960













               N O T   P A R T   O F   T H E   P R O S P E C T U S
is $1,000, and the minimum subsequent investment is $250. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. Orders which are accompanied by Federal Funds, and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any business day, orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in Federal Funds to the Fund's custodian prior to 4:00 p.m. Eastern Time, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through brokers (other than Bears Stearns or brokers who have clearing arrangements with Bear Stearns) and may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in the brokerage accounts. Checks or Federal Reserve drafts should be made payable as follows: (1) to an investor's broker or (ii) to "The RBB Fund-Money Market Portfolio (Bedford Class)" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention:
The RBB

Fund-Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. The investor's broker is responsible for forwarding payment promptly to the Fund's custodian, PNC Bank. An investor's bank or broker may impose a charge for this service.

In the event of a purchase effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements.
Even if a broker does not impose a sales charge for purchases of Bedford
Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.


A Shareholder of The Bear Stearns Funds may purchase Bedford Shares of the Portfolio in exchange for his shares of The Bear Stearns Funds. This exchange privilege is available for an investor with an existing account. See "Exchange of Shares" below.

For distribution services with respect to Bedford Shares of the Portfolio held by clients of Bear Stearns, the Fund's Distributor will pay Bear Stearns up to
 .50% of the annual average value of such accounts.


DIRECT PURCHASES. Investors may purchase the Portfolio's shares by mail by completing and signing an Account Information Form (the "Application"), a copy of which is attached to this Prospectus, and mailing it, together with a check payable to "The RBB Fund--Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. The check must specify the name of The RBB Fund -- Money Market Portfolio (Bedford Class). Subsequent purchases may be made by forwarding payment to the Fund's transfer agent at the foregoing address.

Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:


                      A. Telephone the Fund's transfer agent, PFPC, toll-free
         (800) 447-1139 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify the Fund's transfer agent prior to wiring funds.)

                      B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to the custodian:


                                    PNC Bank, N.A.
                                    ABA-0310-0005-3.
                                    CREDIT ACCOUNT NUMBER: 86-1030-3398
                                    FROM: (name of investor)
                                    ACCOUNT NUMBER: (investor's account number
                                                  with the Portfolio)
                                    FOR PURCHASE OF: (name of the Portfolio)
                                    AMOUNT: (amount to be invested)


                      C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a completed and signed Application.


For subsequent investments, an investor should follow steps A and B above.


RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.


                              REDEMPTION PROCEDURES

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares in an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.


Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


REDEMPTION OF SHARES OWNED DIRECTLY. An investor may redeem any number of Shares by sending a written request to The RBB Fund Money Market Portfolio (Bedford Class), c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Investors may redeem or exchange shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Redemption proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If redemption proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $250; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously issued, must be received by the transfer agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed as described above under "Redemption of Shares Owned Directly." Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the transfer agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures.


During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns, the Distributor or the investor's broker by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used.


AUTOMATIC WITHDRAWAL. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for automatic withdrawal can be obtained from Bear Stearns, the Distributor, the investor's broker, or the transfer agent. Automatic withdrawal may be ended at any time by the investor, the Fund or the transfer agent. Shares for which certificates have been issued may not be redeemed through automatic withdrawal. Purchases of additional shares concurrently with withdrawals generally are undesirable.

ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. During the period prior to the time Shares are redeemed, dividends on such Shares will accrue and be payable.

The Fund imposes no charge when Shares are redeemed, except as described below. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to the investor's broker, or to the transfer agent if the shares are not held in a brokerage account.


                               EXCHANGE OF SHARES

EXCHANGE PRIVILEGE


The exchange privilege enables an investor to purchase shares of the Portfolio in exchange for shares of the other mutual funds sponsored or advised by Bear Stearns, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives than the Money Market Portfolio. To use this privilege, investors should consult their account executive at Bear Stearns, their investment dealers who have sales agreements with Bear Stearns, the Distributor, the investor's broker or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

Currently, exchanges may be made among the following portfolios (and such additional portfolios which may be added in the future):

               o Emerging Markets Debt Portfolio
               o S&P STARS Portfolio
               o Large Cap Value Portfolio
               o Small Cap Value Portfolio
               o Total Return Bond Portfolio
               o The Insiders Select Fund

To effect an exchange of Shares, exchange instructions must be given to the transfer agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to PFPC, Attention: The RBB Fund--Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate otherwise on the account application. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with the transfer agent. This form is available from the transfer agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at (800) 447-1139 to request the exchange. See "Redemption Procedures--Redemption of Shares Owned Directly" for a description of the Fund's telephone transaction procedures. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the transfer agent in writing.

If the exchanging shareholder does not currently own shares of the Portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and the same dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed as described above. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected portfolio or fund shareholders.

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained from Bear Stearns. Except in the case of Personal Retirement Plans, the Shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made. If making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined public offering price. To qualify for the exchange privilege, at the time of the exchange, the investor must notify Bear Stearns, the Distributor, his investment dealer or the transfer agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


REDIRECTED DISTRIBUTION OPTION.

The Redirected Distribution Option enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor. Shares of the other portfolio or fund will be purchased at the then current public offering price; however, a sales load may be charged with respect to investments in shares of a portfolio or fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load.


This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holiday falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of a portfolio is determined independently of any of the Fund's other classes.


The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.



MANAGEMENT
--------------------------------------------------------------------------------


BOARD OF DIRECTORS


The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two separate investment portfolios. The Class represents interests in the Fund's Money Market Portfolio.


INVESTMENT ADVISER AND SUB-ADVISER


PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for the Portfolio. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

As investment adviser to the Portfolio, PIMC manages such Portfolio and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolio, and maintains the Portfolio's financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for the Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.


For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolio (subject to certain adjustments). Such sub-advisory fees have no effect on the advisory fees payable by the Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.


For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average daily net assets of the Money Market Portfolio. For that same year, PIMC waived approximately .15% of average daily net assets of the Money Market Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN


PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements".

DISTRIBUTOR

Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Fund pursuant to a distribution agreement and various supplements thereto (the "Distribution Agreement").


EXPENSES


The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of lowering a Portfolio's expense ratio and of increasing yield to investors.

For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 1.12% of the average daily net assets with respect to the Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .15%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by the Class does not exceed the income of the Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.


TAXES
--------------------------------------------------------------------------------

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.


The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Shareholders who exchange Shares representing interests in one Portfolio for Shares representing interests in another Portfolio will generally recognize capital gain or loss for federal income tax purposes.

Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of common stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888- 9723 to request more information concerning other classes available.

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO.


Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.


As of November 15, 1997, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.


OTHER INFORMATION
--------------------------------------------------------------------------------


REPORTS AND INQUIRIES

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 447-1139.

THE
BEAR STEARNS
FUNDS


235 Park Avenue
New York, New York 10167
1-800-766-4111



MONEY MARKET
PORTFOLIO


INVESTMENT ADVISER
PNC Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania

TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P
Philadelphia, Pennsylvania

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON HAS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                                TABLE OF CONTENTS

                                                                       PAGE


         FEE TABLE......................................................  4
         FINANCIAL HIGHLIGHTS...........................................  6
         INVESTMENT OBJECTIVES AND
         POLICIES....................................................... 11
         INVESTMENT LIMITATIONS......................................... 22
         PURCHASE AND REDEMPTION OF
         SHARES......................................................... 25
         NET ASSET VALUE................................................ 29
         MANAGEMENT..................................................... 29
         DISTRIBUTION OF SHARES......................................... 32
         DIVIDENDS AND DISTRIBUTIONS.................................... 33
         TAXES.......................................................... 34
         DESCRIPTION OF SHARES.......................................... 36
         OTHER INFORMATION.............................................. 38





INVESTMENT ADVISER
PNC Institutional Management
Corporation
Wilmington, Delaware

CUSTODIAN
PNC Bank, National Association
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania


                                ESTABLISHED 1832


                                    JMS, INC.


PROSPECTUS
THE JANNEY
MONTGOMERY SCOTT
MONEY FUNDS


MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MUNICIPAL
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


DECEMBER 1, 1997

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                              OF THE RBB FUND, INC.



         The Janney Montgomery Scott Money Funds consists of four classes of common stock (collectively, the "Janney Classes") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate twenty-two separate investment portfolios. The shares of the classes (collectively, the "Janney Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio and a New York municipal money market portfolio (together, the "Portfolios").
The investment objectives of each investment portfolio described in this Prospectus are as follows:


         MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.


         MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.


         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO - to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.


         NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO - to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks. The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         An investor may purchase and redeem Shares of any of the Janney Classes through Janney Montgomery Scott ("JMS"). See "Purchase and Redemption of Shares."


         PNC Institutional Management Corporation ("PIMC") serves as investment adviser for the Portfolios, PNC Bank National Association ("PNC Bank") serves as sub-adviser for all Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser, and serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as administrator of the Municipal Money Market and New York Municipal Money Market Portfolios and the transfer and dividend disbursing agent for the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor for the Fund.

         This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES

COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
PROSPECTUS                                                     December 1, 1997

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (JANNEY SHARES)


         The Fee Table below contains a summary of the annual operating expenses of the Janney Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1997, as a percentage of average daily net assets. An example based on the summary is also shown.

                                        MUNICIPAL    GOVERNMENT      NEW YORK
                              MONEY       MONEY     OBLIGATIONS      MUNICIPAL
                             MARKET      MARKET     MONEY MARKET   MONEY MARKET
                            PORTFOLIO   PORTFOLIO    PORTFOLIO       PORTFOLIO
                            ---------   ---------   ------------   ------------
Management Fees (after
waivers)(1).................  .22%        .04%          .30%            .02%
12b-1 Fees(1)...............  .60         .60           .60             .60
Other Expenses (after
  waivers)(1)...............  .18         .21           .10             .18
                              ---        ----          ----             ---
Total Fund Operating
  Expenses (Janney
  Classes) (after
  waivers and
  reimbursements)(1)........ 1.00%        .85%         1.00%            .80%
                             =====       ====         =====           =====


(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .37%, .33%, .41% and .35%, respectively; Other Expenses would be .25%, .20%, .22% and .18%, respectively; and Total Fund Operating Expenses would be 1.22%, 1.13%, 1.23% and 1.13%, respectively.


EXAMPLE

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------


Money Market*..........................   $10        $32      $55       $122
Municipal Money Market*................   $ 9        $27      $47       $105
Government Obligations Money Market*...   $10        $32      $55       $122
New York Municipal Money Market*.......   $ 8        $26      $44       $ 99


* Other classes of these Portfolios are sold with different fees and expenses.


         The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Janney Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Janney Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Sub-Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

         From time to time a Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.


         The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares of any of the Janney Classes will fluctuate and is not necessarily representative of future results. Any fees charged by JMS directly to their customers in connection with investments in the Janney Classes are not reflected in the yields of the Janney Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Janney Classes may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The table below sets forth certain information concerning the investment results of the Janney Classes representing interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1997, 1996 and 1995 are part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The financial data should be read in conjunction with such financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Annual Report to Shareholders and the Statement of Additional Information may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.


                             MONEY MARKET PORTFOLIO


                            FINANCIAL HIGHLIGHTS (c)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                           FOR THE PERIOD
                                                                            JUNE 12, 1995
                                           FOR THE           FOR THE      (COMMENCEMENT OF
                                         YEAR ENDED        YEAR ENDED      OPERATIONS) TO
                                       AUGUST 31, 1997   AUGUST 31, 1996   AUGUST 31, 1995
                                       ---------------   ---------------   ---------------
Net asset value, beginning of year.....    $ 1.00            $ 1.00            $ 1.00
                                           ------            ------            ------
Income from investment operations:
  Net investment income................    0.0459            0.0465            0.0112
                                           ------            ------            ------
         Total from investment
           operations..................    0.0459            0.0465            0.0112
                                           ------            ------            ------
Less distributions
  Dividends (from net investment
    income)............................   (0.0459)          (0.0465)          (0.0112)
                                           ------            ------            ------
         Total distributions...........   (0.0459)          (0.0465)          (0.0112)
                                           ------            ------            ------
Net asset value, end of year...........    $ 1.00            $ 1.00            $ 1.00
                                           ======            ======            ======
Total Return...........................     4.69%             4.76%           5.30%(b)

Ratios/Supplemental Data
  Net assets, end of year (000)........  $736,855          $561,865          $443,645
  Ratios of expenses to average
    net assets.........................   1.00%(a)          1.00%(a)       1.00%(a)(b)
  Ratios of net investment income to
    average net assets.................     4.59%             4.65%           5.04%(b)


(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.22%, 1.23% and 1.23% for the years ended August 31, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b)  Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Money Market Portfolio.


                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                        MUNICIPAL MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (c)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                           FOR THE PERIOD
                                                                            JUNE 12, 1995
                                           FOR THE           FOR THE      (COMMENCEMENT OF
                                         YEAR ENDED        YEAR ENDED      OPERATIONS) TO
                                       AUGUST 31, 1997   AUGUST 31, 1996   AUGUST 31, 1995
                                       ---------------   ---------------   ---------------
Net asset value, beginning of year...      $ 1.00           $ 1.00            $ 1.00
                                           ------           ------            ------
Income from investment operations:
  Net investment income..............      0.0285           0.0278            0.0063
                                           ------           ------            ------

         Total from investment
           operations................      0.0285           0.0278            0.0063
                                           ------           ------            ------

Less distributions
  Dividends (from net investment
    income)..........................     (0.0285)         (0.0278)          (0.0063)
                                           ------           ------            ------

         Total distributions.........     (0.0285)         (0.0278)          (0.0063)
                                           ------           ------            ------

Net asset value, end of year.........      $ 1.00           $ 1.00            $ 1.00
                                           ======           ======            ======

Total Return.........................       2.89%            2.81%           2.87%(b)

Ratios/Supplemental Data
  Net assets, end of year (000)......    $108,826          $89,428          $113,256

  Ratios of expenses to average
    net assets.......................    0.85%(a)          0.94%(a)       1.00%(a)(b)

  Ratios of net investment income to
    average net assets...............      2.85%             2.78%           2.83%(b)


(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.13%, 1.23% and 1.30% for the years ended August 31, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b)  Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Municipal Money Market Portfolio.


                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (c)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                              FOR THE PERIOD
                                                                                               JUNE 12, 1995
                                                     FOR THE                FOR THE          (COMMENCEMENT OF
                                                   YEAR ENDED             YEAR ENDED          OPERATIONS) TO
                                                 AUGUST 31, 1997        AUGUST 31, 1996       AUGUST 31, 1995
                                                 ---------------        ---------------       ---------------

Net asset value, beginning of year..........         $ 1.00                $ 1.00                 $ 1.00
                                                     ------                ------                 ------
Income from investment operations:
  Net investment income.....................         0.0447                0.0456                 0.0109
                                                     ------                ------                 ------
         Total from investment
           operations.......................         0.0447                0.0456                 0.0109
                                                     ------                ------                 ------
Less distributions
  Dividends (from net investment
    income).................................        (0.0447)              (0.0456)               (0.0109)
                                                     ------                ------                 ------
         Total distributions................        (0.0447)              (0.0456)               (0.0109)
                                                     ------                ------                 ------
Net asset value, end of year................         $ 1.00                $ 1.00                 $ 1.00
                                                     ======                ======                 ======
Total Return................................          4.56%                 4.66%                5.03%(b)

Ratios/Supplemental Data
  Net assets, end of year (000).............        $352,950             $306,757               $302,585

  Ratios of expenses to average
    net assets..............................        1.00%(a)             1.00%(a)             1.00%(a)(b)

  Ratios of net investment income to
    average net assets......................          4.47%                 4.56%                4.91%(b)


(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.23%, 1.25% and 1.28% for the years ended August 31, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b)  Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Government Obligations Money Market Portfolio.



                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                            FINANCIAL HIGHLIGHTS (c)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                              FOR THE PERIOD
                                                                                               JUNE 9, 1995
                                                     FOR THE                FOR THE          (COMMENCEMENT OF
                                                   YEAR ENDED             YEAR ENDED          OPERATIONS) TO
                                                 AUGUST 31, 1997        AUGUST 31, 1996       AUGUST 31, 1995
                                                 ---------------        ---------------       ---------------


Net asset value, beginning of year..........          $ 1.00                $ 1.00                 $ 1.00
                                                      ------                ------                 ------
Income from investment operations:
  Net investment income.....................          0.0276                0.0262                 0.0062
                                                      ------                ------                 ------

         Total from investment
           operations.......................          0.0276                0.0262                 0.0062
                                                      ------                ------                 ------

Less distributions
  Dividends (from net investment
    income).................................         (0.0276)              (0.0262)               (0.0062)
                                                      ------                ------                 ------

         Total distributions................         (0.0276)              (0.0262)               (0.0062)
                                                      ------                ------                 ------

Net asset value, end of year................          $ 1.00                $ 1.00                 $ 1.00
                                                      ======                ======                 ======
Total Return................................           2.80%                 2.65%                2.72%(b)

Ratios/Supplemental Data
  Net assets, end of year (000).............         $30,442               $20,032                $14,671

  Ratios of expenses to average
    net assets..............................         .80%(a)               .93%(a)             1.00%(a)(b)

  Ratios of net investment income to
    average net assets......................          2.76%                  2.62%                2.68%(b)


(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the New York Municipal Money Market Portfolio would have been 1.13%, 1.25% and 1.28% for the years ended August 31, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b)  Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the New York Municipal Money Market Portfolio.




INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO


         The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian
counterpart   of  a  U.S.   corporation,   and  in  Europaper,   which  is  U.S.
dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset- backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset- backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

         MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


         WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.


         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies- -Illiquid Securities" in the Statement of Additional Information.


                        MUNICIPAL MONEY MARKET PORTFOLIO


         The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and relative stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax- Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.


         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

         The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution).

Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.


         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio-- When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies- -Money Market Portfolio--Stand-By Commitments."

         ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities " and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

         The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

         Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio-- Reverse Repurchase Agreements."

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage- related securities consist of mortgage loans which are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."

         LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO


         The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term obligations"). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

         MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--
Municipal Money Market Portfolio--Municipal Obligations."

         Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

         Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax- Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a more complete description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

         WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--
When-Issued Securities."

         STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."


         TAXABLE INVESTMENTS. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so.

Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

         ELIGIBLE SECURITIES. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies-- Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

         SPECIAL CONSIDERATIONS. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio would be mitigated by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.

         The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


         Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has more recently had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities " and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
         The Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")


         The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         The Money Market and Municipal Money Market Portfolios may not:

                  1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         The Money Market Portfolio may not:

                  1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

                  2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.


         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

                  1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

                  2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

                  3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         The Municipal Money Market Portfolio may not:

                  1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.


         The Government Obligations Money Market Portfolio may not:

                  1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

                  2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         The New York Municipal Money Market Portfolio may not:


                  1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.


         In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.



PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
                               PURCHASE PROCEDURES

         GENERAL. Janney Shares are sold without a sales load on a continuous basis. Investors may purchase Janney Shares through an account maintained by the investor with JMS ("the Account"). The Fund in its sole discretion may accept or reject any order for purchases of Janney Shares.


         All payments for initial and subsequent investments should be in U.S. dollars. JMS is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from JMS and the Fund's custodian has Federal

Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by JMS. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

         PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with JMS through procedures established in connection with the requirements of Accounts at JMS. In such event, beneficial ownership of Janney Shares will be recorded by JMS and will be reflected in the Account statements provided by JMS to such investors. JMS may impose minimum investment Account requirements. Although JMS does not impose a sales charge for purchases of Janney Shares, depending on the terms of an investor's Account with JMS, JMS may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from JMS, and this Prospectus should be read in conjunction with any information received from JMS.


         JMS may offer investors the ability to purchase Janney Shares under an automatic purchase program (a "Purchase Program") established by it. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with JMS automatically invested in Shares of Janney Class designated by the investor as the "Primary Janney Class" for his Purchase Program. The frequency of investments and the minimum investment requirement may be established by JMS and the Fund. In addition, JMS may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular JMS's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to JMS. A participant in a Purchase Program may change the designation of the Primary Janney Class at any time by so instructing JMS.

         If JMS makes special arrangements under which orders for Janney Shares are received by PFPC prior to 12:00 noon Eastern Time, and the JMS guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.


                              REDEMPTION PROCEDURES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.


         REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Janney Shares through an Account may redeem Janney Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting JMS. It is the responsibility of JMS to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.


         JMS will also redeem each day a sufficient number of Shares of the Primary Janney Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Janney Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         JMS reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


         REDEMPTION BY CHECK. The Fund provides investors with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to JMS. JMS will then arrange for the checks to be honored by PNC Bank. Investors who own Janney Shares through an Account should contact JMS for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

         When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

         ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

         The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Janney Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------


         The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.


     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

         With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS


         The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate twenty-two investment portfolios. Each of the Janney Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER


         PIMC, a wholly-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for each of the Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $38.7 billion of assets, of which approximately $35.2 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.


         As investment adviser to the Portfolios, PIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolios, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser to all Portfolios other than the New York Municipal Money Market Portfolio, which has no sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for a Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

         For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

         For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, PIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million.

         PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolios for which PNC Bank acts as sub-adviser. Such sub-advisory fees have no effect on the advisory fees payable by such Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to any Portfolio. Any such arrangement would have no effect on the advisory fees payable by each Portfolio to PIMC.

         For the Fund's fiscal year ended August 31, 1997, the Fund paid investment advisory fees aggregating .22% of the average net assets of the Money Market Portfolio, .04% of the average net assets of the Municipal Money Market Portfolio, .30% of the average net assets of the Government Obligations Money Market Portfolio and .02% of the average net assets of the New York Municipal Money Market Portfolio. For that same year, PIMC waived approximately .15%,
 .29%, .11% and .33% of the average net assets of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, respectively.


ADMINISTRATOR


         PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists such Portfolios in all aspects of their administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Municipal Money Market and New York Municipal Money Market Portfolios. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

         PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

         Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of each of the Janney Classes of the Fund pursuant to a distribution agreement and various supplements thereto (collectively, the "Distribution Agreements").


EXPENSES


         The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Janney Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Janney Classes or if they receive different services.

         The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

         For the Fund's fiscal year ended August 31, 1997, the Fund's total expenses were 1.22% of the average net assets with respect to the Janney Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .22%), were 1.13% of the average net assets with respect to the Janney Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of .28%), were 1.23% of the average net assets with respect to the Janney Class of the Government Obligations Money Market Portfolio (not taking into account waivers and reimbursements of .23%) and were 1.14% of the average net assets with respect to the Janney Class of the New York Municipal Money Market Portfolios (not taking into account waivers and reimbursements of .34%).



DISTRIBUTION OF SHARES


         The Board of Directors of the Fund approved and adopted the Distribution Agreements and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule

12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Janney Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Janney Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreements, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Janney Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

         Under each of the Distribution Agreements and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

         Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Janney Class the fee agreed to under the relevant Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


         The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Janney Class unless a shareholder elects otherwise.

         The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.



TAXES
--------------------------------------------------------------------------------
         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.


         Each Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. None of the Portfolios intends to make distributions that will be eligible for the corporate dividends received deduction.

         Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of any Portfolio, and out of the portion of such net capital gain that constitutes mid-term capital gain will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39%, while the maximum rate imposed on mid-term or other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

         The Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio intend to pay substantially all of their dividends as "exempt interest dividends." Investors in either of these Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from


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




regular federal income tax, are subject to federal alternative minimum tax at a rate of 28% in the case of individuals, trusts and estates and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining federal alternative minimum tax liability. The New York Municipal Money Market Portfolio may invest up to 20% of its net assets in such private activity bonds and the Municipal Money Market Portfolio may invest up to 100% of its net assets in such private activity bonds, although the Municipal Money Market Portfolio does not presently intend to do so. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Investors should additionally be aware of the possibility of state and local alternative minimum or minimum income tax liability, in addition to federal alternative minimum tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments. Exempt interest dividends derived from interest on New York Municipal Obligations will also be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

         Each of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. In addition, the New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority. Investors who are subject to tax in other states or localities should consult their own tax advisers about the taxation of dividends and distributions from each Portfolio by such states and localities.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

         Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

         An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio and New York Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolios' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the federal and state income tax consequences described above.



DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

         The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888- 9723 to request more information concerning other classes available.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE JANNEY CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE JANNEY CLASSES OF THESE PORTFOLIOS.


         Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

         The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

         Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

         As of November 15, 1997, to the Fund's knowledge, no person held of record beneficially 25% or more of the outstanding shares of all of the classes of the Fund.



OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675; toll free 1-800-JANNEYS.



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